As filed with the Securities and Exchange
                 Commission on October 31, 2003

                                              File Nos. 333-18505
                                                        811-09160

                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                    --------------------------

                            FORM N-1A
     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                   Pre-Effective Amendment No.

                Post-Effective Amendment No. 13                 X

                              and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                        Amendment No. 14                        X

                 -------------------------------

             ALLIANCEBERNSTEIN HIGH YIELD FUND, INC.

        (Exact Name of Registrant as Specified in Charter)

    1345 Avenue of the Americas, New York, New York      10105
     (Address of Principal Executive Office)      (Zip Code)

Registrant's Telephone Number, including Area Code:(212) 969-1000

                  -----------------------------

                      EDMUND P. BERGAN, JR.
                 Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                     New York, New York 10105
             (Name and address of agent for service)

                   Copies of communications to:
                       Patricia A. Poglinco
                       Seward & Kissel LLP
                      One Battery Park Plaza
                     New York, New York 10004

It is proposed that this filing will become effective (check appropriate box)

          immediately upon filing pursuant to paragraph (b)
     ---
      X   on November 3, 2003 pursuant to paragraph (b)
     ---
          60 days after filing pursuant to paragraph (a)(1)
     ---
          on (date) pursuant to paragraph (a)(1)
     ---
          75 days after filing pursuant to paragraph (a)(2)
     ---
          on (date) pursuant to paragraph (a)(2) of Rule 485.
     ---
          If appropriate, check the following box:

     ___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The AllianceBernstein
Bond Funds


The AllianceBernstein Bond Funds provide a broad selection of investment alternatives to investors seeking high current income.



Prospectus


November 3, 2003


Investment Grade Funds
        AllianceBernstein U.S. Government Portfolio
        AllianceBernstein Quality Bond Portfolio

Corporate Bond Funds
        AllianceBernstein Corporate Bond Portfolio
        AllianceBernstein High Yield Fund

Multi-Sector Fund
        AllianceBernstein Global Strategic Income Trust

Global Bond Funds
        AllianceBernstein Americas Government Income Trust
        AllianceBernstein Emerging Market Debt Fund
        AllianceBernstein Multi-Market Strategy Trust


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[LOGO]AllianceBernstein(SM)
      Investment Research and Management

Investment Products Offered
===============================
 Are Not FDIC Insured
 May Lose Value
 Are Not Bank Guaranteed
===============================

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                                TABLE OF CONTENTS
--------------------------------------------------------------------------------



                                                        Page
RISK/RETURN SUMMARY ..................................   3
Investment Grade Funds ...............................   4
Corporate Bond Funds .................................   6
Multi-Sector Fund ....................................   8
Global Bond Funds ....................................   9
Summary of Principal Risks ...........................  12
Principal Risks by Fund ..............................  14
FEES AND EXPENSES OF THE FUNDS .......................  15
SALES CHARGE REDUCTION PROGRAMS ......................  19
PURCHASE AND SALE OF SHARES ..........................  19
How The Funds Value Their Shares .....................  19
How To Buy Shares ....................................  20
How To Exchange Shares ...............................  20
How To Sell Shares ...................................  21
DISTRIBUTION ARRANGEMENTS ............................  21
GLOSSARY .............................................  24
DESCRIPTION OF THE FUNDS .............................  25
Investment Objectives and Principal Policies .........  25
Description of Additional Investment Practices .......  32
Additional Risk Considerations .......................  42
MANAGEMENT OF THE FUNDS ..............................  45
DIVIDENDS, DISTRIBUTIONS AND TAXES ...................  49
CONVERSION FEATURE ...................................  49
GENERAL INFORMATION ..................................  50
FINANCIAL HIGHLIGHTS .................................  51
APPENDIX A: BOND RATINGS .............................  58
APPENDIX B: GENERAL INFORMATION ABOUT
CANADA, MEXICO AND ARGENTINA .........................  60


The Funds' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.


RISK/RETURN SUMMARY

The following is a summary of certain key information about the AllianceBernstein Bond Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.

The Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. Each Fund's Summary page includes a short discussion of some of the principal risks of investing in that Fund. A further discussion of these and other risks is on pages 12-14.

More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds may at times use certain types of investment derivatives such as options, futures, forwards, and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.


The Risk/Return Summary includes a table for each Fund showing its average annual returns before and (for Class A shares) after taxes and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Fund by showing:

o how the Fund's average annual returns, before and (for Class A shares) after taxes, for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad based securities market index; and


o changes in the Fund's performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).

A Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Funds.

INVESTMENT GRADE FUNDS


The Investment Grade Funds offer a selection of alternatives to investors seeking high current income consistent with the preservation of capital through investments primarily in investment grade (rated Baa or BBB or above) securities.

AllianceBernstein U.S. Government Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is a high level of current income that is consistent with Alliance's determination of prudent investment risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests, under normal circumstances, at least 80% of its net assets in U.S. Government securities, repurchase agreements and forward contracts relating to U.S. Government securities. U.S. Government securities in which the Fund invests may include a significant amount of certificates issued by government-sponsored entities, such as FNMA and FHLMC, which are neither issued nor guaranteed by the U.S. Treasury. The Fund also may invest in non-U.S. Government mortgage-related and asset-backed securities and in high grade debt securities secured by mortgages on commercial real estate or residential rental properties. The average weighted maturity of the Fund's investments varies between one year or less and 30 years.


Among the principal risks of investing in the Fund are interest rate risk, credit risk, and market risk. Because the Fund may invest in mortgage-related and asset-backed securities, it is subject to the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                1             5            10
                                              Year**       Years**       Years**
--------------------------------------------------------------------------------
Class A***        Return Before Taxes         4.55%         5.48%         5.70%
--------------------------------------------------------------------------------
                  Return After Taxes
                    on Distributions          2.57%         2.83%         2.77%
                 ---------------------------------------------------------------
                  Return After Taxes on
                    Distributions and
                    Sale of Fund Shares       2.74%         3.01%         3.00%
--------------------------------------------------------------------------------
Class B           Return Before Taxes         5.44%         5.65%         5.69%
--------------------------------------------------------------------------------
Class C           Return Before Taxes         7.44%         5.67%         5.38%
--------------------------------------------------------------------------------
Class R           Return Before Taxes         8.99%         6.20%         5.94%
--------------------------------------------------------------------------------
Advisor Class     Return Before Taxes         9.82%         6.79%         6.49%
--------------------------------------------------------------------------------
Lehman            (reflects no
Brothers            deduction for
Government          fees, expenses,
Bond Index          or taxes)                11.50%        7.77%         7.56%
--------------------------------------------------------------------------------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Dates for Class C shares: 5/3/93, Class R shares: 11/03/03 and
   Advisor Class shares: 10/6/00. Performance information for periods prior to the inception of Class C, Class R and Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C and Class R shares and the lower expense ratio of Advisor Class shares, respectively.
***  After-tax Returns:
     -Are shown for Class A shares only and will vary for Class B, Class C, Class R and Advisor Class shares because these shares have different expense ratios.
     -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
     -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/03, the year-to-date unannualized return for the Class A shares was 0.93%.


                               [GRAPHIC OMITTED]
[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]


1993    1994    1995    1996    1997    1998    1999    2000    2001    2002
--------------------------------------------------------------------------------
9.72   -4.38   16.55   0.34    8.55     8.60   -3.21   12.42    5.72   9.21

Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 5.73%, 2nd quarter, 1995; and Worst quarter was down -3.41%, 1st quarter, 1994.

AllianceBernstein Quality Bond Portfolio
--------------------------------------------------------------------------------


OBJECTIVE:

The Fund's investment objective is high current income consistent with preservation of capital by investing in investment grade fixed-income securities.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests, under normal circumstances, at least 80% of its net assets in bonds and other debt securities. The Fund invests in readily marketable securities that do not involve undue risk of capital. The Fund normally invests all of its assets in securities that are rated at least BBB- by S&P or, if unrated, are of comparable quality. The Fund has the flexibility to invest in long- and short-term fixed-income securities depending on Alliance's assessment of prospective cyclical interest rate changes.

The Fund also may:

o  use derivatives strategies;

o  invest in convertible debt securities and preferred stock;

o  invest in U.S. Government obligations; and

o  invest in foreign fixed-income securities.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, derivatives risk and market risk. To the extent the Fund invests in foreign fixed-income securities, it has foreign risk and currency risk.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE


Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                              1        Since
                                                            Year**   Inception**
--------------------------------------------------------------------------------
Class A***        Return Before Taxes                       3.09%      6.34%
--------------------------------------------------------------------------------
                  Return After Taxes
                    on Distributions                        1.20%      4.02%
                 ---------------------------------------------------------------
                  Return After Taxes on
                    Distributions and
                  Sale of Fund Shares                       1.84%      3.89%
--------------------------------------------------------------------------------
Class B           Return Before Taxes                       3.92%      6.89%
--------------------------------------------------------------------------------
Class C           Return Before Taxes                       5.94%      6.84%
--------------------------------------------------------------------------------
Class R           Return Before Taxes                       7.46%      7.44%
--------------------------------------------------------------------------------
Advisor Class     Return Before Taxes                       8.00%      7.98%
--------------------------------------------------------------------------------
Lehman            (reflects no
Brothers            deduction for
Aggregate           fees, expenses,
Bond Index          or taxes)                              10.25%      9.13%
--------------------------------------------------------------------------------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**  Inception Dates for Class A, B and C shares: 7/1/99, Class R shares:
    11/03/03, and Advisor Class shares: 10/9/00. Performance information for periods prior to the inception of Class R and Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratio of Advisor Class shares, respectively.
*** After-tax Returns:
    -Are shown for Class A shares only and will vary for Class B, Class C, Class R and Advisor Class shares because these shares have different expense ratios.
    -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
    -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/03, the year-to-date unannualized return for the Class A shares was 3.19%.


                               [GRAPHIC OMITTED]
[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

1993    1994    1995    1996    1997    1998    1999    2000    2001    2002
--------------------------------------------------------------------------------
 n/a    n/a     n/a     n/a     n/a     n/a      n/a    11.25   7.36     7.67

Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 4.56%, 3rd quarter,2001; and Worst quarter was down -0.61%, 1st quarter, 2002.

CORPORATE BOND FUNDS

The Corporate Bond Funds offer a selection of alternatives to investors seeking to maximize current income through investments in corporate bonds.

AllianceBernstein Corporate Bond Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is primarily to maximize income over the long term to the extent consistent with providing reasonable safety in the value of each shareholder's investment, and secondarily to increase its capital through appreciation of its investments in order to preserve and, if possible, increase the purchasing power of each shareholder's investment.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests, under normal circumstances, at least 80% of its net assets in corporate bonds or other corporate debt securities. The Fund may invest up to 50% of its total assets in foreign fixed-income securities, primarily corporate debt securities and sovereign debt obligations. All of the Fund's investments, whether foreign or domestic, will be U.S. Dollar denominated. The Fund also may invest in income-producing equity securities. While the Fund invests primarily (currently 65%) in investment grade debt securities, it also may invest a significant amount of its total assets in lower-rated debt securities. The average weighted maturity of the Fund's investments varies between one year or less and 30 years.

The Fund pursues a more aggressive investment strategy than other corporate bond funds. The Fund's investments tend to have a relatively long average weighted maturity and duration. The Fund emphasizes both foreign corporate and sovereign debt obligations, as well as corporate bonds that are expected to benefit from improvements in their issuers' credit fundamentals.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, and market risk. Because the Fund emphasizes investments with a relatively long average weighted maturity and duration, its returns may be more volatile than other corporate bond funds. To the extent the Fund invests in lower-rated securities, your investment is subject to more credit risk than an investment in a fund that invests solely in higher-rated securities. The Fund's investments in foreign debt obligations have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                               1             5             10
                                             Year**        Years**       Years**
--------------------------------------------------------------------------------
Class A***        Return Before Taxes        -5.99%         2.32%         7.29%
--------------------------------------------------------------------------------
                  Return After Taxes
                    on Distributions         -8.79%        -0.93%         3.72%
                 ---------------------------------------------------------------
                  Return After Taxes on
                    Distributions and
                    Sale of Fund Shares      -3.74%         0.21%         4.05%
--------------------------------------------------------------------------------
Class B           Return Before Taxes        -5.26%         2.48%         7.24%
--------------------------------------------------------------------------------
Class C           Return Before Taxes        -3.45%         2.48%         7.01%
--------------------------------------------------------------------------------
Class R           Return Before Taxes        -2.05%         3.01%         7.54%
--------------------------------------------------------------------------------
Advisor Class     Return Before Taxes        -1.49%         3.54%         8.07%
--------------------------------------------------------------------------------
Lehman            (reflects no
Brothers            deduction for
Long Baa            fees, expenses,
U.S. Credit         or taxes)
Index                                         9.87%         6.34%         8.28%
--------------------------------------------------------------------------------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Dates for Class B shares: 1/8/93, Class C shares: 5/3/93, Class R shares: 11/03/03, and Advisor Class shares: 8/8/02. Performance information for periods prior to the inception of Class B, Class C, Class R and Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B, Class C and Class R shares and the lower expense ratio of Advisor Class shares, respectively.
*** After-tax Returns:
    -Are shown for Class A shares only and will vary for Class B, Class C, Class R and Advisor Class shares because these shares have different expense ratios.
    -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
    -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/03, the year-to-date unannualized return for the Class A shares was 13.24%.


                               [GRAPHIC OMITTED]
[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

1993    1994    1995    1996    1997    1998    1999    2000    2001    2002
--------------------------------------------------------------------------------
31.09  -12.75   27.98  10.02    11.81   -0.02   1.93    8.12    8.33    -1.85

Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 15.62%, 2nd quarter, 1995; and Worst quarter was down -8.43%, 1st quarter, 1994.

AllianceBernstein High Yield Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is to achieve a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests, under normal circumstances, at least 80% of its net assets in high yield debt securities. The Fund invests in high yield, below investment grade debt securities, commonly known as "junk bonds." The Fund seeks to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, and market risk. Because the Fund invests in lower-rated securities, it has significantly more risk than other types of bond funds and its returns will be more volatile. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                1             5         Since
                                              Year          Years    Inception**
--------------------------------------------------------------------------------
Class A***        Return Before Taxes        -7.31%        -4.76%        -0.47%
--------------------------------------------------------------------------------
                  Return After Taxes
                    on Distributions        -10.74%        -8.71%        -4.58%
                 ---------------------------------------------------------------
                  Return After Taxes
                    on Distributions
                    and Sale of
                    Fund Shares              -4.51%        -5.35%        -2.11%
--------------------------------------------------------------------------------
Class B           Return Before Taxes        -7.62%        -4.62%        -0.42%
--------------------------------------------------------------------------------
Class C           Return Before Taxes        -5.00%        -4.62%        -0.42%
--------------------------------------------------------------------------------
Advisor Class     Return Before Taxes        -3.10%        -3.64%         0.59%
--------------------------------------------------------------------------------
First             (reflects no
Boston              deduction for
High Yield          fees, expenses,
Index               or taxes)                 3.10%         1.44%         2.99%
--------------------------------------------------------------------------------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**  Inception Date for all Classes: 4/22/97.
*** After-tax Returns:
    -Are shown for Class A shares only and will vary for Class B, Class C and
     Advisor Class shares because these shares have different expense ratios. -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
    -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/03, the year-to-date unannualized return for the Class A shares was 17.82%.


                               [GRAPHIC OMITTED]
[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

1993    1994    1995    1996    1997    1998    1999    2000    2001    2002
--------------------------------------------------------------------------------
n/a     n/a      n/a    n/a     n/a    -1.67   -1.79   -11.93  -0.59   -3.26

Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 7.73%, 4th quarter, 2001; and Worst quarter was down -9.63%, 3rd quarter, 1998.

MULTI-SECTOR FUND

The Multi-Sector Fund offers investors seeking high current income the alternative of investing in a variety of traditional and non-traditional fixed-income sectors based on Alliance's evaluation of changes in major economic and credit cycles around the world.

AllianceBernstein Global Strategic Income Trust
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is primarily a high level of current income and, secondarily, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund primarily invests in debt securities of U.S. and non-U.S. companies, U.S. Government and foreign governments, and supranational entities. The Fund's foreign investments are generally denominated in foreign currencies. The Fund, however, generally seeks to hedge currency risk. The Fund normally invests at least 65% of its total assets in debt securities of companies located in at least three countries, one of which may be the United States. The Fund limits its investments in any one foreign country to 25% of its total assets.

The Fund invests at least 65% of its total assets in investment grade securities, but also may invest up to 35% of its total assets in lower-rated securities. The average weighted maturity of the Fund's investments varies between five and 30 years.

The Fund may use significant borrowings and reverse repurchase agreements and dollar rolls for leverage. The Fund also may:

o use derivatives strategies;
o invest in structured securities;
o invest in Eurodollar instruments and foreign currencies;
o invest in asset-backed and mortgage-related securities;
o enter into repurchase agreements; and
o invest in floating, variable, and inverse floating rate securities.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, market risk, and leveraging risk. The Fund's investments in foreign issuers have foreign risk and currency risk. To the extent the Fund invests in lower-rated securities, your investment is subject to more credit risk than an investment in a fund that invests primarily in higher-rated securities. The Fund's use of derivatives strategies has derivatives risk. In addition, the Fund is "non-diversified," meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                1             5         Since
                                              Year          Years    Inception**
--------------------------------------------------------------------------------
Class A***        Return Before Taxes         0.59%         2.34%      6.69%
--------------------------------------------------------------------------------
                  Return After Taxes
                    on Distributions         -1.87%        -1.09%      2.78%
                 ---------------------------------------------------------------
                  Return After Taxes
                    on Distributions
                    and Sale of
                    Fund Shares               0.29%         0.15%      3.41%
--------------------------------------------------------------------------------
Class B           Return Before Taxes         0.51%         2.51%      6.68%
--------------------------------------------------------------------------------
Class C           Return Before Taxes         3.31%         2.51%      6.62%
--------------------------------------------------------------------------------
Advisor Class     Return Before Taxes         5.39%         3.53%      7.66%
--------------------------------------------------------------------------------
Lehman            (reflects no
Brothers            deduction for
Aggregate           fees, expenses,
Bond Index          or taxes)                10.25%         7.55%      7.26%
--------------------------------------------------------------------------------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**  Inception Dates for Class A shares: 1/9/96, Class B and Class C shares:
    3/21/96, and Advisor Class shares: 12/18/97. Performance information for periods prior to the inception of Class B and Class C and Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares and the lower expense ratio of Advisor Class shares, respectively.
*** After-tax Returns:
    -Are shown for Class A shares only and will vary for Class B, Class C and
     Advisor Class shares because these shares have different expense ratios. -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
    -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/03, the year-to-date unannualized return for the Class A shares was 12.49%.


                               [GRAPHIC OMITTED]
[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

1993    1994    1995    1996    1997    1998    1999    2000    2001    2002
--------------------------------------------------------------------------------
 n/a     n/a      n/a    n/a    15.31    1.99    7.63    4.57    -2.81   5.04

Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 7.36%, 4th quarter, 2002; and Worst quarter was down -5.68%, 3rd quarter, 1998.

GLOBAL BOND FUNDS

The Global Bond Funds offer a selection of alternatives to investors seeking a high level of current income through investments primarily in foreign government securities.

AllianceBernstein Americas Government Income Trust
--------------------------------------------------------------------------------

OBJECTIVE:
The Fund's investment objective is the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, or Mexico, their political subdivisions (including Canadian Provinces but excluding states of the United States), agencies, instrumentalities or authorities.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
The Fund normally invests at least 80% of its net assets in debt securities of issuers located in countries in North, Central, or SouthAmerica and at least 80% of its net assets in government securities. The Fund primarily invests in debt securities issued or guaranteed by: (i) the federal governments of the United States, Canada, and Mexico; (ii) government-related entities in the United States, Canada, and Mexico; and (iii) the provincial governments of Canada and Mexico. The Fund's investments also may include debt securities issued by governmental entities of other countries located in Central and South America, including the Caribbean. The Fund may invest up to 25% of its assets in debt securities issued by governmental entities of Argentina. The Fund invests at least 80% of its net assets in investment grade debt securities, but may invest up to 20% of its net assets in lower-rated debt securities or, in either case, if unrated, determined by Alliance to be of equivalent quality. The Fund's investments may be denominated in local currency or U.S. Dollar-denominated, but the Fund expects to maintain at least 25% of its assets in U.S. Dollar-denominated securities.

The Fund may use significant borrowings for leverage. The Fund also may:

o use derivative strategies; and

o invest in variable, floating, and inverse floating rate instruments.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, market risk and leveraging risk. The Fund's investments in foreign debt securities have foreign risk and currency risk. Your investment also has the risk that market changes or other events affecting foreign countries, including potential instability and unpredictable economic conditions, may have a more significant effect on the Fund's net asset value. To the extent the Fund invests in lower-rated debt securities, your investment is subject to more credit risk than an investment in a fund that limits its investments to higher-rated debt securities. In addition, the Fund is "non-diversified," meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                1             5            10
                                              Year          Years        Years**
--------------------------------------------------------------------------------
Class A***        Return Before Taxes         5.98%         7.67%         8.40%
--------------------------------------------------------------------------------
                  Return After Taxes
                    on Distributions          2.55%         3.70%         4.49%
                 ---------------------------------------------------------------
                  Return After Taxes on
                    Distributions and
                    Sale of Fund Shares       3.54%         4.08%         4.67%
--------------------------------------------------------------------------------
Class B           Return Before Taxes         6.90%         7.75%         8.33%
--------------------------------------------------------------------------------
Class C           Return Before Taxes         8.86%         7.80%         7.98%
--------------------------------------------------------------------------------
Lehman            (reflects no
Brothers            deduction for
Aggregate           fees, expenses,
Bond Index          or taxes)                10.25%         7.55%         7.51%
--------------------------------------------------------------------------------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Date for Class C shares: 5/3/93. Performance information for periods prior to the inception of Class C shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares.
*** After-tax Returns:
    -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
    -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
    -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/03, the year-to-date unannualized return for the Class A shares was 13.51%.


                               [GRAPHIC OMITTED]
[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 1993     1994    1995    1996    1997    1998    1999    2000    2001    2002
--------------------------------------------------------------------------------
18.64   -30.24   30.96    24.20  14.97    6.54    7.86    18.47   0.31   10.69

Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 17.23%, 2nd quarter, 1995; and Worst quarter was down -23.19%, 4th quarter, 1994.

AllianceBernstein Emerging Market Debt Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is a high level of current income and, secondarily, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests, under normal circumstances, at least 80% of its net assets in emerging markets debt securities. The Fund invests at least 65% of its total assets in sovereign debt obligations. The Fund also may invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed-income securities. The Fund invests substantially all of its assets in lower-rated securities or unrated securities of equivalent quality. The Fund's investments in sovereign debt obligations and corporate debt securities are U.S. Dollar-denominated.

The Fund's non-U.S. investments emphasize emerging markets and developing countries. The Fund limits its investments in the sovereign debt obligations of any one country to less than 25% of its total assets, although the Fund may invest up to 30% of its total assets in the sovereign debt obligations and corporate fixed-income securities of issuers in each of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela. The Fund expects that it will not invest more than 10% of its total assets in any other single foreign country.

The average weighted maturity of the Fund's investments ranges from nine years to longer than 25 years, depending upon the type of securities.

The Fund may use significant borrowings and reverse repurchase agreements and dollar rolls for leverage. The Fund also may use derivatives strategies; invest in structured securities; invest in fixed and floating rate loans to sovereign debt issuers; enter into repurchase agreements; and invest in variable, floating, and inverse floating rate securities.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, market risk, derivatives risk and leveraging risk. Because the Fund invests in lower-rated securities, it has significantly more risk than other types of bond funds and its returns will be more volatile. The Fund's investments in foreign securities have foreign risk and country or geographic risk. Because the Fund invests in emerging markets and in developing countries, the Fund's returns will be significantly more volatile and may differ substantially from returns in the U.S. bond markets generally. Your investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value. In addition, the Fund is "non-diversified,"meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                1             5         Since
                                              Year          Years    Inception**
--------------------------------------------------------------------------------
Class A***        Return Before Taxes        13.73%         6.39%         9.60%
--------------------------------------------------------------------------------
                  Return After Taxes
                    on Distributions          9.11%         1.49%         3.71%
                 ---------------------------------------------------------------
                  Return After Taxes on
                    Distributions and
                    Sale of Fund Shares       8.19%         2.39%         4.47%
--------------------------------------------------------------------------------
Class B           Return Before Taxes1       14.59%         6.42%         9.55%
--------------------------------------------------------------------------------
Class C           Return Before Taxes        16.56%         6.45%         9.26%
--------------------------------------------------------------------------------
J.P.Morgan        (reflects no
Emerging            deduction for
Markets             fees, expenses,
Bond Index          or taxes)
Plus                                         14.24%         7.18%        11.04%
--------------------------------------------------------------------------------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**  Inception Date for all Classes: 2/25/94.
*** After-tax Returns:
    -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
    -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
    -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/03, the year-to-date unannualized return for the Class A shares was 29.41%.


                               [GRAPHIC OMITTED]
[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 1993     1994    1995    1996    1997    1998    1999    2000    2001    2002
--------------------------------------------------------------------------------
  n/a      n/a   25.42    39.45   9.01   -22.06   26.71   14.47   6.10   18.69

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 26.16%, 2nd quarter, 1995; and Worst quarter was down -28.68%, 3rd quarter, 1998.

AllianceBernstein Multi-Market Strategy Trust
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is the highest level of current income that is available, consistent with what Alliance considers to be prudent investment risk, from a portfolio of high-quality debt securities having remaining maturities of not more than five years.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests in high-quality debt securities having remaining maturities of not more than five years, with a high proportion of investments in money market instruments. The Fund seeks investment opportunities in foreign, as well as domestic, securities markets. Normally, at least 70% of the Fund's debt securities will be denominated in foreign currencies. The Fund limits its investments in a single currency other than the U.S. Dollar to 25% of its net assets, except for the Euro in which the Fund may invest up to 50% of its net assets.

The Fund concentrates at least 25% of its total assets in debt instruments issued by domestic and foreign banking companies. The Fund may use significant borrowings for leverage. The Fund also may:

o  use derivatives strategies;

o  invest in prime commercial paper or unrated paper of equivalent quality;

o  enter into repurchase agreements; and

o  invest in variable, floating, and inverse floating rate securities.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, market risk, and leveraging risk. The Fund's investments in debt securities denominated in foreign currencies have foreign risk and currency risk. In addition, the Fund is "non-diversified" meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                               1              5             10
                                              Year          Years        Years**
--------------------------------------------------------------------------------
Class A***        Return Before Taxes         1.02%         3.97%         4.43%
--------------------------------------------------------------------------------
                  Return After Taxes
                    on Distributions          0.63%         1.65%         2.04%
                 ---------------------------------------------------------------
                  Return After Taxes on
                    Distributions and
                    Sale of Fund Shares       0.63%         1.97%         2.30%
--------------------------------------------------------------------------------
Class B           Return Before Taxes         1.57%         4.03%         4.39%
--------------------------------------------------------------------------------
Class C           Return Before Taxes         3.75%         4.07%         4.06%
--------------------------------------------------------------------------------
Merrill           (reflects no
Lynch               deduction for
1-5 Year            fees, expenses,
Government          or taxes)
Bond Index                                    7.47%         6.87%         6.44%
--------------------------------------------------------------------------------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Date for Class C shares: 5/3/93. Performance information for periods prior to the inception of Class C shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares.
*** After-tax Returns:
    -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
    -Are an estimate, which
     is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
    -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/03, the year-to-date unannualized return for the Class A shares was 2.01%.


                               [GRAPHIC OMITTED]
[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 1993     1994    1995    1996    1997    1998    1999    2000    2001    2002
--------------------------------------------------------------------------------
 10.91   -12.76   5.98   16.20    6.68    6.18     2.58   5.15    4.96    5.49

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 5.46%, 2nd quarter, 1995; and Worst quarter was down -8.19%, 4th quarter, 1994.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds particularly subject to these risks appear in a chart at the end of this section. All Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.

INTEREST RATE RISK
This is the risk that changes in interest rates will affect the value of a Fund's investments in debt securities, such as bonds, notes and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. All of the Funds have interest rate risk. Increases in interest rates may cause the value of a Fund's investments to decline.


Even Funds such as AllianceBernstein U.S. Government and AllianceBernstein Quality Bond that invest a substantial portion of their assets in the highest quality debt securities, for example, U.S. Government securities, including securities backed by the full faith and credit of the U.S. Treasury or certificates issued by FNMA and FHLMC, are subject to interest rate risk. Interest rate risk generally is greater for those Funds that invest a significant portion of their assets in lower-rated securities or comparable unrated securities such as AllianceBernstein Corporate Bond, AllianceBernstein High Yield, AllianceBernstein Global Strategic Income and AllianceBernstein Emerging Market Debt.


Interest rate risk is generally greater for Funds that invest in debt securities with longer maturities, such as AllianceBernstein Corporate Bond, AllianceBernstein Global Strategic Income, AllianceBernstein Americas Government Income and AllianceBernstein Emerging Market Debt. This risk is compounded for the Funds that invest a substantial portion of their assets in mortgage-related or other asset-backed securities, such as AllianceBernstein U.S. Government and AllianceBernstein Quality Bond. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Funds must reinvest their assets in debt securities with lower interest rates. Increased interest rate risk also is likely for AllianceBernstein Quality Bond, AllianceBernstein Corporate Bond, AllianceBernstein Global Strategic Income and AllianceBernstein Emerging Market Debt, which invest in debt securities paying no current interest, such as zero coupon, principal-only, and interest-only securities, or paying non-cash interest in the form of other debt securities (payment-in-kind securities).

CREDIT RISK
This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for Funds such as AllianceBernstein Corporate Bond, AllianceBernstein High Yield, AllianceBernstein Global Strategic Income and AllianceBernstein Emerging Market Debt that invest in lower-rated securities. These debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Funds such as AllianceBernstein High Yield and AllianceBernstein Emerging Market Debt may be subject to greater credit risk because they invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers and in debt securities that are not current in the payment of interest or principal or are in default. Funds such as AllianceBernstein Quality Bond, AllianceBernstein Corporate Bond, AllianceBernstein High Yield, AllianceBernstein Global Strategic Income, AllianceBernstein Americas Government Income, AllianceBernstein Emerging Market Debt and AllianceBernstein Multi-Market Strategy that invest in foreign securities also are subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt obligations, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

MARKET RISK
This is the risk that the value of a Fund's investments will fluctuate as the bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Funds are subject to this risk.

FOREIGN RISK
This is the risk of investments in issuers located in foreign countries. All AllianceBernstein Bond Funds that invest in foreign securities are subject to this risk, including AllianceBernstein Quality Bond, AllianceBernstein Corporate Bond, AllianceBernstein High Yield, AllianceBernstein Global Strategic Income, AllianceBernstein Americas Government Income, AllianceBernstein Emerging
Market Debt and AllianceBernstein Multi-Market Strategy. These Funds' investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of securities. In addition, foreign companies usually are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of a nationalization, expropriation, or other confiscation, a Fund could lose its entire investment.

Political, social, and economic changes in a particular country could result in increased risks for AllianceBernstein Global Strategic Income and AllianceBernstein Emerging Market Debt, which invest a substantial portion of their assets in sovereign debt obligations, including Brady Bonds. The investments in emerging market countries of AllianceBernstein Americas Government Income and AllianceBernstein Emerging Market Debt are likely to involve significant risks. These countries, such as Mexico, Argentina, Brazil, Morocco, the Philippines, Russia, and Venezuela, have a history of political and economic instability.

CURRENCY RISK
This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Fund's investments. Funds such as AllianceBernstein Quality Bond, AllianceBernstein Corporate Bond, AllianceBernstein High Yield, AllianceBernstein Global Strategic Income, AllianceBernstein Americas Government Income and AllianceBernstein Multi-Market Strategy that invest in securities denominated in, and/or companies receiving revenues in, foreign currencies are subject to currency risk.

COUNTRY OR GEOGRAPHIC RISK
This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Fund's net asset value. The Funds particularly subject to this risk are AllianceBernstein Americas Government Income and AllianceBernstein Multi-Market Strategy.

DIVERSIFICATION RISK
Most analysts believe that overall risk can be reduced through diversification, while concentration of investments in a small number of securities increases risk. AllianceBernstein Global Strategic Income, AllianceBernstein Americas Government Income, AllianceBernstein Emerging Market Debt and AllianceBernstein Multi-Market Strategy are not "diversified." This means that they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Fund's net asset value. Similarly, a Fund that concentrates its investments in a particular industry, such as AllianceBernstein Multi-Market Strategy, which invests at least 25% of its assets in the banking industry, could have increased risks because factors affecting that industry could have a more significant effect on the value of the Fund's investments.

LEVERAGING RISK
When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. Each Fund may create leverage by using reverse repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money.

DERIVATIVES RISK
All Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks. Generally, however, the Funds use derivatives as direct investments to earn income, enhance yield and broaden Fund diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant underlying assets, rates, or indices. Funds that invest in structured securities, such as AllianceBernstein Corporate Bond, AllianceBernstein Global Strategic Income and AllianceBernstein Emerging Market Debt, could have increased derivatives risk.

LIQUIDITY RISK
Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous price. All of the Funds are subject to liquidity risk because derivatives and securities involving substantial interest rate and credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in debt securities whose sale may be restricted by law or by contract.

MANAGEMENT RISK
Each Fund is subject to management risk because it is an actively managed investment fund. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Fund.

PRINCIPAL RISKS BY FUND

The following chart summarizes the Principal Risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.



-------------------------------------------------------------------------------

                                 Interest  Credit   Market   Foreign  Currency
Fund                            Rate Risk   Risk     Risk     Risk     Risk
-------------------------------------------------------------------------------
AllianceBernstein
U.S. Government                     o       o        o
-------------------------------------------------------------------------------
AllianceBernstein
Quality Bond                        o       o        o        o        o
-------------------------------------------------------------------------------
AllianceBernstein
Corporate Bond                      o       o        o        o        o
-------------------------------------------------------------------------------
AllianceBernstein High Yield        o       o        o        o        o
-------------------------------------------------------------------------------
AllianceBernstein Global
Strategic Income                    o       o        o        o        o
-------------------------------------------------------------------------------
AllianceBernstein Americas
Government Income                   o       o        o        o        o
-------------------------------------------------------------------------------
AllianceBernstein Emerging
Market Debt                         o       o        o        o        o
-------------------------------------------------------------------------------
AllianceBernstein
Multi-Market Strategy               o       o        o        o        o
-------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------
                               Country or
                               Geographic  Diversifica-  Leveraging  Derivatives  Liquidity  Manage-
Fund                              Risk       tion Risk       Risk        Risk        Risk   ment Risk
------------------------------------------------------------------------------------------------------
AllianceBernstein
U.S. Government                                                            o           o        o
------------------------------------------------------------------------------------------------------
AllianceBernstein
Quality Bond                                                   o           o           o        o
------------------------------------------------------------------------------------------------------
AllianceBernstein
Corporate Bond                                                 o           o           o        o
------------------------------------------------------------------------------------------------------
AllianceBernstein High Yield                                   o           o           o        o
------------------------------------------------------------------------------------------------------
AllianceBernstein Global
Strategic Income                                 o             o           o           o        o
------------------------------------------------------------------------------------------------------
AllianceBernstein Americas
Government Income                   o            o             o           o           o        o
------------------------------------------------------------------------------------------------------
AllianceBernstein Emerging
Market Debt                         o            o             o           o           o        o
------------------------------------------------------------------------------------------------------
AllianceBernstein
Multi-Market Strategy               o            o             o           o           o        o
------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                                FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)


                                    Class A Shares   Class B Shares(b)  Class B Shares(c)
                                    --------------   -----------------  -----------------
Maximum Sales Charge (Load)

Imposed on Purchases (as a

percentage of offering price)         4.25%(a)               None             None

Maximum Deferred Sales Charge

(Load) (as a percentage of original

purchase price or redemption

proceeds, whichever is lower)         None                  3.0%*(a)         4.0%**(a)

Exchange Fee                          None                  None             None




                                      Class C Shares   Class R Shares(d)    Advisor Class Shares
                                      --------------   ----------------     --------------------
Maximum Sales Charge (Load)

Imposed on Purchases (as a

percentage of offering price)              None              None             None

Maximum Deferred Sales Charge

(Load) (as a percentage of original

purchase price or redemption

proceeds, whichever is lower)              1.0%***(a)        None             None

Exchange Fee                               None              None             None



--------------------------------------------------------------------------------------------------


(a) Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases and for certain group retirement plans. In some cases, however, a 1%, 1-year CDSC may apply. CDSCs for Class A, B, and C shares may also be subject to waiver in certain circumstances. See "Distribution Arrangements" in the Prospectus and "Purchase of Shares" in the Statement of Additional Information.
(b) For all Funds except AllianceBernstein High Yield and AllianceBernstein Global Strategic Income.
(c) For AllianceBernstein High Yield and AllianceBernstein Global Strategic Income.
(d) Class R shares are only offered by AllianceBernstein U.S. Government, AllianceBernstein Quality Bond and AllianceBernstein Corporate Bond and only to certain retirement plans. See "Purchase and Sale of Shares" in this Prospectus.
* Class B shares automatically convert to Class A shares after 6 years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the 3rd year.
** Class B shares automatically convert to Class A shares after 8 years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the 4th year.
*** For Class C shares, the CDSC is 0% after the first year.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in a Fund with the cost of investing in other funds. They assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


AllianceBernstein
U.S. Government Portfolio


                                                        Operating Expenses
                                 ------------------------------------------------------------------
                                 Class A       Class B       Class C       Class R    Advisor Class
                                 -------       -------       -------       -------    -------------
   Management Fees                 .53%           .53%         .53%           .53%          .53%
   Distribution (12b-1)
     and Service Fees              .30%          1.00%        1.00%           .50%          None
   Interest Expense                .01%           .01%         .01%           .01%          .01%
   Other Expenses                  .26%           .28%         .27%           .26%          .27%
                                  -----          -----        -----          -----         -----
   Total Fund Operating
     Expenses                     1.10%          1.82%        1.81%          1.30%++++++    .81%
                                  =====          =====        =====          =====         =====

                                                                            Examples
                                -------------------------------------------------------------------------------------------------
                                 Class A      Class B+      Class B++     Class C+      Class C++     Class R      Advisor Class
                                 -------       -------      --------       -------      --------       -------     -------------
   After 1 Year                  $   532       $    485      $   185       $    284      $    184      $    132       $    83
   After 3 Years                 $   760       $    673      $   573       $    569      $    569      $    412       $   259
   After 5 Years                 $ 1,005       $    985      $   985       $    980      $    980      $    713       $   450
   After 10 Years                $ 1,708       $  1,775      $ 1,775       $  2,127      $  2,127      $  1,568       $ 1,002



AllianceBernstein
Quality Bond Portfolio


                                                         Operating Expenses
                                 -------------------------------------------------------------------
                                 Class A       Class B       Class C       Class R    Advisor Class
                                 -------       -------       -------       -------    --------------
   Management Fees                 .55%           .55%         .55%           .55%          .55%
   Distribution (12b-1)
     and Service Fees              .30%          1.00%        1.00%           .50%          None
   Other Expenses                  .47%           .50%         .48%           .47%          .47%
   Total Fund Operating
     Expenses                     1.32%          2.05%        2.03%          1.52%         1.02%
                                 =====          =====        =====          =====         =====
   Waiver and/or Expense
     Reimbursement +++            (.34)%        (.37)%        (.35)%         (.34)%        (.34)%
                                 -----          -----        -----          -----         -----
   Net Expenses                    .98%          1.68%        1.68%          1.18%++++++    .68%
                                 =====          =====        =====          =====         =====

                                                                            Examples
                                ------------------------------------------------------------------------------------------------
                                 Class A      Class B+      Class B++     Class C+      Class C++     Class R      Advisor Class
                                 -------       -------      --------       -------      --------       -------     -------------
   After 1 Year                 $   521       $    471      $   171       $    271      $    171      $    120       $    69
   After 3 Years++++            $   793       $    707      $   607       $    603      $    603      $    447       $   291
   After 5 Years++++            $ 1,087       $  1,069      $ 1,069       $  1,061      $  1,061      $    797       $   530
   After 10 Years++++           $ 1,919       $  1,990      $ 1,990       $  2,331      $  2,331      $  1,784       $ 1,217


AllianceBernstein
Corporate Bond Portfolio
                                                       Operating Expenses
                                -------------------------------------------------------------------
                                 Class A       Class B       Class C       Class R    Advisor Class
                                 -------       -------       -------       -------    -------------
   Management Fees                 .56%           .56%         .56%           .56%          .56%
   Distribution (12b-1)
     and Service Fees              .30%          1.00%        1.00%           .50%          None
   Interest Expense                .03%           .03%         .03%           .03%          .03%
   Other Expenses                  .27%           .29%         .28%           .27%          .29%
                                 -----          -----        -----          -----         -----
   Total Fund Operating
     Expenses                     1.16%          1.88%        1.87%          1.36%++++++    .88%
                                 =====           =====        =====         =====         =====

                                                                            Examples
                                ------------------------------------------------------------------------------------------------
                                 Class A      Class B+      Class B++     Class C+      Class C++     Class R      Advisor Class
                                 -------       -------      --------       -------      --------       -------     -------------
   After 1 Year                 $   538       $    491      $   191       $    290      $    190      $    138       $    90
   After 3 Years                $   778       $    691      $   591       $    588      $    588      $    431       $   281
   After 5 Years                $ 1,036       $  1,016      $ 1,016       $  1,011      $  1,011      $    745       $   488
   After 10 Years               $ 1,774       $  1,841      $ 1,841       $  2,190      $  2,190      $  1,635       $ 1,084


AllianceBernstein
High Yield Fund
                                                 Operating Expenses
                                -----------------------------------------------------
                                 Class A       Class B       Class C    Advisor Class
                                 -------       -------       -------    -------------
   Management Fees                 .75%           .75%         .75%           .75%
   Distribution (12b-1)
     and Service Fees              .30%          1.00%        1.00%           None
   Other Expenses                  .33%           .36%         .35%           .34%
                                 -----          -----        -----          -----
   Total Fund Operating
     Expenses                     1.38%          2.11%        2.10%          1.09%
                                 =====          =====        =====          =====

                                                                    Examples
                                ---------------------------------------------------------------------------------
                                 Class A      Class B+      Class B++     Class C+      Class C++  Advisor Class
                                 -------       -------      --------       -------      --------    -------------
   After 1 Year                 $   560       $    614      $   214       $    313      $    213      $    111
   After 3 Years                $   843       $    861      $   661       $    658      $    658      $    347
   After 5 Years                $ 1,148       $  1,134      $ 1,134       $  1,129      $  1,129      $    601
   After 10 Years               $ 2,012       $  2,255      $ 2,255       $  2,431      $  2,431      $  1,329



AllianceBernstein Global
Strategic Income Trust



                                                 Operating Expenses
                               --------------------------------------------------------
                                 Class A       Class B        Class C     Advisor Class
                                 -------       -------        -------     -------------
   Management Fees                 .75%           .75%          .75%           .75%
   Distribution (12b-1)
     and Service Fees              .30%          1.00%         1.00%           None
   Other Expenses                  .48%           .49%          .48%           .49%
                                 -----          -----         -----          -----
   Total Fund Operating
     Expenses                     1.53%          2.24%         2.23%          1.24%
                                 =====          =====         =====          =====

                                                                    Examples
                                -------------------------------------------------------------------------------------
                                 Class A      Class B+       Class B++      Class C+      Class C++    Advisor Class
                                 -------       -------       --------        -------      --------     -------------
After 1 Year                    $   574        $   627       $   227        $   326        $  226        $   126
After 3 Years                   $   888        $   900       $   700        $   697        $  697        $   393
After 5 Years                   $ 1,224        $ 1,200       $ 1,200        $ 1,195        $1,195        $   681
After 10 Years                  $ 2,171        $ 2,396       $ 2,396        $ 2,565        $2,565        $ 1,500


AllianceBernstein Americas
Government Income Trust
                                         Operating Expenses
                               ---------------------------------------
                                 Class A       Class B        Class C
                                 -------       -------        -------
   Management Fees+++++            .73%           .73%          .73%
   Distribution (12b-1)
     and Service Fees              .30%          1.00%         1.00%
   Interest Expense                .29%           .28%          .28%
   Other Expenses                  .25%           .27%          .26%
                                 -----          -----          -----
   Total Fund Operating
     Expenses                     1.57%          2.28%         2.27%
                                 =====          =====          ====

                                                           Examples
                              ---------------------------------------------------------------------
                                 Class A      Class B+       Class B++      Class C+      Class C++
                                 -------       -------       --------       --------      ---------
After 1 Year                    $   578        $   531       $   231        $   330        $  230
After 3 Years                   $   900        $   812       $   712        $   709        $  709
After 5 Years                   $ 1,244        $ 1,220       $ 1,220        $ 1,215        $1,215
After 10 Years                  $ 2,213        $ 2,274       $ 2,274        $ 2,605        $2,605


AllianceBernstein Emerging
Market Debt Fund
                                         Operating Expenses
                               ---------------------------------------
                                 Class A       Class B        Class C
                                 -------       -------        -------
   Management Fees                 .75%           .75%          .75%
   Distribution (12b-1)
     and Service Fees              .30%          1.00%         1.00%
   Interest Expense                .48%           .47%          .47%
   Other Expenses                  .41%           .42%          .41%
                                 -----          -----          -----
   Total Fund Operating
     Expenses                     1.94%          2.64%         2.63%
                                 =====          =====          =====

                                                            Examples
                              -----------------------------------------------------------------------
                                 Class A      Class B+       Class B++      Class C+      Class C++
                                 -------       -------       --------       --------      ---------
After 1 Year                    $   614        $   567       $   267        $   366        $  266
After 3 Years                   $ 1,008        $   920       $   820        $   817        $  817
After 5 Years                   $ 1,427        $ 1,400       $ 1,400        $ 1,395        $1,395
After 10 Years                  $ 2,593        $ 2,649       $ 2,649        $ 2,964        $2,964



AllianceBernstein Multi-Market
Strategy Trust
                                         Operating Expenses
                               ---------------------------------------
                                 Class A       Class B        Class C
                                 -------       -------        -------
   Management Fees                 .60%           .60%          .60%
   Distribution (12b-1)
     and Service Fees              .30%          1.00%         1.00%
   Other Expenses                  .59%           .64%          .60%
                                -----          -----          -----
   Total Fund Operating
     Expenses                     1.49%          2.24%         2.20%
                                 =====          =====          =====



                                                           Examples
                              -----------------------------------------------------------------------
                                 Class A      Class B+       Class B++      Class C+      Class C++
                                 -------       -------       --------       --------      ---------
After 1 Year                    $   570        $   527       $   227        $   323        $  223
After 3 Years                   $   876        $   800       $   700        $   688        $  688
After 5 Years                   $ 1,204        $ 1,200       $ 1,200        $ 1,180        $1,180
After 10 Years                  $ 2,129        $ 2,213       $ 2,213        $ 2,534        $2,534


--------------------------------------------------------------------------------
+ Assumes redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 6 years, and for AllianceBernstein High Yield and AllianceBernstein Global Strategic Income, 8 years.
++ Assumes no redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 6 years, and for AllianceBernstein High Yield and AllianceBernstein Global Strategic Income, 8 years.
+++ Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the end of the Fund's current fiscal year and may be extended by Alliance for additional one year terms.
++++ These examples assume that Alliance's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial term.
+++++ Represents .65 of 1% of the Fund's average daily adjusted total net assets.
++++++ Based on estimated expenses because the Class R shares of the Portfolio did not commence operation until November 3, 2003.

--------------------------------------------------------------------------------
                         SALES CHARGE REDUCTION PROGRAMS
--------------------------------------------------------------------------------


AllianceBernstein Mutual Funds offer several ways for investors to reduce or eliminate sales charges. A brief summary of some of these Sales Charge Reduction, or "breakpoint", programs is outlined below. More details about these programs is contained in the Funds' Statement of Additional Information or on our Website at www.AllianceCapital.com.

o  Breakpoints

   The AllianceBernstein Mutual Funds offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce or, in some cases, eliminate the sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

o  Breakpoints Offered by the AllianceBernstein Mutual Funds

   The AllianceBernstein Mutual Funds offer the following breakpoint privileges:
   Quantity Discounts - Under this type of breakpoint, larger investments in Class A shares are charged lower sales charges. For very large investments, the entire sales charge may be waived. A shareholder investing more than $100,000 in Class A shares of an AllianceBernstein
   Mutual Fund is eligible for a reduced sales charge. Front-end sales charges are eliminated completely for purchases over $1 million, although a 1%, 1-year contingent deferred sales charge ("CDSC") may apply.

   The sales charge schedule of Class A share Quantity Discounts is as follows:
   Less than $100,000                             4.25%
   $100,000 but less than $250,000                3.25%
   $250,000 but less than $500,000                2.25%
   $500,000 but less than $1 million              1.75%
   $1 million and above                           0.00*

   Class A shares redeemed within one year are subject to a CDSC equal to 1% of the lesser of the initial cost of the shares being redeemed or their net asset value at the time of redemption. No sales charge is assessed on increases in net asset value above the initial purchase price.

   Rights of Accumulation - Shareholders can combine the value of a new investment in a fund with the value of existing investments in the fund to determine if the new investment is eligible for a Quantity Discount. The AllianceBernstein Mutual Funds use the current net asset value of your existing investments when combining them with your new investment. Shareholders may also aggregate the value of all of their investments in all of their AllianceBernstein Mutual Funds for purposes of Rights of Accumulation.

   Combined Purchase Privileges - Shareholders may include the value of accounts held by their spouse and children under the age of 21 for purposes of reaching Quantity Discounts or Rights of Accumulation. These privileges apply even if your related accounts are opened using different brokers or brokerage firms, so it's important to let your broker(s) know about all your accounts that may be combined for these privileges.

   Letter of Intent - Some investors may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would be sufficient for a Quantity Discount. For these situations, the AllianceBernstein Mutual Funds offer a Letter of Intent. With a Letter of Intent, the investor expresses his/her intention, in writing, to invest a certain amount over a specified period of time. The Fund will then apply to each of the investor's periodic investments the Quantity Discount that would apply to the total amount stated in the Letter of Intent. However, if an investor fails to invest the total amount stated in the Letter of Intent, the Fund can retroactively collect the sales charges (by redeeming shares in the investor's account at their current net asset value) that should have applied given the amount that the investor actually did invest.

o Other Sales Charge Waivers

  The AllianceBernstein Mutual Funds offer other ways for qualifying shareholders to obtain reduced sales charges. More details about these sales charge reduction programs are contained in the Funds' Statement of Additional Information. These programs apply to certain types of investors, like certain retirement plans. Other programs include a dividend reinvestment program, exchange privilege program and the reinstatement privilege. The AllianceBernstein Mutual Funds also offer certain opportunities to waive otherwise applicable contingent deferred sales charges, which are described in the Funds' Statement of Additional Information.

For more information, please refer to your Fund's Statement of Additional Information, call your financial advisor or visit our Website at www.AllianceCapital.com.


--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

HOW THE FUNDS VALUE THEIR SHARES
The Funds' net asset value or NAV is calculated at the next close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), each day the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds value their securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Funds' Directors or Trustees believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Your purchase of Fund shares may be subject to an initial sales charge. Sales of Fund shares may be subject to a contingent deferred sales charge or CDSC. See the "Distribution Arrangements" section of this Prospectus for details.

HOW TO BUY SHARES
o  Class A, B and C Shares
You may purchase a Fund's Class A, B or C shares through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Funds' principal underwriter, AllianceBernstein Investment Research andManagement, Inc., or ABIRM.

   Minimum investment amounts are:

   o Initial                             $1,000
   o Subsequent                             $50
   o Automatic Investment Program           $25

If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Subscription Application. Call 800-221-5672 to arrange a transfer from your bank account.

Class A shares are available at NAV to all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans") except those plans that are eligible to purchase Class R shares. For Funds that do not offer Class R shares, Class A shares are available at NAV to those group retirement plans that would have been eligible to purchase Class R shares as described below.

Class B shares are generally not available to group retirement plans, except for plans described in the Statement of Additional Information under "Purchase of Shares." Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein Simple IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan level assets of less than $1 million.

o  Class R Shares
Class R shares are available to group retirement plans that have plan assets of $1 million to $10 million and have plan level or omnibus accounts on the books of the Fund. Class R shares are not available to retail non-retirement accounts, traditional and ROTHIRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLEIRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products.

o  Advisor Class Shares
You may purchase Advisor Class shares through your financial representative at NAV. Advisor Class shares are not subject to any initial or contingent sales charges or distribution expenses. You may purchase and hold shares solely:

o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM;

o through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10 million in assets and that are purchased directly by the plan, without the involvement of a financial intermediary; and

o by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Fund.

Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares to be approved by ABIRM for investment in Advisor Class shares. Each Fund that offers Advisor Class shares has more detailed information about who may purchase and hold Advisor Class shares in its Statement of Additional Information.

o  General
The Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action as it deems appropriate which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

Each Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

Each Fund may refuse any order to purchase shares. In particular, the Funds reserve the right to restrict purchases of shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Funds may modify, restrict, or terminate the exchange service on 60 days' written notice.

HOW TO SELL SHARES
You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within seven days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial representative.

o  Selling Shares Through Your Broker or Financial Representative
Your broker or your financial representative must receive your request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your broker or your financial representative is responsible for submitting all necessary documentation to a Fund and may charge you for this service.

o  Selling Shares Directly to a Fund
By Mail
   --Send a signed letter of instruction or stock power, along with certificates, to:

                        Alliance Global Investor Services
                                   P.O. Box 786003
                           San Antonio, TX 78278-6003
                                  800-221-5672
   --For certified or overnight deliveries, send to:

                        Alliance Global Investor Services
                             8000 IH10 W, 4th Floor
                              San Antonio, TX 78230

   --For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AGIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

   By Telephone
   --You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

   --A telephone redemption request must be made by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

   --If you have selected electronic funds transfer in your Subscription
     Application, the redemption proceeds may be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

   --Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

   --Telephone redemption is not available for shares held in nominees or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.


--------------------------------------------------------------------------------
                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

Share Classes. AllianceBernstein U.S. Government, AllianceBernstein Quality Bond and AllianceBernstein Corporate Bond offer five classes of shares through this Prospectus, AllianceBernstein High Yield and AllianceBernstein Global Strategic Income offer four classes of shares, and AllianceBernstein Americas Government Income, AllianceBernstein Emerging Market Debt and AllianceBernstein Multi-Market Strategy offer three classes of shares. Special distribution arrangements are available for certain group retirement plans. These arrangements are described below under "Special Distribution Arrangements for Retirement Plans." In addition, the Statement of Additional Information contains more information relating to waivers of sales charges and CDSCs.

Class A Shares--Initial Sales Charge Alternative
You can purchase Class A shares at NAV plus an initial sales charge, as follows:

                                                          Commission
                        Initial Sales Charge              to Dealer/
                                                            Agent as
                        As % of                             % of
                      Net Amount       As % of            Offering
Amount Purchased       Invested    Offering Price           Price
-------------------  ------------ ----------------    -----------------

Up to $100,000           4.44%          4.25%             4.00%
$100,000 up to
  $250,000               3.36           3.25              3.00
$250,000 up to
  $500,000               2.30           2.25              2.00
$500,000 up to
  $1,000,000             1.78           1.75              1.50

You pay no initial sales charge on purchases of Class A shares in the amount of $1,000,000 or more, but may pay a 1% CDSC if you redeem your shares within one year. Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges under a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Monthly Purchase Program for Retirement Plans, Reinstatement Privilege, and Sales at Net Asset Value Programs. Consult the Subscription Application and a Fund's SAI for additional information about these options.

Class B Shares--Deferred Sales Charge Alternative
You can purchase Class B shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within three years (four years in the case of AllianceBernstein Global Strategic Income and AllianceBernstein High Yield) after purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts are:

AllianceBernstein Global Strategic Income and AllianceBernstein High Yield:

       Years Since Purchase        CDSC
       ---------------------     --------
         First                     4.0%
         Second                    3.0%
         Third                     2.0%
         Fourth                    1.0%
         Fifth                     None

All Other Funds:

   Years Since Purchase            CDSC
   --------------------          --------
         First                     3.0%
         Second                    2.0%
         Third                     1.0%
         Fourth                    None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC schedule attributable to the originally purchased share will apply to those Class B shares purchased via exchange. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

The Fund's Class B shares purchased for cash automatically convert to Class A shares six years after the end of the month of your purchase (except for Class B shares of AllianceBernstein High Yield and AllianceBernstein Global Strategic Income, which automatically convert to Class A shares eight years after the end of the month of purchase). If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares--Asset-Based Sales Charge Alternative
You can purchase Class C shares at NAV without any initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within one year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to those Class C shares. The one-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Fund.

Class R Shares--Certain Group Retirement Plans
Class R shares are available only to certain group retirement plans discussed above with plan assets of at least $1 million but not more than $10 million. Class R shares do not have any initial sales charge or CDSC and carry a .50% Rule 12b-1 fee.

Advisor Class Shares--Fee Based Program Alternative
You may purchase Advisor Class shares through your financial representative. Advisor Class shares are not subject to any initial or contingent sales charges or distribution expenses. However, when you purchase Advisor Class shares through your financial representative, your financial representative may charge a fee.

General
Asset-based Sales Charge or Rule 12b-1 Fees. Each Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                      Rule 12b-1 Fee (as a percent of
                    aggregate average daily net assets)
                 -----------------------------------------
         Class A                       .30%
         Class B                      1.00%
         Class C                      1.00%
         Class R                       .50%
         Advisor Class                None


Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B, Class C and Class R shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of six years, after which they convert to Class A shares, except for AllianceBernstein High Yield and AllianceBernstein Global Strategic Income Class B shares, which convert to
Class A shares after eight years). The higher fees mean a higher expense ratio, so Class B, Class C and Class R shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. All or a portion of these fees may be paid to financial intermediaries. Advisor Class shares do not charge any distribution fees and therefore they have a lower expense ratio than Class A, Class B, Class C or Class R shares and pay a correspondingly higher dividend.

Choosing a Class of Shares (other than Group Retirement Plans). The decision as to which class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you are making a smaller investment, you might consider purchasing Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more.

Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000. There is no maximum purchase amount for Advisor Class shares. Advisor Class shares are not available to all shareholders.
See "How to Buy Shares."

You should consult your financial agent to assist in choosing a class of Fund shares.

Application of the CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. A Fund may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bi-monthly, or quarterly systematic withdrawal plan. See the Fund's SAI for further information about CDSC waivers.

Other. A transaction, service, administrative, or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, Class C, Class R or Advisor Class shares made through your financial representative. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

Alliance may make payments from time to time from its own resources to financial intermediaries in connection with the sale of shares of a Fund. Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of a Fund on a financial intermediary's preferred list of funds or otherwise associated with the financial intermediary's marketing and other support activities such as client education meetings, relating to a Fund. The principal underwriter pays a discount or commission to financial intermediaries in connection with their sale of shares of a Fund, as described above. In addition to this discount or commission, the principal underwriter may, from time to time, pay additional cash or other incentives to financial intermediaries in connection with the sale of shares of a Fund. Such cash or other incentives may take the form of payment for attendance by individual registered representatives at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a financial intermediary to locations within or outside the United States.

Special Distribution Arrangements for Group Retirement Plans and Employee Benefit Plans

Each Fund offers special distribution arrangements for group retirement plans and certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans, and other defined contribution plans (the "Plans"). However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for the Plans as to the purchase, sale or exchange of shares of a Fund, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. The Plans also may not offer all classes of shares of a Fund. In order to enable participants investing through the Plans to purchase shares of a Fund, the maximum and minimum investment amounts may be different for shares purchased through the Plans from those described in this Prospectus. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards set forth in this Prospectus and the Statement of Additional Information. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Class A
Class A shares are available at net asset value to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with at least $250,000 in plan assets or 100 employees. In such cases, Class A shares are subject to a 1%, 1 year CDSC on redemptions if the plan terminates a Fund as an investment option within one year. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million. The 1%, 1 year CDSC also applies; however, the CDSC may be waived under certain circumstances as set forth under "Purchase of Shares" in the Statement of Additional Information. For Funds that do not offer Class R shares, Class A shares at NAV are available to those group retirement plans which would be eligible to purchase Class R shares if Class R shares were so offered.

Class C
Class C shares are available to group retirement plans with plan level assets of less than $1 million.

Class R
Class R shares are available to certain group retirement plans with plan assets of at least $1 million but not more than $10 million. Class R shares carry no front-end sales charge or CDSC but are subject to a .50% Rule 12b-1 distribution fee.

Choosing a Class of Shares for Group Retirement Plans

Group retirement plans with plan assets in excess of $10 million are eligible to purchase Class A shares at NAV. In addition, under certain circumstances, the 1%, 1 year CDSC may be waived. Since Class A has a lower Rule 12b-1 distribution fee than Class R, plans eligible for Class A shares with no CDSC should purchase Class A shares. Group retirement plans with assets of between $1 million and $10 million should purchase Class R shares.



--------------------------------------------------------------------------------
                                    GLOSSARY
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This Prospectus uses the following terms.

TYPES OF SECURITIES
Bonds are fixed, floating, and variable rate debt obligations.

Convertible securities are bonds, debentures, corporate notes, and preferred stocks that are convertible into common and preferred stock.

Debt securities are bonds, debentures, notes, and bills.

Equity securities are common and preferred stocks, securities convertible into common and preferred stocks, and rights and warrants to subscribe for the purchase of common and preferred stocks.

Fixed-income securities are debt securities, convertible securities, and preferred stocks, including floating rate and variable rate instruments. Fixed-income securities may be rated (or, if unrated, for purposes of the Funds' investment policies as may be determined by Alliance to be of equivalent quality) triple-A (Aaa or AAA), high quality (Aa or AA or above), high grade (A or above) or investment grade (Baa or BBB or above) by, as the case may be, Moody's, S&P or Fitch, or may be lower-rated securities, as defined below. In the case of "split-rated" fixed-income securities (i.e., securities assigned non-equivalent credit quality ratings, such as Baa by Moody's but BB by S&P or Ba by Moody's and BB by S&P but B by Fitch), a Fund will use the rating deemed by Alliance to be the most appropriate under the circumstances.

Foreign fixed-income securities consist of foreign government securities and securities issued by non-U.S. companies.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities.

Interest-only or IO securities are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the principal-only or PO class, that receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, zero coupon securities, which are debt securities issued without interest coupons.

Mortgage-related securities are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations. These securities include:

   o ARMS, which are adjustable-rate mortgage securities;

   o SMRS, which are stripped mortgage-related securities;

   o CMOs, which are collateralized mortgage obligations;

   o GNMA certificates, which are securities issued by the Government National Mortgage Association or GNMA;

   o FNMA certificates, which are securities issued by the Federal National Mortgage Association or FNMA; and

   o FHLMC certificates, which are securities issued by the Federal Home Loan Mortgage Corporation or FHLMC.

Non-U.S. company is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country.

Qualifying bank deposits are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold under Rule 144A under the Securities Act.

Sovereign debt obligations are foreign government debt securities, loan participations between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.


U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by certain government-sponsored entities (entities chartered by or sponsored by Act of Congress). These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury, and those backed only by the credit of the issuing agency or entity itself. The first category includes U.S. Treasury securities (which are U.S. Treasury bills, notes and bonds) and certificates issued by GNMA. U.S. Government securities not backed by the full faith and credit of the United States or a right to borrow from the U.S. Treasury include certificates issued by FNMA and FHLMC.

Rating Agencies and Rated Securities
Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

Higher quality commercial paper is commercial paper rated at least Prime-2 by Moody's, A-2 by S&P, or F2 by Fitch.

Lower-rated securities are fixed-income securities rated Ba or BB or below, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

NRSRO is a nationally recognized statistical rating organization.

Prime commercial paper is commercial paper rated Prime-1 or higher by Moody's, A-1 or higher by S&P, or F1 by Fitch.

S&P is Standard & Poor's Ratings Services.

OTHER
1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.

Exchange is the New York Stock Exchange.

LIBOR is the London Interbank Offered Rate.

Securities Act is the Securities Act of 1933, as amended.

World Bank is the commonly used name for the International Bank for Reconstruction and Development.


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                            DESCRIPTION OF THE FUNDS
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This section of the Prospectus provides a more complete description of each Fund's investment objectives and principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

o Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

o The description of the principal risks for a Fund may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in a Fund can be found in the discussion under Additional Risk Considerations.

o Additional descriptions of each Fund's strategies, investments, and risks can be found in the Fund's Statement of Additional Information or SAI.

o Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitations.


INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

INVESTMENT GRADE FUNDS
The Investment Grade Funds offer investors high current income consistent with preservation of capital by investing primarily in investment grade (rated Baa or BBB or above) securities.


AllianceBernstein U.S. Government Portfolio
AllianceBernstein U.S. Government Portfolio seeks a high level of current income that is consistent with Alliance's determination of prudent investment risk. The Fund invests, under normal circumstances, at least 80% of its net assets in U.S. Government securities, repurchase agreements and forward contracts relating to U.S. Government securities. U.S. Government securities in which the Fund invests may include a significant amount of certificates issued by government-sponsored entities, such as FNMA and FHLMC, which are neither issued nor guaranteed by the U.S. Treasury. For purposes of this policy, net assets include any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Fund may invest the remaining 20% of its net assets in non-U.S. Government mortgage-related and asset-backed securities, including high-grade debt securities secured by mortgages on commercial real estate or residential rental properties.


As a matter of fundamental policy, the Fund pursues its objective by investing at least 65% of its total assets in U.S. Government securities, repurchase agreements and forward contracts relating to U.S. Government securities. The Fund will not invest in any security rated below BBB or Baa. The
Fund may invest in unrated securities of equivalent quality to the rated securities in which it may invest, as determined by Alliance. The Fund expects, but is not required, to dispose of securities that are downgraded below BBB and Baa or, if unrated, that are determined by Alliance to have undergone similar credit quality deterioration.

The Fund expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

The Fund also may:

o enter into reverse repurchase agreements and dollar rolls;

o enter into various hedging transactions, such as swap transactions;

o enter into forward contracts;

o purchase and sell futures contracts for hedging purposes;

o purchase call and put options on futures contracts or on securities for hedging purposes;
o make secured loans of portfolio securities; and

o enter into repurchase agreements.

AllianceBernstein Quality Bond Portfolio
AllianceBernstein Quality Bond Portfolio seeks high current income consistent with preservation of capital by investing in investment grade fixed-income securities. The Fund invests, under normal circumstances, at least 80% of its net assets in bonds and other debt securities. For purposes of this policy, net assets include any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Fund invests in readily marketable securities with relatively attractive yields that do not involve undue risk of loss of capital. The Fund normally invests all of its assets in securities that are rated at least BBB- by S&P or Baa3 by Moody's or that are of comparable quality. The Fund normally maintains an average aggregate quality rating of its portfolio securities of at least A (S&P and Moody's). The Fund has the flexibility to invest in long- and short-term fixed-income securities (including debt securities, convertible debt securities and U.S. Government obligations) and preferred stocks based on Alliance's assessment of prospective cyclical interest rate changes.

In the event that the credit rating of a security held by the Fund falls below investment grade (or, if in the case of unrated securities, Alliance determines that the quality of a security has deteriorated below investment grade), the Fund will not be obligated to dispose of that security and may continue to hold the security if, in the opinion of Alliance, such investment is appropriate in the circumstances.

The Fund expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

The Fund also may:

o invest in foreign fixed-income securities, but only up to 20% of its total assets;

o  enter into dollar rolls;

o  purchase and sell interest rate futures contracts and options;

o  enter into swap transactions;

o purchase put and call options and write covered put and call options on securities it may purchase;

o  write covered call options for cross-hedging purposes;

o  enter into foreign currency futures contracts and related options;

o enter into forward foreign currency exchange contracts and options on foreign currencies for hedging purposes;

o  invest in CMOs;

o  invest in zero coupon securities and "pay-in-kind" debentures; and

o  make secured loans of portfolio securities.

CORPORATE BOND FUNDS
The Corporate Bond Funds offer a selection of alternatives to investors seeking to maximize current income through investments in corporate bonds.

AllianceBernstein Corporate Bond Portfolio
AllianceBernstein Corporate Bond Portfolio seeks primarily to maximize income over the long term to the extent consistent with providing reasonable safety in the value of each shareholder's investment and secondarily to increase its capital through appreciation of its investments in order to preserve and, if possible, increase the purchasing power of each shareholder's investment. In pursuing these objectives, the Fund's policy is to invest in readily marketable securities that give promise of relatively attractive yields but do not involve substantial risk of loss of capital. The Fund invests, under normal circumstances, at least 80% of its net assets in corporate bonds and other corporate debt securities. For purposes of this policy, net assets include any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. Although the Fund invests at least 80% of its net assets in corporate bonds and other corporate debt securities, it also may invest in securities of non-corporate issuers. The Fund expects that the average weighted maturity of its portfolio of fixed-income securities will vary between one year or less and 30 years.

The Fund follows an investment strategy that in certain respects can be regarded as more aggressive than the strategies of many other funds investing primarily in corporate bonds. The Fund's investments normally tend to have a relatively long average weighted maturity and duration. The Fund places significant emphasis on both foreign corporate and sovereign debt obligations and corporate bonds that are expected to benefit from improvement in their issuers' credit fundamentals. In recent years the Fund frequently has had greater net asset value volatility than most other corporate bond funds. Prospective investors in the Fund should therefore be prepared to accept the degree of volatility associated with its investment strategy.


The Fund's investments in fixed-income securities have no minimum rating requirement, except the Fund expects that it will not retain a security that is downgraded below B, or if unrated, determined to have undergone similar credit quality deterioration after purchase. Currently, the Fund believes its objectives and policies may best be implemented by investing at least 65% of its total assets in fixed-income securities considered investment grade or higher. The Fund may invest the remainder of its assets in lower-rated fixed-income securities. As of June 30, 2003, the Fund's investments were rated (or equivalent quality):

        o A-1+                                 0.83%
        o A or above                          15.04%
        o Baa or BBB                          60.13%
        o Ba or BB                            10.51%
        o B                                   13.49%


The Fund may invest up to 50% of its total assets in foreign fixed-income securities. The Fund invests no more than 15% of its total assets in sovereign debt obligations in the form of foreign government loan participations and assignments, which may be lower rated and considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. All of the Fund's investments, whether foreign or domestic, are U.S. Dollar-denominated.

Within these limitations, the Fund has complete flexibility as to the types and relative proportions of securities in which it will invest. The Fund plans to vary the proportions of its holdings of long- and short-term fixed-income securities and of equity securities in order to reflect its assessment of prospective cyclical changes even if such action may adversely affect current income. Substantially all of the Fund's investments, however, will be income producing.

The Fund expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

The Fund also may:

o invest in structured securities;

o invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in participations in and assignments of these type of loans;

o for hedging purposes, purchase put and call options written by others and write covered put and call options;

o for hedging purposes, enter into various hedging transactions, such as swap transactions;

o invest in variable, floating, and inverse floating rate instruments;

o invest in zero coupon and pay-in-kind securities; and

o invest in CMOs and multi-class pass-through mortgage-related securities.

AllianceBernstein High Yield Fund

AllianceBernstein High Yield Fund seeks primarily to achieve high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets in high yield debt securities. For purposes of this policy, net assets include any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Fund invests in a diversified mix of high yield, below investment grade debt securities, known as "junk bonds." These securities involve greater volatility of price and risk of principal and income than higher quality debt securities. The Fund is managed to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. The Fund uses various strategies in attempting to achieve its objective.

The Fund normally invests in high yield debt securities rated below investment grade by two or more NRSROs (i.e., rated lower than Baa by Moody's or lower than BBB by S&P) or, if unrated, of equivalent quality. The Fund may not invest more than 10% of its total assets in (i) fixed-income securities which are rated lower than B3 or B- or their equivalents by two or more NRSROs or, if unrated, of equivalent quality, and (ii) money market instruments of any entity which has an outstanding issue of unsecured debt that is rated lower than B3 or B- or their equivalents by two or more NRSROs or, if unrated, of equivalent quality.


As of August 31, 2003, the Fund's investments were rated (or equivalent quality):

        o A-1+                                 7.12%
        o BBB                                  0.46%
        o Ba or BB                            22.28%
        o B                                   60.90%
        o CCC                                  8.05%
        o CC                                   0.48%
        o Unrated                              0.71%

The Fund may invest a portion of its assets in foreign fixed-income securities. The Fund may buy and sell foreign currencies principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities.

The Fund also may invest in:

o U.S. Government securities;

o certificates of deposit, bankers' acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by certain domestic and foreign banks;

o commercial paper (rated at least A-1 by S&P or Prime-1 by Moody's or, if unrated, issued by domestic or foreign companies having high quality outstanding debt securities) and participation interests in loans extended by banks to these companies;

o corporate debt obligations with remaining maturities of less than one year rated at least high quality as well as corporate debt obligations rated at least high grade provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 by Moody's; and

o floating rate or master demand notes.

The Fund also may:

o invest in mortgage-related and asset-backed securities;

o invest in loan participations and assignments of loans to corporate, governmental, or other borrowers originally made by institutional lenders or lending syndicates;

o enter into forward commitments;

o write covered put and call options on debt securities, securities indices and foreign currencies and purchase put or call options on debt securities, securities indices and foreign currencies;


o purchase and sell futures contracts and related options on debt securities and on indices of debt securities for hedging purposes;


o enter into contracts for the purchase or sale of a specific currency for hedging purposes only;

o make secured loans of portfolio securities; and

o enter into repurchase agreements.

MULTI-SECTOR FUND
The Multi-Sector Fund offers investors seeking high current income the alternative of investing in a variety of traditional and non-traditional fixed-income sectors based on Alliance's evaluation of changes in major economic and credit cycles around the world.

AllianceBernstein Global Strategic Income Trust
AllianceBernstein Global Strategic Income Trust seeks primarily a high level of current income and secondarily capital appreciation. The Fund invests primarily in a portfolio of fixed-income securities of U.S. and non-U.S. companies and U.S. Government and foreign government securities and supranational entities, including lower-rated securities. The Fund also may use derivative instruments to attempt to enhance income. The Fund expects that the average weighted maturity of its portfolio of fixed-income securities will vary between five years and 30 years in accordance with Alliance's changing perceptions of the relative attractiveness of various maturity ranges.

The Fund normally invests at least 65% of its total assets in fixed-income securities of issuers located in at least three countries, one of which may be the United States. The Fund limits its investments in the securities of any one foreign government to 25% of its total assets. The Fund's investments in U.S. Government securities may include mortgage-related securities and zero coupon securities. The Fund's investments in fixed-income securities may include preferred stock, mortgage-related and other asset-backed securities, and zero coupon securities.

The Fund will maintain at least 65% of its total assets in investment grade securities and may maintain not more than 35% of its total assets in lower-rated securities. Unrated securities will be considered for investment by the Fund when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations limit the risk to the Fund to a degree comparable to that of rated securities that are consistent with the Fund's investment objectives and policies. Lower-rated securities in which the Fund may invest include Brady Bonds and fixed-income securities of issuers located in emerging markets.

The Fund expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

The Fund also may:

o  invest in rights and warrants;

o  invest in loan participations and assignments;

o  invest in foreign currencies;

o  purchase and write put and call options on securities and foreign currencies;

o  purchase or sell forward foreign exchange contracts;

o  invest in variable, floating, and inverse floating rate instruments;

o  invest in indexed commercial paper;

o  invest in structured securities;

o  purchase and sell securities on a forward commitment basis;

o enter into standby commitments;

o enter into the purchase or sale of futures contracts on fixed-income securities or foreign currencies, or futures contracts based on financial indices, including any index of U.S. Government securities, foreign government securities or common stock, and purchase and write options on futures contracts;

o invest in Eurodollar instruments;

o enter into swap transactions;

o make short sales of securities or maintain a short position;

o enter into reverse repurchase agreements and dollar rolls;

o make secured loans of portfolio securities; and

o enter into repurchase agreements.

The Fund may borrow in order to purchase securities or make other investments, although it currently limits its borrowings to 25% of its total assets.

GLOBAL BOND FUNDS
The Global Bond Funds are non-diversified investment companies that offer investors a high level of current income through investments primarily in foreign government securities.

AllianceBernstein Americas Government Income Trust
AllianceBernstein Americas Government Income Trust seeks the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the federal government of the United States, Canada, and Mexico, their political subdivisions (including Canadian provinces but excluding states of the United States), agencies, instrumentalities or authorities.

The Fund invests at least 65% of its net assets in debt securities issued or guaranteed by: (i) the federal governments of the United States, Canada, and Mexico; (ii) government-related entities in the United States, Canada, and Mexico; and (iii) the provincial governments of Canada and Mexico. However, the Fund normally invests at least 80% of its net assets in debt securities of countries in North, Central, and South America. The Fund also invests, under normal circumstances, at least 80%, and normally substantially more, of its net assets in government securities. For purposes of both of these 80% policies, net assets include any borrowings for investment purposes and the policies may not be changed without 60 days' prior written notice to shareholders. The Fund's investments may be denominated in local currency or U.S. Dollar-denominated, but the Fund expects to maintain at least 25% of its assets in U.S. Dollar-denominated securities.

The Fund also may invest in debt securities issued by, and denominated in either the U.S. Dollar or the respective local currencies of, governments of countries located in Central and South America, including the Caribbean, or any of their political subdivisions, agencies, instrumentalities or authorities. The Fund may invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina ("Argentine Government securities"). The Fund limits its investments in debt securities issued by the governmental entities of any one such country, except for Argentine Government securities, to 10% of its total assets.

The average weighted maturity of the Fund's portfolio of debt securities is expected to vary between one year or less and 30 years. The Fund currently maintains borrowings of approximately one-third of its net assets.

As a matter of fundamental policy, the Fund invests at least 80% of its net assets in debt securities rated investment grade at the time of investment and may invest up to 20% of its net assets in non-investment grade debt securities rated, at the time of investment, at least B- by S&P or Fitch or B3 by Moody's, or, if unrated, determined by Alliance to be of equivalent quality. The Fund expects that it will not retain a debt security that is downgraded below these credit rating standards or, if unrated, determined by Alliance to have undergone similar credit quality deterioration. The Fund may conclude, under certain circumstances, that it is in the best interests of the shareholders to retain its holdings in securities of that issuer.

Alliance believes that the increasingly integrated economic relationship among the United States, Canada and Mexico, characterized by the reduction and projected elimination of most barriers to free trade among the three nations and the growing coordination of their fiscal and monetary policies, will, over the long term, benefit the economic performance of all three countries and promote greater correlation of currency fluctuation among the U.S. and Canadian Dollars and the Mexican Peso. Alliance anticipates that, over time, Central and South America will tend to benefit as well from such broadening economic convergence.

Alliance will actively manage the Fund's assets in relation to market conditions and general economic conditions and adjust the Fund's investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund's assets invested in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar.

The Fund also may:

o enter into futures contracts and purchase and write options on futures contracts for hedging purposes;

o  purchase and write put and call options on foreign currencies;

o  purchase or sell forward foreign currency exchange contracts;

o write covered put and call options and purchase put and call options on U.S. Government and foreign government securities traded on U.S. and foreign securities exchanges, and write put and call options for cross-hedging purposes;

o  enter into swap transactions;

o  enter into forward commitments;

o  invest in variable, floating, and inverse floating rate instruments;

o  make secured loans of portfolio securities; and

o  enter into repurchase agreements.

AllianceBernstein Emerging Market Debt Fund
AllianceBernstein Emerging Market Debt Fund seeks primarily a high level of current income and secondarily capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets in emerging market debt securities. For purposes of this policy, net assets include any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Fund invests at least 65% of its total assets in sovereign debt obligations. The Fund's investments in sovereign debt obligations will emphasize obligations referred to as "Brady Bonds," which are issued as part of debt restructurings and collateralized in full as to principal due at maturity by zero coupon U.S. Government securities.

The Fund also may invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed-income securities. The Fund will limit its investments in sovereign debt obligations and U.S. and non-U.S. corporate fixed-income securities to U.S. Dollar-denominated securities. Alliance expects the average weighted maturity of the Fund's investments will be approximately:

o  for U.S. fixed-income securities, nine to 15 years;

o  for non-U.S. fixed-income securities, 15 to 25 years; and

o  for sovereign debt obligations, longer than 25 years.

Substantially all of the Fund's assets will be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's or CCC or lower by S&P and Fitch) and unrated securities of equivalent investment quality. These securities may have extremely poor prospects of ever attaining any real investment standing and a current identifiable vulnerability to default, be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and be in default or not current in the payment of interest or principal.

The Fund also may invest in investment grade securities. Unrated securities will be considered for investment by the Fund when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's investment objectives and policies.


As of August 31, 2003, securities ratings (or equivalent quality) of the Fund's securities were:

        o Baa or BBB                          21.61%
        o Ba or BB                            32.51%
        o B                                   39.45%
        o CCC                                  1.30%
        o CC                                   1.37%
        o Unrated                              3.76%


The Fund's investments in sovereign debt obligations and non-U.S. corporate fixed-income securities emphasize countries that are considered at the time of purchase to be emerging markets or developing countries by the World Bank. A substantial part of the Fund's investment focus is in obligations of or securities of issuers in Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela because these countries are now, or are expected in the future to be, the principal participants in debt restructuring programs (including, in the case of Argentina, Mexico, the Philippines and Venezuela, issuers of currently outstanding Brady Bonds) that, in Alliance's opinion, will provide the most attractive investment opportunities for the Fund. Alliance anticipates that other countries that will provide investment opportunities for the Fund include, among others, Bolivia, Costa Rica, the Dominican Republic, Ecuador, Jordan, Nigeria, Panama, Peru, Poland, Thailand, Turkey and Uruguay.

The Fund limits its investments in the sovereign debt obligations of any single foreign country to less than 25% of its total assets, although the Fund may invest up to 30% of its total assets in the sovereign debt obligations of and corporate fixed-income securities of issuers in each of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela. The Fund expects that it will limit its investments in any other single foreign country to not more than 10% of its total assets.

The Fund also may:

o  invest in structured securities;

o invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in participations in and assignments of these types of loans;

o  invest in other investment companies;

o  invest in warrants;

o  enter into swap transactions;

o  enter into forward commitments;

o  enter into standby commitment agreements;

o  make short sales of securities or maintain a short position;

o write put and call options on securities of the types in which it is permitted to invest and write call options for cross-hedging purposes;

o purchase and sell exchange-traded options on any securities index of the types of securities in which it may invest;

o  invest in variable, floating, and inverse floating rate instruments;

o  enter into reverse repurchase agreements and dollar rolls;

o  make secured loans of portfolio securities; and

o  enter into repurchase agreements.

While it does not currently intend to do so, the Fund reserves the right to borrow an amount not to exceed one-third of the Fund's net assets.

AllianceBernstein Multi-Market Strategy Trust
AllianceBernstein Multi-Market Strategy Trust seeks the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than five years. The Fund is a non-diversified investment company that offers investors a higher yield than a money market fund and less fluctuation in net asset value than a longer-term bond fund. The Fund invests in a portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. The Fund seeks investment opportunities in foreign, as well as domestic, securities markets. The Fund normally expects to maintain at least 70% of its assets in debt securities denominated in foreign currencies. The Fund limits its investments in a single currency other than the U.S. Dollar to 25% of its net assets, except for the Euro in which the Fund may invest up to 50% of its net assets.

In pursuing its investment objective, the Fund seeks to minimize credit risk and fluctuations in net asset value by investing only in short-term debt securities. Normally, a high proportion of the Fund's portfolio consists of money market instruments. Alliance actively manages the Fund's portfolio in accordance with a multi-market investment strategy, allocating the Fund's investments among securities denominated in the U.S. Dollar and the currencies of a number of foreign countries and, within each such country, among different types of debt securities. Alliance adjusts the Fund's exposure to each currency so that the percentage of assets invested in securities of a particular country or denominated in a particular currency varies in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relative strength of a country's currency. Fundamental economic strength, credit quality, and interest rate trends are the principal factors considered by Alliance in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within a Fund's investment portfolio.

The returns available from short-term foreign currency-denominated debt instruments can be adversely affected by changes in exchange rates. Alliance believes that the use of foreign currency hedging techniques, including "cross-hedges", can help protect against declines in the U.S. Dollar value of income available for distribution to shareholders and declines in the net asset value of the Fund's shares resulting from adverse changes in currency exchange rates. The Fund invests in debt securities denominated in the currencies of countries whose governments are considered stable by Alliance.

An issuer of debt securities purchased by the Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. In addition, the Fund may purchase debt securities (sometimes referred to as "linked" securities) that are denominated in one currency while the principal amounts of, and value of interest payments on, such securities are determined with reference to another currency.

The Fund seeks to minimize investment risk by limiting its investments to debt securities of high quality and invests in:

o  U.S. Government securities;

o  high-quality foreign government securities;

o obligations issued by supranational entities and corporate debt securities having a high-quality rating;

o certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of foreign banks) having total assets of more than $500 million, and determined by Alliance to be of high quality; and

o prime commercial paper or unrated commercial paper of equivalent quality and issued by U.S. or foreign companies having outstanding high-quality debt securities.

As a matter of fundamental policy, the Fund concentrates at least 25% of its total assets in debt instruments issued by domestic and foreign companies engaged in the banking industry, including bank holding companies. These investments may include certificates of deposit, time deposits, bankers' acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks.

The Fund also may:

o  invest in indexed commercial paper;

o enter into futures contracts and purchase and write options on futures contracts;

o  purchase and write put and call options on foreign currencies;

o  purchase or sell forward foreign currency exchange contracts;

o  enter into swap transactions;

o  invest in variable, floating, and inverse floating rate instruments;

o  make secured loans of portfolio securities; and

o  enter into repurchase agreements.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES
This section describes certain investment practices and associated risks that are common to a number of Funds. There can be no assurance that at any given time a Fund will engage in any of these derivative or other practices.

Derivatives. The Funds may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Funds to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Funds is permitted to use derivatives for one or more of these purposes, although most of the Funds generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Fund shareholders. A Fund may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. AllianceBernstein High Yield, AllianceBernstein Global Strategic Income and AllianceBernstein Multi-Market Strategy in particular, generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Fund's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

o Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

o Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

o Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

o Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notional amount, in return for a contingent payment, by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. The Funds will enter into swap transactions only with counterparties whose debt securities have ratings of at least A (or the equivalent) from any one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such a rating.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. These securities are described below under Mortgage-Related Securities and Other Asset-Backed Securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Fund.

o Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Fund's interest based on changes in the bond market generally.

o Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund's portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

o Credit Risk--This is the risk that a loss may be sustained by a Fund as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Funds consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

o Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

o Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

o Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective. In addition, there is no guarantee that a specific derivative will be available for a Fund to utilize at any given time.

Derivatives Used by the Funds. The following describes specific derivatives that one or more of the Funds may use.

Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in the transaction. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Fund is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options that are linked to LIBOR. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. AllianceBernstein Global Strategic Income intends to use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR (to which many short-term borrowings and floating rate securities in which the Fund invests are linked).

Forward Foreign Currency Exchange Contracts. A Fund purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. A Fund may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges and, except for AllianceBernstein Global Strategic Income, will be used only for hedging purposes.



AllianceBernstein U.S. Government, AllianceBernstein Global Strategic Income, AllianceBernstein Americas Government Income and AllianceBernstein Multi-Market Strategy will not enter into a futures contract or write or purchase an option on a futures contract if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets. In addition, AllianceBernstein Global Strategic Income will not enter into any futures contract (i) other than one on fixed-income securities or based on interest rates, or (ii) if immediately thereafter the sum of the then aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate futures market prices of instruments required to be delivered under open futures contract purchases would exceed 30% of the value of the Fund's total assets.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Fund that may enter into interest rate swap, cap, or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. AllianceBernstein Global Strategic Income, AllianceBernstein Americas Government Income and AllianceBernstein Multi-Market Strategy, may enter into interest rate swaps involving payments in the same currency or in different currencies. Caps and floors may be less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make.

Options on Foreign Currencies. A Fund invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

A Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Funds will write uncovered call or put options on securities. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written (or it holds a call option with an exercise price that is greater than that of the call option it has written, if the difference is maintained by the Fund in liquid assets in a segregated account). A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written or if the Fund maintains liquid assets in a segregated account with a value equal to the exercise price.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Fund could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

A Fund may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

AllianceBernstein U.S. Government, AllianceBernstein Quality Bond, AllianceBernstein Corporate Bond, AllianceBernstein High Yield, AllianceBernstein Global Strategic Income, AllianceBernstein Americas Government Income and AllianceBernstein Emerging Market Debt, generally purchase or write privately negotiated options on securities. A Fund that does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by a Fund may be illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time. AllianceBernstein U.S. Government and AllianceBernstein Corporate Bond will not purchase an option on a security if, immediately thereafter, the aggregate cost of all outstanding options purchased by the Fund would exceed 2% of the Fund's total assets. Nor will these Funds write an option if, immediately thereafter, the aggregate value of the Fund's portfolio securities subject to outstanding options would exceed 15% of the Fund's total assets.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than

(in the case of a call) or less than (in the case of a put) the exercise price of the option.

Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. Dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final maturity, (ii) collateralized interest payments,
(iii) uncollateralized interest payments, and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrues to the purchaser prior to the settlement date.

The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. No forward commitments will be made by AllianceBernstein Global Strategic Income, AllianceBernstein Americas Government Income or AllianceBernstein Emerging Market Debt if, as a result, the Fund's aggregate forward commitments under such transactions would be more than 25% of the total assets of AllianceBernstein Global Strategic Income and 30% of the total assets of each of the other Funds.

A Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Funds enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

Illiquid Securities. The Funds will limit their investments in illiquid securities to 15% of their net assets, except that the limit is 10% for AllianceBernstein Americas Government

Income and AllianceBernstein Multi-Market Strategy. As a matter of fundamental policy, AllianceBernstein Corporate Bond cannot purchase illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and
(iii) repurchase agreements not terminable within seven days.

A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor each Fund's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

Indexed Commercial Paper. Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. Each Fund that invests in indexed commercial paper may do so without limitation. A Fund will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation.

Investment in Other Investment Companies. AllianceBernstein Emerging Market Debt may invest in other investment companies whose investment objectives and policies are consistent with those of the Fund. If the Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

Loans of Portfolio Securities. A Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned from the securities. A Fund may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan. Lending of portfolio securities is limited to 50% of total assets for AllianceBernstein Quality Bond and AllianceBernstein High Yield, 33 1/3% of total assets (including collateral) for AllianceBernstein U.S. Government, 25% of net assets for AllianceBernstein Global Strategic Income, 20% of net assets for AllianceBernstein Americas Government Income and AllianceBernstein Emerging Market Debt and 20% of total assets for AllianceBernstein Multi-Market Strategy.

Loan Participations and Assignments. A Fund's investments in loans are expected in most instances to be in the form of participations in loans and assignments of all or a portion of loans from third parties. A Fund's investment in loan participations typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. A Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is a lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher. When a Fund purchases a loan assignment from a lender it will acquire direct rights against the borrower on the loan. Because loan assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The assignability of certain sovereign debt obligations, with respect to AllianceBernstein Global Strategic Income and AllianceBernstein Emerging Market Debt, or foreign government securities, with respect to AllianceBernstein Corporate Bond and AllianceBernstein High Yield, is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a loan is through a participation and not an assignment. A Fund may have difficulty disposing of assignments and participations because to do so it will have to assign such securities to a third party. Because there may not be a liquid market for such investments, they can probably be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse effect on the value of such investments and a Fund's ability to dispose of particular participations and assignments when necessary to meet its liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for participations and assignments also may make it more difficult for the Fund to assign a value to these investments for purposes of valuing the Fund's portfolio and calculating its net asset value.

AllianceBernstein Global Strategic Income and AllianceBernstein Emerging Market Debt may invest up to 25%, and AllianceBernstein Corporate Bond may invest up to 15%, of their total assets in loan participations and assignments.

Mortgage-Related Securities. The Funds' investments in mortgage-related securities typically are securities representing interests in pools of mortgage loans made to home owners. The mortgage loan pools may be assembled for sale to investors (such as a Fund) by governmental or private organizations. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal.

Securities representing interests in pools created by private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. Private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded. A Fund may buy mortgage-related securities without credit enhancement if the securities meet the Fund's investment standards.

One type of mortgage-related security is of the "pass-through" variety. The holder of a pass-through security is considered to own an undivided beneficial interest in the underlying pool of mortgage loans and receives a pro rata share of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities. Prepayments of mortgages resulting from the sale, refinancing, or foreclosure of the underlying properties are also paid to the holders of these securities, which, as discussed below, frequently causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Some mortgage-related securities, such as securities issued by GNMA, are referred to as "modified pass-through" securities. The holders of these securities are entitled to the full and timely payment of principal and interest, net of certain fees, regardless of whether payments are actually made on the underlying mortgages.

Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. CMOs may be issued by a U.S. Government instrumentality or agency or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Another type of mortgage-related security, known as ARMS, bears interest at a rate determined by reference to a predetermined interest rate or index. There are two main categories of rates or indices: (i) rates based on the yield on U.S. Treasury securities; and (ii) indices derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Some rates and indices closely mirror changes in market interest rate levels, while others tend to lag changes in market rate levels and tend to be somewhat less volatile.

ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

SMRS are mortgage-related securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgage-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities or IOs receiving all of the interest payments from the underlying assets; while the other class of securities, principal-only securities or POs, receives all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates. For this reason, none of the Funds relies on IOs and POs as the principal means of furthering its investment objective.

The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions, and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. In particular, the secondary markets for CMOs, IOs, and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Fund's ability to buy or sell those securities at any particular time.

As with fixed-income securities generally, the value of mortgage-related securities also can be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline. Although the negative effect could be lessened if the mortgage-related securities were to be paid earlier (thus permitting a Fund to reinvest the prepayment proceeds in investments yielding the higher current interest rate), as described above the rates of mortgage prepayments and early payments of mortgage-related securities generally tend to decline during a period of rising interest rates.

Although the values of ARMS may not be affected as much as the values of fixed-rate mortgage securities by rising interest rates, ARMS may still decline in value as a result of rising interest rates. Although, as described above, the yields on ARMS vary with changes in the applicable interest rate or index, there is often a lag between increases in general interest rates and increases in the yield on ARMS as a result of relatively infrequent interest rate reset dates. In addition, adjustable-rate mortgages and ARMS often have interest rate or payment caps that limit the ability of the adjustable-rate mortgages or ARMS to fully reflect increases in the general level of interest rates.

Other Asset-Backed Securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. In some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Fund requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit.

Reverse Repurchase Agreements and Dollar Rolls. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

Dollar rolls involve sales by a Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Funds. Under normal circumstances, AllianceBernstein U.S. Government and AllianceBernstein Corporate Bond do not expect to engage in reverse repurchase agreements and dollar rolls with respect to greater than 50% of their total assets. Reverse repurchase agreements and dollar rolls together with any borrowings by AllianceBernstein Emerging Market Debt will not exceed 33% of its total assets less liabilities (other than amounts borrowed). AllianceBernstein Global Strategic Income may enter into reverse repurchase agreements with commercial banks and registered broker-dealers in order to increase income, in an amount up to 25% of its total assets. Reverse repurchase agreements and dollar rolls together with any borrowings by AllianceBernstein Global Strategic Income will not exceed 25% of its total assets.

Rights and Warrants. Rights and warrants are option securities permitting their holders to subscribe for other securities. AllianceBernstein Emerging Market Debt may invest in warrants and AllianceBernstein Global Strategic Income may invest in rights and warrants, for debt securities or for equity securities that are acquired in connection with debt instruments. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date. AllianceBernstein Global Strategic Income may invest up to 20% of its total assets in rights and warrants.

Short Sales. A short sale is effected by selling a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if a Fund owns or has the right to obtain without payment securities identical to those sold short. AllianceBernstein Emerging Market Debt may make short sales only against the box and only for the purpose of deferring realization of a gain or loss for U.S. federal income tax purposes. In addition, the Fund may not make a short sale if, as a result, more than 10% of its net assets (taken at market value) would be held as collateral for short sales.

AllianceBernstein Global Strategic Income may make a short sale in anticipation that the market price of that security will decline. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale. The Fund may be required to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The Fund's obligation to replace the borrowed security will be secured by collateral deposited with a broker-dealer qualified as a custodian. Depending on the arrangements the Fund makes with the broker-dealer from which it borrowed the security regarding remittance of any payments received by the Fund on such security, the Fund may or may not receive any payments (e.g., dividends or interest) on its collateral deposited with the broker-dealer.

In order to defer realization of a gain or loss for U.S. federal income tax purposes, AllianceBernstein Global Strategic Income may also make short sales "against the box" of securities which are eligible for such deferral. The Fund may not make a short sale, if as a result, more than 25% of its total assets would be held as collateral for short sales.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Standby Commitment Agreements. Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee regardless of whether the security ultimately is issued. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis. No Fund will enter into a standby commitment with a remaining term in excess of 45 days. The Funds will limit their investments in standby commitments so that the aggregate purchase price of the securities subject to the commitments does not exceed 20%, or 25% with respect to AllianceBernstein Global Strategic Income, of their assets.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event that the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Structured Securities. Structured securities in which AllianceBernstein Emerging Market Debt, AllianceBernstein Global Strategic Income and AllianceBernstein Corporate Bond may invest represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations, with respect to AllianceBernstein Emerging Market Debt and AllianceBernstein Global Strategic Income, or foreign government securities, with respect to AllianceBernstein Corporate Bond. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. AllianceBernstein Emerging Market Debt may invest up to 25% of its total assets, and AllianceBernstein Global Strategic Income and AllianceBernstein Corporate Bond may invest without limit, in these types of structured securities.

Variable, Floating and Inverse Floating Rate Instruments. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Fund may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

Zero Coupon and Principal-Only Securities. Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Zero coupon Treasury securities are U.S. Treasury bills issued without interest coupons. Principal-only Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long-term Treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which are generally held by a bank in a custodial or trust account).

AllianceBernstein Quality Bond, AllianceBernstein Corporate Bond and AllianceBernstein Global Strategic Income also may invest in pay-in-kind debentures (i.e., debt obligations the interest on which may be paid in the form of obligations of the same type rather than cash), which have characteristics similar to zero coupon securities.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

Portfolio Turnover. The portfolio turnover rate for each Fund is included in the Financial Highlights section. Generally, the Funds are actively managed and a Fund's portfolio turnover may exceed 100%, in some cases in response to market conditions or as otherwise discussed with respect to a specific Fund. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes, each Fund may invest in certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While a Fund is investing for temporary defensive purposes, it may not meet its investment objectives.

ADDITIONAL RISK CONSIDERATIONS
Investment in certain of the Funds involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

Currency Considerations. Those Funds that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Fund's net assets, distributions and income. If the value of the foreign currencies in which a Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, a Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

Effects of Borrowing. A Fund's loan agreements provide for additional borrowings and for repayments and reborrowings from time to time, and each Fund that may borrow expects to effect borrowings and repayments at such times and in such amounts as will maintain investment leverage in an amount approximately equal to its borrowing target. The loan agreements provide for a selection of interest rates that are based on the bank's short-term funding costs in the U.S. and London markets.

Borrowings by a Fund result in leveraging of the Fund's shares. Utilization of leverage, which is usually considered speculative, involves certain risks to a Fund's shareholders. These include a higher volatility of the net asset value of a Fund's shares and the relatively greater effect on the net asset value of the shares. So long as a Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund's shareholders to realize a higher current net investment income than if the Fund were not leveraged. On the other hand, interest rates on U.S. Dollar-denominated and foreign currency-denominated obligations change from time to time as does their relationship to each other, depending upon such factors as supply and demand forces, monetary and tax policies within each country and investor expectations. Changes in such factors could cause the relationship between such rates to change so that rates on U.S. Dollar-denominated obligations may substantially increase relative to the foreign currency-denominated obligations of a Fund's investments. If the interest expense on borrowings approaches the net return on a Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced. If the interest expense on borrowings were to exceed the net return to shareholders, a Fund's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Fund to liquidate certain of its investments and reduce the net asset value of a Fund's shares.

In the event of an increase in rates on U.S. Government securities or other changed market conditions, to the point where leverage by AllianceBernstein Quality Bond, AllianceBernstein Global Strategic Income, AllianceBernstein Americas Government Income or AllianceBernstein Multi-Market Strategy could adversely affect the Funds' shareholders, as noted above, or in anticipation of such changes, each Fund may increase the percentage of its investment portfolio invested in U.S. Government securities, which would tend to offset the negative impact of leverage on Fund shareholders. Each Fund may also reduce the degree to which it is leveraged by repaying amounts borrowed.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Fund's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Fund's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Fund's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Fund.

Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund that invests in foreign securities, including foreign fixed-income securities, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and

Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Alliance believes that, except for currency fluctuations between the U.S. Dollar and the Canadian Dollar, the matters described above are not likely to have a material adverse effect on AllianceBernstein Americas Government Income's investments in the securities of Canadian issuers or investments denominated in Canadian Dollars. The factors described above are more likely to have a material adverse effect on the Fund's investments in the securities of Mexican and other non-Canadian foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of Canadian Government securities as expressed in U.S. Dollars.

Investment in the Banking Industry. Due to its investment policies with respect to investments in the banking industry, AllianceBernstein Multi-Market Strategy will have greater exposure to the risk factors which are characteristic of such investments. In particular, the value of and investment return on the Fund's shares will be affected by economic or regulatory developments in or related to the banking industry. Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of the concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high technology-related companies; competition within those industries as well as with other types of financial institutions; and national and local governmental regulation. In addition, the Fund's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, the Fund will seek to minimize their exposure to such risks by investing only in debt securities which are determined to be of high quality.

Investment in Fixed-Income Securities Rated Baa and BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, and attention to current developments and trends in interest rates and economic and political conditions. There can be no assurance, however, that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities. In considering investments for the Fund, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

Unrated Securities. Unrated securities will also be considered for investment by AllianceBernstein Quality Bond, AllianceBernstein Corporate Bond, AllianceBernstein High Yield, AllianceBernstein Global Strategic Income, AllianceBernstein Americas Government Income and AllianceBernstein Emerging Market Debt when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objective and policies.

Sovereign Debt Obligations. No established secondary markets may exist for many of the sovereign debt obligations in which AllianceBernstein Global Strategic Income, AllianceBernstein Americas Government Income and AllianceBernstein Emerging Market Debt will invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, the Funds will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected in, among other things, its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.
The sovereign debt obligations in which the Funds will invest in many cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations, and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of sovereign debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The Funds are permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default so long as Alliance believes it to be consistent with the Funds' investment objectives. The Funds may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

U.S. Corporate Fixed-Income Securities. The U.S. corporate fixed-income securities in which AllianceBernstein High Yield and AllianceBernstein Emerging Market Debt invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Furthermore, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Funds may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Fund's investment objectives. The Funds' rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Each Fund's Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser managing client accounts with assets as of June 30, 2003, totaling approximately $426 billion (of which approximately $156 billion represented assets of investment companies). As of June 30,

2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 45 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies, managed by Alliance, comprising 125 separate investment portfolios, currently have approximately 7.3 million shareholder accounts.


Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, the Funds paid Alliance as a percentage of average daily net assets:


                                    Fee as a
                                  percentage of
                                 average daily      Fiscal
Fund                               net assets     Year Ending
----                               -----------     ---------
AllianceBernstein U.S. Government     .53%           6/30/03
AllianceBernstein Quality Bond        .23*           6/30/03
AllianceBernstein Corporate Bond      .56            6/30/03
AllianceBernstein High Yield          .75            8/31/03
AllianceBernstein Global
   Strategic Income                   .75           10/31/02
AllianceBernstein Americas
   Government Income                  .73           11/30/02
AllianceBernstein Emerging
   Market Debt                        .75            8/31/03
AllianceBernstein Multi-Market
   Strategy                           .60           10/31/02

--------------------------------------------------------------------------------
* Fee stated net of any waivers and/or reimbursements. See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Fund. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including a Fund. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.


PORTFOLIO MANAGERS
The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible for the Fund's portfolio, and each person's principal occupation during the past five years.

                                            Principal occupation
                Employee; time period;         during the past
Fund                title with ACMC              five years*
--------------------------------------------------------------------------------
U.S. Government   Sean Kelleher;           Associated with
                  since August 2002;       Alliance since 1999;
                  Senior Vice President    prior thereto, managed
                                           the MBS swaps desk
                                           at Deutsche Bank from
                                           1998 to 1999.

Quality Bond      Matthew Bloom;           Associated with
                  since inception;         Alliance
                  Senior Vice President

Corporate Bond    Lawrence J. Shaw; since  Associated with
                  August 2002;             Alliance
                  Senior Vice President

                  Michael A. Snyder;       Associated with
                  since August 2002;       Alliance since May
                  Senior Vice President    2001, prior thereto
                                           Managing Director in the
                                           high yield asset management
                                           group at both Donaldson,
                                           Lufkin, & Jenrette Corporation
                                           from 1998 to 2001.

High Yield        Michael A. Snyder;       (see above)
                  since July 2001;
                  Senior Vice President

Global Strategic  Douglas J. Peebles;      Associated with
Income            since inception;         Alliance
                  Senior Vice President

Americas          Paul J. DeNoon; since    Associated with
Government        August 2002;             Alliance
Income            Senior Vice President


                  Douglas J.Peebles;       (see above)
                  since September 2003;
                  Senior Vice President

                  Michael L. Mon; since    Associated with
                  September 2003;          Alliance
                  Vice President


Emerging          Paul J. DeNoon; since    (see above)
Market Debt       August 2002;
                  Senior Vice President

Multi-Market      Douglas J. Peebles;      (see above)
Strategy          since inception;
                  Senior Vice President

--------------------------------------------------------------------------------
* Unless indicated otherwise, persons associated with Alliance have been employed in a portfolio management, research or investment capacity.

PERFORMANCE OF SIMILARLY MANAGED PORTFOLIOS
Alliance is the investment adviser of a portfolio (the "Historical Portfolio") of a registered investment company, sold only to separate accounts of insurance companies in connection with variable life insurance contracts and variable annuities certificates and contracts (the "Contracts"), that has substantially the same investment objective and policies and has been managed in accordance with essentially the same investment strategies and techniques as those of AllianceBernstein High Yield. Alliance since July 22, 1993, and prior thereto, Equitable Capital Management Corporation, whose advisory business Alliance acquired on that date, have served as investment adviser to the Historical Portfolio since its inception in 1987.

The following tables set forth performance results for the Historical Portfolio since its inception (January 2, 1987), together with those of AllianceBernstein High Yield and the Lipper High Current Yield Mutual Funds Average as a comparative benchmark. As of December 31, 2002, the assets in the Historical Portfolio totalled approximately $566 million.

The performance data do not reflect account charges applicable to the Contracts or imposed at the insurance company separate account level, which, if reflected, would lower the performance of the Historical Portfolio. In addition, the performance data do not reflect the Fund's higher expenses, which, if reflected, would lower the performance of the Historical Portfolio. The performance data have not been adjusted for corporate or individual taxes, if any, payable with respect to the Historical Portfolio. The rates of return shown for the Historical Portfolio are not an estimate or guarantee of future investment performance of the Fund.

The Lipper High Current Yield Funds Average is a survey of the performance of a large number of mutual funds the investment objective of each of which is similar to that of the Fund. Nonetheless, the investment policies pursued by funds in the survey may differ from those of AllianceBernstein High Yield and the Historical Portfolio. This survey is published by Lipper Inc. ("Lipper"), a firm recognized for its reporting of performance of actively managed funds. According to Lipper, performance data are presented net of investment management fees, operating expenses and, for funds with Rule 12b-1 plans, asset-based sales charges.

The performance results presented below are based on percent changes in net asset values of the Historical Portfolio with dividends and capital gains reinvested. Cumulative rates of return reflect performance over a stated period of time. Annualized rates of return represent the rate of growth that would have produced the corresponding cumulative return had performance been constant over the entire period. Rates of return for AllianceBernstein High Yield Class A shares assume the imposition of the maximum 4.25% sales charge. The inception date for the Historical Portfolio and Lipper data is January 2, 1987 and for AllianceBernstein High Yield is April 22, 1997.

                            Annualized Rates of Return
                          Periods Ended December 31, 2002
--------------------------------------------------------------------------------
Portfolio/Benchmark         1 Year   3 Years  5 Years   10 Years   Inception
--------------------------------------------------------------------------------

Historical Portfolio        -2.72%   -3.58%     -3.86%   5.56%       6.81%
Lipper Underlying
   Fund High Current
   Yield Funds
   Average                  -0.69    -2.38      -1.12    5.10        6.68
AllianceBernstein
   High Yield               -7.31    -6.74      -4.76     n/a       -0.47


                            Cumulative Rates of Return
                         Periods Ending December 31, 2002
--------------------------------------------------------------------------------
Portfolio/Benchmark         1 Year   3 Years  5 Years   10 Years   Inception
--------------------------------------------------------------------------------

Historical Portfolio          -2.72% -10.36%  -17.86%    71.74%     186.71%
Lipper Underlying
   Fund High Current
   Yield Funds
   Average                    -0.69   -6.27    -4.26     67.72      194.39
AllianceBernstein

   High Yield                 -7.31  -18.89   -21.64     n/a         -2.64

Alliance is also the investment adviser of a portfolio (the "Historical Fund") of a registered investment company, sold only to separate accounts of insurance companies in connection with variable life insurance contracts and variable annuities certificates and contracts (the "Contracts"), that has substantially the same investment objective and policies and has been managed in accordance with substantially the same investment strategies and techniques as those of AllianceBernstein Quality Bond. Alliance has served as investment adviser to the Historical Fund since its inception in 1993.

The following tables set forth performance results for the Historical Fund since its inception on October 1, 1993, together with those of the Lipper Corporate Debt Funds BBB Rated Average and the Lehman Aggregate Bond Index as comparative benchmarks. As of December 31, 2002, the assets in the Historical Fund totalled approximately $534 million.

The performance data do not reflect account charges applicable to the Contracts or imposed at the insurance company separate account level, which, if reflected, would lower the performance of the Historical Fund. In addition, the performance data do not reflect AllianceBernstein Quality Bond's higher expenses, which, if reflected, would lower the performance of the Historical Fund. The performance data have not been adjusted for corporate or individual taxes, if any, payable with respect to the Historical Fund. The rates of return shown for the Historical Fund are not an estimate or guarantee of future investment performance of AllianceBernstein Quality Bond.

The Lipper Corporate Debt Funds BBB Rated Average is a survey of the performance of a large number of mutual funds the investment objective of each of which is similar to that of AllianceBernstein Quality Bond. Nonetheless, the investment policies pursued by funds in the survey may differ from those of AllianceBernstein Quality Bond and the Historical Fund. This survey is published by Lipper Inc., a firm recognized for its reporting of performance of actively managed funds. According to Lipper, performance data are presented net of investment management fees, operating expenses and, for funds with Rule 12b-1 plans, asset-based sales charges. The Lehman Aggregate Bond Index is an Index comprised of investment grade fixed-income securities, including U.S. Treasury, mortgage-backed, corporate and "Yankee bonds" (U.S. dollar-denominated bonds issued outside the United States).

The performance results presented below are based on percent changes in net asset values of the Historical Fund with dividends and capital gains reinvested. Cumulative rates of return reflect performance over a stated period of time. Annualized rates of return represent the rate of growth that would have produced the corresponding cumulative return had performance been constant over the entire period. The inception date for the Historical Fund, the Lipper data and the Lehman Index date is October 1, 1993 and for AllianceBernstein Quality Bond is July 1, 1999.

                            Annualized Rates of Return
                          Periods Ended December 31, 2002
--------------------------------------------------------------------------------
Portfolio/Benchmark                      1 Year    3 Years   5 Years   Inception
--------------------------------------------------------------------------------

Historical Fund                           7.91%     9.24%      6.78%     6.33%
Lehman Aggregate
   Bond Index                            10.25     10.10       7.55      7.10
Lipper Underlying
   Fund Corporate Debt
   Funds BBB Rated
   Average                                8.19      8.18       5.97      6.29
AllianceBernstein Quality
   Bond                                   3.09      7.20        n/a      6.34

                            Cumulative Rates of Return
                          Periods Ended December 31, 2002
--------------------------------------------------------------------------------
Portfolio/Benchmark                      1 Year    3 Years   5 Years   Inception
--------------------------------------------------------------------------------
Historical Fund                          7.91%    30.37%    38.81%     76.35%
Lehman Aggregate
   Bond Index                           10.25     33.47     43.87      87.45
Lipper Underlying
   Fund Corporate Debt
   Funds BBB Rated
   Average                               8.19     26.72     33.79      75.06
AllianceBernstein Quality
   Bond                                  3.09     23.19     n/a        24.01


Legal Proceedings. Alliance has been contacted by the Office of the New York State Attorney General ("NYAG") and the Commission in connection with their investigation of practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Alliance has been providing full cooperation with respect to these investigations.

Based on the preliminary results of its own ongoing internal investigation concerning mutual fund transactions, Alliance has identified conflicts of interest in connection with certain market timing transactions. In this regard, Alliance has suspended two of its employees, one of whom had been the portfolio manager and an officer of the AllianceBernstein Technology Fund, and the other of whom had been an executive involved in selling Alliance's hedge fund products. Alliance continues to review the facts and circumstances relevant to the Commission's and NYAG's investigations, including whether third parties may have engaged in illegal late trading in the Funds and whether any of its employees knowingly facilitated such late trading. Consistent with the best interests of the Funds and their shareholders, Alliance intends to vigorously pursue its rights, and the rights of the Funds and their shareholders, if it is determined that such trading occurred. At the present time, management of Alliance is unable to estimate the impact, if any, that the outcome of these investigations may have on the AllianceBernstein Mutual Funds or on Alliance's results of operations or financial condition.

Alliance also announced that its Board of Directors authorized a special committee, comprised of the members of Alliance's Audit Committee and the other independent member of the Board, to direct and oversee a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

On October 2, 2003, a class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed in federal district court in the Southern District of New York against Alliance Capital Management Holding L.P.; Alliance; Alliance Capital Management Corporation (collectively, the "Alliance Capital defendants"); many of the AllianceBernstein Mutual Funds except AFD Exchange Reserves, Inc. and the AllianceBernstein Portfolios; AXA Financial, Inc.; Gerald Malone; Charles Schaffran; Edward J. Stern; Canary Capital Partners, LLC; Canary Investment Management LLC; Canary Capital Partners, Ltd.; and other unnamed defendants. The action, which is brought on behalf of a putative class of all persons who purchased shares in one or more of the defendant mutual funds between October 2, 1998 and September 29, 2003, alleges violations of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Advisors Act of 1940. The principal allegations of the Hindo Complaint are that the Alliance Capital defendants entered into agreements under which certain named and unnamed parties were permitted to engage in late trading and market timing transactions in the defendant funds. According to the Complaint, these agreements were fraudulent and a breach of fiduciary duty to fund shareholders. In addition, plaintiffs allege that the prospectuses for the named AllianceBernstein Mutual Funds were false and misleading because they: (i) failed to disclose the existence of these late trading and market timing agreements; and (ii) represented that fund shareholders would be safeguarded against the effects of such agreements. Plaintiffs seek unspecified damages, the rescission of plaintiffs' contracts with Alliance, and recovery of any fees paid in connection therewith. Alliance is evaluating the claims in the Hindo Complaint and intends to vigorously defend against them. At the present time, management of Alliance is unable to estimate the impact, if any, that the outcome of this action may have on the Funds or on Alliance's results of operations or financial condition. On October 8, 2003, a similar complaint was filed in federal district court in the Eastern District of New York in which all AllianceBernstein Mutual Funds are named as nominal defendants. Additional lawsuits that are similar to these lawsuits have been filed, and Alliance believes that others may be filed, against Alliance defendants, the Funds and related parties.

--------------------------------------------------------------------------------
                            DIVIDENDS, DISTRIBUTIONS
                                    AND TAXES
--------------------------------------------------------------------------------

The income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

For federal income tax purposes, a Fund's distributions of net income (or short-term capital gains) will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains. A Fund's distributions also may be subject to certain state and local taxes. Dividends and distributions are taxable whether you receive them in cash or shares or reinvest a cash distribution in additional shares. Whether distributions of gains are taxable to you at long-term capital gains rates or short-term capital gains rates will not depend on your holding period in shares of the Fund, but rather on the Fund's holding period in assets giving rise to the gains.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits or deductions for foreign income taxes paid, but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim all or a portion of a credit or deduction for the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, a Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.


--------------------------------------------------------------------------------
                               CONVERSION FEATURE
--------------------------------------------------------------------------------

As described above, Advisor Class shares may be held solely through certain fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships, and by investment advisory clients of, and certain persons associated with, Alliance and its affiliates or a Fund. If a holder of Advisor Class shares (i) ceases to participate in the fee-based program or plan, or to be associated with an eligible investment advisor or financial intermediary or (ii) is otherwise no longer eligible to purchase Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert to Class A shares of the same Fund. A Fund will provide the shareholder with at least 30 days advance notice of such conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares willnot constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge. Class A shares have a higher expense ratio, may pay lower dividends, and may have a lower NAV than Advisor Class shares.


--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephonic requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it fails to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.


Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application. You also may request a shareholder's manual explaining all available services by calling 800-227-4618.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 1-800-221-5672. We will resume separate mailings for your account within 30 days of your request.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of a class of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by Ernst & Young LLP, the independent auditors for the Funds, whose reports, along with each Fund's financial statements, are included in each Fund's Annual Report, which is available upon request.

                                                  Income from Investment Operations
                                                 ----------------------------------------------
                                        Net                            Net              Net
                                       Asset                      Realized and       Increase
                                      Value,                       Unrealized     (Decrease) in
                                   Beginning of  Net Investment  Gain (Loss) on  Net Asset Value
    Fiscal Year or Period             Period        Income(a)      Investments   From Operations
U.S. Government
   Class A

   Year Ended 6/30/03............    $      7.21   $     .27       $       .35     $      .62
   Year Ended 6/30/02 (c)........           7.14         .37               .13            .50
   Year Ended 6/30/01............           6.99         .47               .17            .64
   Year Ended 6/30/00............           7.19         .50              (.20)           .30
   Year Ended 6/30/99............           7.57         .52              (.37)           .15
   Class B
   Year Ended 6/30/03............    $      7.21   $     .22       $       .35     $      .57
   Year Ended 6/30/02 (c)........           7.14         .32               .13            .45
   Year Ended 6/30/01............           7.00         .42               .16            .58
   Year Ended 6/30/00............           7.20         .44              (.19)           .25
   Year Ended 6/30/99............           7.57         .46              (.36)           .10
   Class C
   Year Ended 6/30/03............    $      7.22   $     .22       $       .35     $      .57
   Year Ended 6/30/02 (c)........           7.15         .32               .13            .45
   Year Ended 6/30/01............           7.00         .43               .16            .59
   Year Ended 6/30/00............           7.20         .45              (.20)           .25
   Year Ended 6/30/99............           7.57         .46              (.36)           .10
   Advisor Class
   Year Ended 6/30/03............    $      7.21   $     .29       $       .37     $      .66
   Year Ended 6/30/02 (c)........           7.14         .39               .13            .52
   10/6/00 (h) to 6/30/01........           7.05         .34               .12            .46
Quality Bond
   Class A
   Year Ended 6/30/03............    $     10.25   $     .33(d)    $       .66     $      .99
   Year Ended 6/30/02 (c)........          10.22         .46(d)            .17            .63
   Year Ended 6/30/01............           9.85         .55(d)            .42            .97
   Year Ended 6/30/00............          10.00         .60(d)           (.21)           .39
   Class B
   Year Ended 6/30/03............    $     10.24   $     .26(d)    $       .66     $      .92
   Year Ended 6/30/02 (c)........          10.21         .38(d)            .16            .54
   Year Ended 6/30/01............           9.84         .47(d)            .43            .90
   Year Ended 6/30/00............          10.00         .50(d)           (.18)           .32
   Class C
   Year Ended 6/30/03............    $     10.23   $     .26(d)    $       .65     $      .91
   Year Ended 6/30/02 (c)........          10.19         .38(d)            .17            .55
   Year Ended 6/30/01............           9.83         .48(d)            .41            .89
   Year Ended 6/30/00............          10.00         .51(d)           (.20)           .31
   Advisor Class
   Year Ended 6/30/03............    $     10.25   $     .36(d)    $       .66    $      1.02
   Year Ended 6/30/02 (c)........          10.22         .48(d)            .18            .66
   10/9/00 (h) to 6/30/01........           9.97         .42(d)            .30            .72
Corporate Bond
   Class A
   Year Ended 6/30/03............    $     10.70   $     .77       $      1.35     $     2.12
   Year Ended 6/30/02 (c)........          12.29         .94             (1.55)          (.61)
   Year Ended 6/30/01............          11.91         .97               .42           1.39
   Year Ended 6/30/00............          12.49        1.04              (.55)           .49
   Year Ended 6/30/99............          14.19        1.06             (1.64)          (.58)
   Class B
   Year Ended 6/30/03............    $     10.70   $     .69        $     1.35     $     2.04
   Year Ended 6/30/02 (c)........          12.30         .85             (1.55)          (.70)
   Year Ended 6/30/01............          11.92         .88               .42           1.30
   Year Ended 6/30/00............          12.49         .95              (.54)           .41
   Year Ended 6/30/99............          14.19         .97             (1.64)          (.67)
   Class C
   Year Ended 6/30/03............    $     10.70   $     .69        $     1.35     $     2.04
   Year Ended 6/30/02 (c)........          12.30         .85             (1.55)          (.70)
   Year Ended 6/30/01............          11.91         .89               .42           1.31
   Year Ended 6/30/00............          12.49         .94              (.54)           .40
   Year Ended 6/30/99............          14.19         .97             (1.64)          (.67)
   Advisor Class
   8/8/02(h) to 6/30/03..........    $     10.21   $     .69        $     1.85     $     2.54
High Yield
   Class A
   Year Ended 8/31/03............    $      5.33   $     .48        $      .61     $     1.09
   Year Ended 8/31/02 (c)........           6.49         .60             (1.16)          (.56)
   Year Ended 8/31/01............           8.10         .76             (1.50)          (.74)
   Year Ended 8/31/00............           9.47         .92             (1.26)          (.34)
   Year Ended 8/31/99............          10.76        1.02             (1.08)          (.06)
   Class B
   Year Ended 8/31/03............    $      5.33   $     .43        $      .62     $     1.05
   Year Ended 8/31/02 (c)........           6.50         .56             (1.17)          (.61)
   Year Ended 8/31/01............           8.10         .70             (1.48)          (.78)
   Year Ended 8/31/00............           9.46         .86             (1.26)          (.40)
   Year Ended 8/31/99............          10.75         .95             (1.08)          (.13)
   Class C
   Year Ended 8/31/03............    $      5.33   $     .43        $      .62     $     1.05
   Year Ended 8/31/02 (c)........           6.50         .56             (1.17)          (.61)
   Year Ended 8/31/01............           8.10         .70             (1.48)          (.78)
   Year Ended 8/31/00............           9.47         .86             (1.27)          (.41)
   Year Ended 8/31/99............          10.75         .95             (1.07)          (.12)
   Advisor Class
   Year Ended 8/31/03............    $      5.34   $     .49        $      .61     $     1.10
   Year Ended 8/31/02 (c)........           6.50         .62             (1.16)          (.54)
   Year Ended 8/31/01............           8.10         .70             (1.40)          (.70)
   Year Ended 8/31/00............           9.47         .95             (1.27)          (.32)
   Year Ended 8/31/99............          10.76        1.05             (1.09)          (.03)




                                           Less Dividends and Distributions
                                      --------------------------------------------
                                                     Distributions
                                                       in Excess     Distributions
                                      Dividends From     of Net          From Net
                                      Net Investment  Investment      Realized Gain
    Fiscal Year or Period                 Income        Income       on Investments
U.S. Government
   Class A
   Year Ended 6/30/03............     $     (.34)     $    0.00         $   0.00
   Year Ended 6/30/02 (c)........           (.37)          (.03)            0.00
   Year Ended 6/30/01............           (.47)          (.01)            0.00
   Year Ended 6/30/00............           (.49)          0.00             0.00
   Year Ended 6/30/99............           (.52)          (.01)            0.00
   Class B
   Year Ended 6/30/03............     $     (.29)     $    0.00         $   0.00
   Year Ended 6/30/02 (c)........           (.32)          (.03)            0.00
   Year Ended 6/30/01............           (.42)          (.01)            0.00
   Year Ended 6/30/00............           (.44)          0.00             0.00
   Year Ended 6/30/99............           (.46)          (.01)            0.00
   Class C
   Year Ended 6/30/03............     $     (.29)     $    0.00         $   0.00
   Year Ended 6/30/02 (c)........           (.32)          (.03)            0.00
   Year Ended 6/30/01............           (.43)          (.01)            0.00
   Year Ended 6/30/00............           (.44)          0.00             0.00
   Year Ended 6/30/99............           (.46)          (.01)            0.00
   Advisor Class
   Year Ended 6/30/03............     $     (.37)     $    0.00         $   0.00
   Year Ended 6/30/02 (c)........           (.39)          (.03)            0.00
   10/6/00 (h) to 6/30/01........           (.34)          (.02)            0.00
Quality Bond
   Class A
   Year Ended 6/30/03............     $     (.42)     $    0.00         $   0.00
   Year Ended 6/30/02 (c)........           (.46)          (.10)            (.01)
   Year Ended 6/30/01............           (.55)          (.04)            (.01)
   Year Ended 6/30/00............           (.54)          0.00             0.00
   Class B
   Year Ended 6/30/03............     $     (.35)     $    0.00         $   0.00
   Year Ended 6/30/02 (c)........           (.38)          (.09)            (.01)
   Year Ended 6/30/01............           (.47)          (.05)            (.01)
   Year Ended 6/30/00............           (.48)          0.00             0.00
   Class C
   Year Ended 6/30/03............     $     (.35)     $    0.00         $   0.00
   Year Ended 6/30/02 (c)........           (.38)          (.09)            (.01)
   Year Ended 6/30/01............           (.48)          (.04)            (.01)
   Year Ended 6/30/00............           (.48)          0.00             0.00
   Advisor Class
   Year Ended 6/30/03............     $     (.45)     $    0.00         $   0.00
   Year Ended 6/30/02 (c)........           (.48)          (.11)            (.01)
   10/9/00 (h) to 6/30/01........           (.42)          (.04)            (.01)
Corporate Bond
   Class A
   Year Ended 6/30/03............     $     (.76)     $    0.00         $   0.00
   Year Ended 6/30/02 (c)........           (.94)          0.00             0.00
   Year Ended 6/30/01............           (.97)          (.01)            0.00
   Year Ended 6/30/00............          (1.04)          0.00             0.00
   Year Ended 6/30/99............          (1.07)          (.01)            0.00
   Class B
   Year Ended 6/30/03............     $     (.70)     $    0.00         $   0.00
   Year Ended 6/30/02 (c)........           (.85)          (.01)            0.00
   Year Ended 6/30/01............           (.88)          (.01)            0.00
   Year Ended 6/30/00............           (.95)          0.00             0.00
   Year Ended 6/30/99............           (.98)          (.01)            0.00
   Class C
   Year Ended 6/30/03............     $     (.70)     $    0.00         $   0.00
   Year Ended 6/30/02 (c)........           (.85)          (.01)            0.00
   Year Ended 6/30/01............           (.89)          0.00             0.00
   Year Ended 6/30/00............           (.95)          0.00             0.00
   Year Ended 6/30/99............           (.98)          (.01)            0.00
   Advisor Class
   8/8/02(h) to 6/30/03..........     $     (.70)     $    0.00         $   0.00
High Yield
   Class A
   Year Ended 8/31/03............     $     (.52)     $    0.00         $   0.00
   Year Ended 8/31/02 (c)........           (.58)          0.00             0.00
   Year Ended 8/31/01............           (.72)          0.00             0.00
   Year Ended 8/31/00............           (.98)          0.00             0.00
   Year Ended 8/31/99............          (1.02)          (.05)            (.15)
   Class B
   Year Ended 8/31/03............     $     (.48)     $    0.00         $   0.00
   Year Ended 8/31/02 (c)........           (.54)          0.00             0.00
   Year Ended 8/31/01............           (.68)          0.00             0.00
   Year Ended 8/31/00............           (.91)          0.00             0.00
   Year Ended 8/31/99............           (.95)          (.05)            (.15)
   Class C
   Year Ended 8/31/03............     $     (.48)     $    0.00         $   0.00
   Year Ended 8/31/02 (c)........           (.54)          0.00             0.00
   Year Ended 8/31/01............           (.68)          0.00             0.00
   Year Ended 8/31/00............           (.91)          0.00             0.00
   Year Ended 8/31/99............           (.95)          (.05)            (.15)
   Advisor Class
   Year Ended 8/31/03............     $     (.53)     $    0.00         $   0.00
   Year Ended 8/31/02 (c)........           (.61)          0.00             0.00
   Year Ended 8/31/01............           (.74)          0.00             0.00
   Year Ended 8/31/00............          (1.00)          0.00             0.00
   Year Ended 8/31/99............          (1.06)          (.04)            (.15)
---------------------------------------------------------------------------------
Please refer to the footnotes on pages 56 and 57.





            Less Distributions                                                          Ratios / Supplemental Data
----------------------------------------                                  ------------------------------------------------------
Distributions                                                 Total        Net Assets,                   Ratio of Net
in Excess of        Tax          Total                     Investment        End of           Ratio       Investment
Net Realized      Return       Dividends      Net Asset      Return          Period        of Expenses      Income      Portfolio
   Gain on          of            and        Value, End   Based on Net       (000's        to Average     to Average    Turnover
 Investments      Capital    Distributions    of Period  Asset Value (b)    omitted)       Net Assets     Net Assets      Rate
-------------    ---------  --------------   ----------  --------------    -----------    ------------   -------------  ----------

  $ 0.00          $ 0.00       $ (.34)         $ 7.49         8.82%        $  889,115         1.10%(e)       3.64%         976%
    0.00            (.03)        (.43)           7.21         7.11            865,739         1.23(e)        5.15         1009
    0.00            (.01)        (.49)           7.14         9.30            884,574         2.11(e)        6.57          712
    0.00            (.01)        (.50)           6.99         4.41            430,895         2.14(e)        7.13          398
    0.00            0.00         (.53)           7.19         1.83            426,167         1.17(e)        6.86          320

  $ 0.00          $ 0.00       $ (.29)         $ 7.49         8.07%        $  495,606         1.82%(e)       2.95%         976%
    0.00            (.03)        (.38)           7.21         6.36            400,221         1.93(e)        4.41         1009
    0.00            (.01)        (.44)           7.14         8.39            276,308         2.90(e)        5.95          712
    0.00            (.01)        (.45)           7.00         3.64            200,283         2.80(e)        6.28          398
    0.00            0.00         (.47)           7.20         1.22            338,310         1.87(e)        6.13          320

  $ 0.00          $ 0.00       $ (.29)         $ 7.50         8.06%        $  204,006         1.81%(e)       2.96%         976%
    0.00            (.03)        (.38)           7.22         6.35            202,030         1.93(e)        4.42         1009
    0.00            0.00         (.44)           7.15         8.54            169,213         2.89(e)        5.94          712
    0.00            (.01)        (.45)           7.00         3.64            112,808         2.82(e)        6.35          398
    0.00            0.00         (.47)           7.20         1.22            144,145         1.87(e)        6.13          320

  $ 0.00          $ 0.00       $ (.37)         $ 7.50         9.29%        $  197,649          .81%(e)       3.96%         976%
    0.00            (.03)        (.45)           7.21         7.41            177,834          .89(e)        5.41         1009
    0.00            (.01)        (.37)           7.14         6.65             27,154         1.38(e)(i)     6.74(i)       712

  $ 0.00          $ 0.00       $ (.42)         $10.82         9.87%        $   76,565          .98%(f)       3.08%(d)      867%
    (.03)           0.00         (.60)          10.25         6.23             44,852          .98(f)        4.39(d)       573
    0.00            0.00         (.60)          10.22        10.09             20,068          .98(f)        5.49(d)       385
    0.00            0.00         (.54)           9.85         4.40              5,071          .98(f)        5.96(d)       215

  $ 0.00          $ 0.00       $ (.35)         $10.81         9.12%        $  113,233         1.68%(f)       2.41%(d)      867%
    (.03)           0.00         (.51)          10.24         5.52             50,354         1.68(f)        3.70(d)       573
    0.00            0.00         (.53)          10.21         9.34             13,960         1.68(f)        4.82(d)       385
    0.00            0.00         (.48)           9.84         3.56              1,007         1.68(f)        5.32(d)       215

  $ 0.00          $ 0.00       $ (.35)         $10.79         9.03%        $   26,445         1.68%(f)       2.41%(d)      867%
    (.03)           0.00         (.51)          10.23         5.63             16,131         1.68(f)        3.71(d)       573
    0.00            0.00         (.53)          10.19         9.25              4,315         1.68(f)        4.88(d)       385
    0.00            0.00         (.48)           9.83         3.47                514         1.68(f)        5.35(d)       215

  $ 0.00          $ 0.00       $ (.45)         $10.82        10.20%        $  246,127          .68%(f)       3.39%(d)      867%
    (.03)           0.00         (.63)          10.25         6.57            185,071          .68(f)        4.69(d)       573
    0.00            0.00         (.47)          10.22         7.28             27,420          .68(f)(i)     5.89(d)(i)    385

  $ 0.00          $ (.03)      $ (.79)         $12.03        20.75%        $  555,979         1.16%(e)       6.96%         171%
    0.00            (.04)        (.98)          10.70        (5.51)           520,984         1.12(e)        7.79          276
    0.00            (.03)       (1.01)          12.29        12.03            530,446         1.31(e)        7.95          340
    0.00            (.03)       (1.07)          11.91         4.11            473,578         1.12(e)        8.51          302
    0.00            (.04)       (1.12)          12.49        (4.08)           476,141         1.11           8.13          281

  $ 0.00          $ (.02)      $ (.72)         $12.02        19.85%        $  418,095         1.88%(e)       6.27%         171%
    0.00            (.04)        (.90)          10.70        (6.23)           458,394         1.83(e)        7.05          276
    0.00            (.03)        (.92)          12.30        11.24            509,953         2.03(e)        7.18          340
    0.00            (.03)        (.98)          11.92         3.39            477,259         1.83(e)        7.77          302
    0.00            (.04)       (1.03)          12.49        (4.77)           630,631         1.82           7.41          281

  $ 0.00          $ (.02)      $ (.72)         $12.02        19.85%        $  168,123         1.87%(e)       6.28%         171%
    0.00            (.04)        (.90)          10.70        (6.23)           179,418         1.82(e)        7.07          276
    0.00            (.03)        (.92)          12.30        11.33            185,022         2.03(e)        7.22          340
    0.00            (.03)        (.98)          11.91         3.30            176,814         1.83(e)        7.75          302
    0.00            (.04)       (1.03)          12.49        (4.77)           204,271         1.81           7.37          281

  $ 0.00          $ (.02)      $ (.72)         $12.03        25.70%        $    2,298          .88%(e)(i)    6.90%(i)      171%

  $ 0.00          $ 0.00       $ (.52)         $ 5.90        21.38%        $  134,674         1.38%          8.33%         123%
    0.00            (.02)        (.60)           5.33        (9.14)            72,455         1.43          10.06           57
    0.00            (.15)        (.87)           6.49        (9.39)            78,053         1.34          10.62           98
    0.00            (.05)       (1.03)           8.10        (3.79)            83,645         1.33          10.92          102
    0.00            (.01)       (1.23)           9.47         (.58)           102,400         1.31          10.21          182

  $ 0.00          $ 0.00       $ (.48)         $ 5.90        20.55%        $  277,190         2.11%          7.79%         123%
    0.00            (.02)        (.56)           5.33        (9.94)           256,533         2.15           9.34           57
    0.00            (.14)        (.82)           6.50        (9.94)           356,062         2.06           9.97           98
    0.00            (.05)        (.96)           8.10        (4.40)           421,105         2.04          10.21          102
    0.00            (.01)       (1.16)           9.46        (1.26)           527,337         2.03           9.52          182

  $ 0.00          $ 0.00       $ (.48)         $ 5.90        20.54%        $   66,427         2.10%          7.72%         123%
    0.00            (.02)        (.56)           5.33        (9.94)            48,448         2.14           9.35           57
    0.00            (.14)        (.82)           6.50        (9.94)            67,360         2.04           9.97           98
    0.00            (.05)        (.96)           8.10        (4.51)            79,826         2.03          10.23          102
    0.00            (.01)       (1.16)           9.47        (1.16)            99,927         2.02           9.54          182

  $ 0.00          $ 0.00       $ (.53)         $ 5.91        21.73%        $  145,549         1.09%          8.72%         123%
    0.00            (.01)        (.62)           5.34        (8.82)            95,895         1.16          10.43           57
    0.00            (.16)        (.90)           6.50        (8.96)            27,762         1.04          10.92           98
    0.00            (.05)       (1.05)           8.10        (3.47)             2,441         1.01          11.20          102
    0.00            (.01)       (1.26)           9.47         (.28)             3,564         1.03          10.58          182



------------------------------------------------------------------------------------------------------------------------------------
Please refer to the footnotes on pages 56 and 57.

                                     52 & 53


                                                  Income from Investment Operations
                                                 --------------------------------------------------
                                          Net                             Net                Net
                                         Asset                      Realized and          Increase
                                         Value,                      Unrealized        (Decrease) in
                                     Beginning of  Net Investment  Gain (Loss) on     Net Asset Value
    Fiscal Year or Period                Period      Income(a)       Investments      From Operations
    ---------------------            ------------  --------------  --------------     ---------------
Global Strategic Income
   Class A
   Year Ended 10/31/02 (c).......    $      8.43   $     .63        $     (.67)         $     (.04)
   Year Ended 10/31/01...........           9.53         .78              (.90)               (.12)
   Year Ended 10/31/00...........           9.91         .83              (.22)                .61
   Year Ended 10/31/99...........          10.18         .94              (.22)                .72
   Year Ended 10/31/98...........          11.46         .78(d)           (.64)                .14
   Class B
   Year Ended 10/31/02 (c).......    $      8.42   $     .57        $     (.67)         $     (.10)
   Year Ended 10/31/01...........           9.52         .71              (.90)               (.19)
   Year Ended 10/31/00...........           9.90         .76              (.23)                .53
   Year Ended 10/31/99...........          10.17         .87              (.22)                .65
   Year Ended 10/31/98...........          11.46         .69(d)           (.63)                .06
   Class C
   Year Ended 10/31/02 (c).......    $      8.43   $     .57        $     (.67)         $     (.10)
   Year Ended 10/31/01...........           9.52         .72              (.90)               (.18)
   Year Ended 10/31/00...........           9.90         .77              (.24)                .53
   Year Ended 10/31/99...........          10.17         .88              (.23)                .65
   Year Ended 10/31/98...........          11.46         .68(d)           (.62)                .06
   Advisor Class
   Year ended 10/31/02 (c).......    $      8.43   $     .65        $     (.67)         $     (.02)
   Year ended 10/31/01...........           9.53         .80              (.89)               (.09)
   Year ended 10/31/00...........           9.92         .88              (.25)                .63
   Year ended 10/31/99...........          10.18         .98              (.22)                .76
   12/18/97 (h)-10/31/98.........          11.09         .85(d)           (.84)                .01
Americas Government Income
   Class A
   Year Ended 11/30/02 (c).......    $      7.07   $     .56        $     (.11)         $      .45
   Year Ended 11/30/01...........           7.55         .77              (.50)                .27
   Year Ended 11/30/00...........           7.28         .75               .34                1.09
   Year Ended 11/30/99...........           7.59         .87              (.25)                .62
   Year Ended 11/30/98...........           8.02         .87              (.33)                .54
   Class B
   Year Ended 11/30/02 (c).......    $      7.07   $     .51        $     (.11)         $      .40
   Year Ended 11/30/01...........           7.58         .69              (.50)                .19
   Year Ended 11/30/00...........           7.31         .69               .36                1.05
   Year Ended 11/30/99...........           7.61         .81              (.25)                .56
   Year Ended 11/30/98...........           8.02         .81              (.32)                .49
   Class C
   Year Ended 11/30/02 (c).......    $      7.09   $     .52        $     (.12)         $      .40
   Year Ended 11/30/01...........           7.58         .71              (.50)                .21
   Year Ended 11/30/00...........           7.31         .70               .35                1.05
   Year Ended 11/30/99...........           7.61         .81              (.25)                .56
   Year Ended 11/30/98...........           8.02         .82              (.33)                .49

Emerging Market Debt
   Class A
   Year Ended 8/31/03............    $      6.02   $     .69        $     1.71          $     2.40
   Year Ended 8/31/02 (c)........           6.37         .69              (.24)                .45
   Year Ended 8/31/01............           7.06         .85              (.76)                .09
   Year Ended 8/31/00............           5.69         .75              1.40                2.15
   Year Ended 8/31/99............           5.05         .71               .74                1.45
   Class B
   Year Ended 8/31/03............    $      6.09   $     .64        $     1.73          $     2.37
   Year Ended 8/31/02 (c)........           6.45         .64              (.24)                .40
   Year Ended 8/31/01............           7.14         .79              (.76)                .03
   Year Ended 8/31/00............           5.74         .71              1.40                2.11
   Year Ended 8/31/99............           5.05         .67               .76                1.43
   Class C
   Year Ended 8/31/03............    $      6.10   $     .63        $     1.75          $     2.38
   Year Ended 8/31/02 (c)........           6.46         .64              (.24)                .40
   Year Ended 8/31/01............           7.15         .79              (.76)                .03
   Year Ended 8/31/00............           5.74         .71              1.41                2.12
   Year Ended 8/31/99............           5.05         .67               .76                1.43

Multi-Market Strategy
   Class A
   Year Ended 10/31/02 (c).......    $      5.99   $     .19        $      .02          $      .21
   Year Ended 10/31/01...........           6.08         .35               .13                 .48
   Year Ended 10/31/00...........           6.29         .38              (.19)                .19
   Year Ended 10/31/99...........           6.64         .42              (.22)                .20
   Year Ended 10/31/98...........           7.11         .44               .02                 .46
   Class B
   Year Ended 10/31/02 (c).......    $      6.01   $     .14        $      .02          $      .16
   Year Ended 10/31/01...........           6.10         .30               .13                 .43
   Year Ended 10/31/00...........           6.32         .33              (.19)                .14
   Year Ended 10/31/99...........           6.66         .36              (.22)                .14
   Year Ended 10/31/98...........           7.11         .36               .05                 .41
   Class C
   Year Ended 10/31/02 (c).......    $      6.01   $     .14        $      .02          $      .16
   Year Ended 10/31/01...........           6.10         .30               .13                 .43
   Year Ended 10/31/00...........           6.31         .34              (.19)                .15
   Year Ended 10/31/99...........           6.65         .36              (.22)                .14
   Year Ended 10/31/98...........           7.11         .25               .16                 .41




                                            Less Dividends and Distributions
                                     --------------------------------------------
                                                    Distributions
                                                      in Excess     Distributions
                                     Dividends From     of Net         From Net
                                     Net Investment   Investment    Realized Gain
    Fiscal Year or Period                Income         Income      on Investments
    ---------------------            --------------  -------------  --------------
Global Strategic Income
   Class A
   Year Ended 10/31/02 (c).......     $     (.52)     $    0.00        $    0.00
   Year Ended 10/31/01...........           (.71)          0.00             0.00
   Year Ended 10/31/00...........           (.83)          (.16)            0.00
   Year Ended 10/31/99...........           (.94)          (.05)            0.00
   Year Ended 10/31/98...........           (.78)          (.28)            (.36)
   Class B
   Year Ended 10/31/02 (c).......     $     (.47)     $    0.00        $    0.00
   Year Ended 10/31/01...........           (.65)          0.00             0.00
   Year Ended 10/31/00...........           (.76)          (.15)            0.00
   Year Ended 10/31/99...........           (.87)          (.05)            0.00
   Year Ended 10/31/98...........           (.69)          (.30)            (.36)
   Class C
   Year Ended 10/31/02 (c).......     $     (.47)     $    0.00        $    0.00
   Year Ended 10/31/01...........           (.65)          0.00             0.00
   Year Ended 10/31/00...........           (.76)          (.15)            0.00
   Year Ended 10/31/99...........           (.88)          (.04)            0.00
   Year Ended 10/31/98...........           (.68)          (.31)            (.36)
   Advisor Class
   Year ended 10/31/02 (c).......     $     (.54)     $    0.00        $    0.00
   Year ended 10/31/01...........           (.73)          0.00             0.00
   Year ended 10/31/00...........           (.86)          (.16)            0.00
   Year ended 10/31/99...........           (.98)          (.04)            0.00
   12/18/97 (h)-10/31/98.........           (.85)          (.07)            0.00
Americas Government Income
   Class A
   Year Ended 11/30/02 (c).......     $     (.60)     $    0.00        $    0.00
   Year Ended 11/30/01...........           (.75)          0.00             0.00
   Year Ended 11/30/00...........           (.49)          0.00             0.00
   Year Ended 11/30/99...........           (.64)          (.11)            0.00
   Year Ended 11/30/98...........           (.87)          (.07)            0.00
   Class B
   Year Ended 11/30/02 (c).......     $     (.55)     $    0.00        $    0.00
   Year Ended 11/30/01...........           (.70)          0.00             0.00
   Year Ended 11/30/00...........           (.48)          0.00             0.00
   Year Ended 11/30/99...........           (.59)          (.10)            0.00
   Year Ended 11/30/98...........           (.81)          (.06)            0.00
   Class C
   Year Ended 11/30/02 (c).......     $     (.55)     $    0.00        $    0.00
   Year Ended 11/30/01...........           (.70)          0.00             0.00
   Year Ended 11/30/00...........           (.47)          0.00             0.00
   Year Ended 11/30/99...........           (.59)          (.10)            0.00
   Year Ended 11/30/98...........           (.82)          (.05)            0.00

Emerging Market Debt
   Class A
   Year Ended 8/31/03............     $     (.70)     $    0.00        $    0.00
   Year Ended 8/31/02 (c)........           (.74)          0.00             0.00
   Year Ended 8/31/01............           (.78)          0.00             0.00
   Year Ended 8/31/00............           (.75)          0.00             0.00
   Year Ended 8/31/99............           (.74)          (.04)            0.00
   Class B
   Year Ended 8/31/03............     $     (.66)     $    0.00        $    0.00
   Year Ended 8/31/02 (c)........           (.70)          0.00             0.00
   Year Ended 8/31/01............           (.72)          0.00             0.00
   Year Ended 8/31/00............           (.68)          0.00             0.00
   Year Ended 8/31/99............           (.68)          (.03)            0.00
   Class C
   Year Ended 8/31/03............     $     (.66)     $    0.00        $    0.00
   Year Ended 8/31/02 (c)........           (.70)          0.00             0.00
   Year Ended 8/31/01............           (.72)          0.00             0.00
   Year Ended 8/31/00............           (.68)          0.00             0.00
   Year Ended 8/31/99............           (.68)          (.03)            0.00

Multi-Market Strategy
   Class A
   Year Ended 10/31/02 (c).......     $     0.00      $    0.00        $    0.00
   Year Ended 10/31/01...........           (.32)          0.00             0.00
   Year Ended 10/31/00...........           (.38)          (.02)            0.00
   Year Ended 10/31/99...........           (.42)          (.02)            0.00
   Year Ended 10/31/98...........           (.44)          (.42)            0.00
   Class B
   Year Ended 10/31/02 (c).......     $     0.00      $    0.00        $    0.00
   Year Ended 10/31/01...........           (.29)          0.00             0.00
   Year Ended 10/31/00...........           (.34)          (.02)            0.00
   Year Ended 10/31/99...........           (.36)          (.02)            0.00
   Year Ended 10/31/98...........           (.36)          (.43)            0.00
   Class C
   Year Ended 10/31/02 (c).......     $     0.00      $    0.00        $    0.00
   Year Ended 10/31/01...........           (.29)          0.00             0.00
   Year Ended 10/31/00...........           (.34)          (.02)            0.00
   Year Ended 10/31/99...........           (.36)          (.02)            0.00
   Year Ended 10/31/98...........           (.41)          (.42)            0.00




--------------------------------------------------------------------------------
Please refer to the footnotes on pages 56 and 57.



            Less Distributions                                                            Ratios / Supplemental Data
-----------------------------------------                                 --------------------------------------------------------
Distributions                                                 Total        Net Assets,                   Ratio of Net
in Excess of        Tax          Total                     Investment        End of           Ratio       Investment
Net Realized      Return       Dividends      Net Asset      Return          Period        of Expenses      Income      Portfolio
   Gain on          of            and        Value, End   Based on Net       (000's        to Average     to Average    Turnover
 Investments      Capital    Distributions    of Period  Asset Value (b)    omitted)       Net Assets     Net Assets      Rate

  $ 0.00          $ (.12)      $ (.64)         $ 7.75         (.50)%       $  38,631          1.53%          7.71%         268%
    0.00            (.27)        (.98)           8.43        (1.50)           57,667          1.45           8.60          304
    0.00            0.00         (.99)           9.53         6.12            52,561          1.54           8.32          321
    0.00            0.00         (.99)           9.91         7.17            33,813          1.77           9.34          254
    0.00            0.00        (1.42)          10.18         1.00            24,576          1.89(f)        7.08(d)       183

  $ 0.00          $ (.11)      $ (.58)         $ 7.74        (1.23)%       $ 117,529          2.24%          7.02%         268%
    0.00            (.26)        (.91)           8.42        (2.24)          156,948          2.16           7.85          304
    0.00            0.00         (.91)           9.52         5.38           118,356          2.27           7.66          321
    0.00            0.00         (.92)           9.90         6.44            79,085          2.47           8.54          254
    0.00            0.00        (1.35)          10.17          .27            58,058          2.58(f)        6.41(d)       183

  $ 0.00          $ (.11)      $ (.58)         $ 7.75        (1.22)%       $  20,113          2.23%          7.00%         268%
    0.00            (.26)        (.91)           8.43        (2.13)           33,035          2.15           7.90          304
    0.00            0.00         (.91)           9.52         5.38            32,345          2.25           7.68          321
    0.00            0.00         (.92)           9.90         6.44            22,598          2.46           8.52          254
    0.00            0.00        (1.35)          10.17          .27            16,067          2.58(f)        6.43(d)       183

  $ 0.00          $ (.13)      $ (.67)         $ 7.74         (.31)%       $   1,358          1.24%          8.08%         268%
    0.00            (.28)       (1.01)           8.43        (1.19)            1,350          1.13           8.81          304
    0.00            0.00        (1.02)           9.53         6.33             2,658          1.23           8.71          321
    0.00            0.00        (1.02)           9.92         7.58             1,359          1.45           9.52          254
    0.00            0.00         (.92)          10.18          .07             1,133          1.58(f)(i)     7.64(d)(i)    183

  $ 0.00          $ (.06)      $ (.66)         $ 6.86         6.69%        $ 947,300          1.57%(e)       8.19%         160%
    0.00            0.00         (.75)           7.07         3.32         1,009,606          1.96(e)       10.07          315
    0.00            (.33)        (.82)           7.55        15.80           979,126          2.26(e)       10.03          234
   0.00             (.18)        (.93)           7.28         8.56           730,468          2.09(e)       11.72          158
    0.00            (.03)        (.97)           7.59         7.14           740,066          2.04(e)       11.17          175

  $ 0.00          $ (.06)      $ (.61)         $ 6.86         5.92%        $ 740,782          2.28%(e)       7.47%         160%
    0.00            0.00         (.70)           7.07         2.20           888,457          2.66(e)        9.06          315
    0.00            (.30)        (.78)           7.58        14.99           826,340          2.93(e)        9.37          234
    0.00            (.17)        (.86)           7.31         7.79         1,011,395          2.78(e)       10.97          158
    0.00            (.03)        (.90)           7.61         6.46         1,300,519          2.75(e)       10.44          175

  $ 0.00          $ (.06)      $ (.61)         $ 6.88         5.91%        $ 277,015          2.27%(e)       7.45%         160%
    0.00            0.00         (.70)           7.09         2.48           310,985          2.65(e)        9.34          315
    0.00            (.31)        (.78)           7.58        14.99           267,646          2.95(e)        9.35          234
    0.00            (.17)        (.86)           7.31         7.79           258,696          2.78(e)       10.98          158
    0.00            (.03)        (.90)           7.61         6.46           276,073          2.74(e)       10.45          175


  $ 0.00          $ 0.00       $ (.70)         $ 7.72        41.80%        $  118,669          1.94%(e)      9.73%         125%
    0.00            (.06)        (.80)           6.02         7.38             76,397          1.88(e)      11.02          170
    0.00            0.00         (.78)           6.37         1.55             66,750          2.20(e)      12.78          150
    0.00            (.03)        (.78)           7.06        39.76             66,075          1.76(e)      11.59          173
    0.00            (.03)        (.81)           5.69        29.40             50,540          1.59         12.34          179

  $ 0.00          $ 0.00       $ (.66)         $ 7.80        40.69%        $   89,571          2.64%(e)      9.07%         125%
    0.00            (.06)        (.76)           6.09         6.50             80,064          2.58(e)      10.25          170
    0.00            0.00         (.72)           6.45          .63             83,706          2.88(e)      11.80          150
    0.00            (.03)        (.71)           7.14        38.41            108,075          2.45(e)      10.85          173
    0.00            (.03)        (.74)           5.74        28.85            110,003          2.31         11.59          179

  $ 0.00          $ 0.00       $ (.66)         $ 7.82        40.80%        $   73,477          2.63%(e)      8.91%         125%
    0.00            (.06)        (.76)           6.10         6.50             45,527          2.56(e)      10.16          170
    0.00            0.00         (.72)           6.46          .63             40,667          2.87(e)      11.81          150
    0.00            (.03)        (.71)           7.15        38.58             48,960          2.45(e)      10.78          173
    0.00            (.03)        (.74)           5.74        28.85             39,024          2.30         11.56          179


  $ 0.00          $ (.31)      $ (.31)         $ 5.89         3.74%        $ 264,978          1.49%          3.22%         115%
    0.00            (.25)        (.57)           5.99         8.27           289,265          1.48           5.87           79
    0.00            0.00         (.40)           6.08         3.17           305,610          1.52(g)        6.25           82
    0.00            (.11)        (.55)           6.29         2.95           396,867          1.44(g)        6.23          124
    0.00            (.07)        (.93)           6.64         6.90            95,568          1.74(g)        6.46          240

  $ 0.00          $ (.27)      $ (.27)         $ 5.90         2.84%        $  13,150          2.24%          2.44%         115%
    0.00            (.23)        (.52)           6.01         7.49            11,311          2.24           5.05           79
    0.00            0.00         (.36)           6.10         2.30            13,052          2.28(g)        5.44           82
    0.00            (.10)        (.48)           6.32         2.13            18,129          2.15(g)        5.46          124
    0.00            (.07)        (.86)           6.66         6.24             7,217          2.41(g)        5.64          240

  $ 0.00          $ (.27)      $ (.27)         $ 5.90         2.83%        $  17,592          2.20%          2.48%         115%
    0.00            (.23)        (.52)           6.01         7.48            15,208          2.19           5.10           79
    0.00            0.00         (.36)           6.10         2.46            16,578          2.22(g)        5.52           82
    0.00            (.10)        (.48)           6.31         2.13            19,076          2.15(g)        5.50          124
    0.00            (.04)        (.87)           6.65         6.10            16,518          2.61(g)        5.28          240


--------------------------------------------------------------------------------
Please refer to the footnotes on pages 56 and 57.

                                     54 & 55

(a) Based on average shares outstanding.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge, if applicable, is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.
(c) As required, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For each Fund, the effective data and impact of this change to each class of shares is as follows:


                                                                   Increase
                                                                 (Decrease) in
                                                                 Net Realized
                                                  Decrease in    and Unrealized
                                                Net Investment   Gain (Loss) on   Decrease in Ratio of Net Investment
                                    Effective     Income per       Investments      Income to Average Net Assets:
                                      Date           Share          per Share           From:           To:
                                    --------    --------------   --------------         -----          -----

   AllianceBernstein U.S. Government 7/1/01
   Class A                                          (0.03)         0.03                5.56%          5.15%
   Class B                                          (0.03)         0.03                4.82%          4.41%
   Class C                                          (0.03)         0.03                4.83%          4.42%
   Advisor Class                                    (0.03)         0.03                5.81%          5.41%

   AllianceBernstein Quality Bond    7/1/01
   Class A                                          (0.05)         0.05                4.93%          4.39%
   Class B                                          (0.05)         0.05                4.24%          3.70%
   Class C                                          (0.05)         0.05                4.25%          3.71%
   Advisor Class                                    (0.06)         0.06                5.24%          4.69%

   AllianceBernstein Corporate Bond  7/1/01
   Class A                                          (0.01)        (0.01)               7.82%          7.79%
   Class B                                          (0.01)        (0.01)               7.08%          7.05%
   Class C                                          (0.01)        (0.01)               7.10%          7.07%


   AllianceBernstein High Yield      9/1/01
   Class A                                          (0.01)        (0.01)              10.19%         10.06%
   Class B                                          (0.01)        (0.01)               9.47%          9.34%
   Class C                                          (0.01)        (0.01)               9.47%          9.35%
   Advisor Class                                    (0.01)        (0.01)              10.56%         10.43%

   AllianceBernstein Global Strategic
   Income                           11/1/01
   Class A                                          (0.03)        (0.03)               8.03%          7.71%
   Class B                                          (0.03)        (0.03)               7.34%          7.02%
   Class C                                          (0.03)        (0.03)               7.32%          7.00%
   Advisor Class                                    (0.03)        (0.03)               8.40%          8.08%

   AllianceBernstein Americas Government
   Income                            12/1/01
   Class A                                          (0.04)        (0.04)               8.83%          8.19%
   Class B                                          (0.04)        (0.04)               8.10%          7.47%
   Class C                                          (0.04)        (0.04)               8.09%          7.45%

   AllianceBernstein Emerging Market
   Debt                              9/1/01
   Class A                                          (0.01)        (0.01)              11.10%         11.02%
   Class B                                          (0.01)        (0.01)              10.34%         10.25%
   Class C                                          (0.01)        (0.01)              10.24%         10.16%

   AllianceBernstein Multi-Market
   Strategy                          11/1/01
   Class A                                          (0.14)        (0.14)               5.56%         3.22%
   Class B                                          (0.14)        (0.14)               4.79%         2.44%
   Class C                                          (0.14)        (0.14)               4.83%         2.48%

(d) Net of fees waived and expenses reimbursed by the Adviser.




(e) Includes interest expense. If the following Funds had not borne interest expense, the ratio of expenses to average net assets would have been as follows:

                                      2003       2002       2001       2000       1999       1998
-------------------------------------------------------------------------------------------------

   AllianceBernstein U.S. Government

   Class A                            1.09%      1.09%     1.13%      1.12%       1.08%
   Class B                            1.81%      1.80%     1.83%      1.83%       1.79%
   Class C                            1.80%      1.79%     1.83%      1.83%       1.78%
   Advisor Class                      0.80%      0.81%      0.81%       --         --

   AllianceBernstein Corporate Bond
   Class A                            1.13%      1.09%     1.09%       1.11%       --
   Class B                            1.85%      1.80%     1.81%       1.83%       --
   Class C                            1.84%      1.79%     1.81%       1.82%       --
   Advisor Class                      0.85%(i)    --         --         --         --

   AllianceBernstein Americas Government Income
   Class A                                       1.28%     1.23%       1.33%      1.38%      1.36%
   Class B                                       2.00%     1.94%       2.03%      2.08%      2.07%
   Class C                                       1.99%     1.93%       2.03%      2.08%      2.06%

   AllianceBernstein Emerging Market Debt

   Class A                            1.46%      1.50%     1.47%       1.51%       --
   Class B                            2.17%      2.20%     2.17%       2.21%       --
   Class C                            2.16%      2.19%     2.16%       2.20%       --


(f) Net of expenses assumed and/or waived/reimbursed. If AllianceBernstein Global Strategic Income had borne all expenses for the fiscal year ended 1998, the expense ratio would have been with respect to Class A shares, 2.08%; with respect to Class B shares, 2.76%; with respect to Class C shares, 2.77%; and with respect to Advisor Class shares, 1.77%. If AllianceBernstein Quality Bond had borne all expenses for the fiscal years ended June 30, 2003, 2002, 2001 and 2000, the expense ratios would have been with respect to Class A shares, 1.32%, 1.48%, 2.85% and 13.10%, with respect to Class B shares, 2.05%, 2.19%, 3.36% and 11.29%, and with respect to Class C shares, 2.03%, 2.19%, 3.42% and 11.75%, and with respect to Advisor Class shares, for the fiscal years ended 2003, 2002 and 2001, 1.02%, 1.20% and 2.29% (annualized), respectively.

(g) Amounts do not reflect the impact of expense offset arrangement with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, for AllianceBernstein Multi-Market Strategy would have been with respect to Class A shares 1.73% for 1998, 1.42% for 1999 and 1.50% for 2000, with respect to Class B shares 2.40% for 1998, 2.14% for 1999 and 2.27% for 2000, and with respect to Class C shares 2.60% for 1998, 2.14% for 1999 and 2.21% for 2000.
(h) Commencement of distribution.
(i) Annualized.

--------------------------------------------------------------------------------
                                   APPENDIX A
--------------------------------------------------------------------------------
                                  BOND RATINGS
--------------------------------------------------------------------------------

MOODY'S INVESTORS SERVICE, INC.
Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards.
   Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES
AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt.
   However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

FITCH RATINGS
AAA--Bonds considered to be investment grade and of the highest credit quality.
   The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality.
   The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

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                                   APPENDIX B
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                               GENERAL INFORMATION
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                              ABOUT CANADA, MEXICO
                                  AND ARGENTINA
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GENERAL INFORMATION ABOUT CANADA
Canada consists of a federation of ten Provinces and three federal territories (which generally fall under federal authority) with a constitutional division of powers between the federal and Provincial governments. The Parliament of Canada has jurisdiction over all areas not assigned exclusively to the Provincial legislatures, and has jurisdiction over such matters as the federal public debt and property, the regulation of trade and commerce, currency and coinage, banks and banking, national defense, the postal services, navigation and shipping and unemployment insurance.

The Canadian economy is based on the free enterprise system, with business organizations ranging from small owner-operated businesses to large multinational corporations. Manufacturing and resource industries are large contributors to the country's economic output, but as in many other highly developed countries, there has been a gradual shift from a largely goods-producing economy to a predominantly service-based one. Agriculture and other primary production play a small but key role in the economy. Canada is also an exporter of energy to the United States in the form of natural gas (of which Canada has substantial reserves) and hydroelectric power, and has significant mineral resources.


Canadian Dollars are fully exchangeable into U.S. Dollars without foreign exchange controls or other legal restriction. Since the major developed-country currencies were permitted to float freely against one another, the range of fluctuation in the Canadian Dollar-U.S. Dollar exchange rate generally has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. Since 1991, Canada generally has experienced a weakening of its currency. The Canadian Dollar reached an all-time low of 1.6128 Canadian Dollars per U.S. Dollar on January 18, 2002. On October 3, 2003, the Canadian Dollar-U.S. Dollar exchange rate was 1.3418. The range of fluctuation that has occurred in the past is not necessarily indicative of the range of fluctuation that will occur in the future. Future rates of exchange cannot be accurately predicted.


GENERAL INFORMATION ABOUT THE UNITED MEXICAN STATES
The United Mexican States ("Mexico") is a nation formed by 31 states and a Federal District (Mexico City). The Political Constitution of Mexico, which took effect on May 1, 1917, established Mexico as a Federal Republic and provides for the separation of executive, legislative and judicial branches. The President and the members of the General Congress are elected by popular vote.

Prior to 1994, when Mexico experienced an economic crisis that led to the devaluation of the Peso in December 1994, the Mexican economy experienced improvement in a number of areas, including growth in gross domestic product and a substantial reduction in the rate of inflation and in the public sector financial deficit. Much of the past improvement in the Mexican economy was due to a series of economic policy initiatives intended to modernize and reform the Mexican economy, control inflation, reduce the financial deficit, increase public revenues through the reform of the tax system, establish a competitive and stable currency exchange rate, liberalize trade restrictions and increase investment and productivity, while reducing the government's role in the economy. In this regard, the Mexican government launched a program for privatizing certain state owned enterprises, developing and modernizing the securities markets, increasing investment in the private sector and permitting increased levels of foreign investment.

In 1994, Mexico faced internal and external conditions that resulted in an economic crisis that continues to affect the Mexican economy adversely. Growing trade and current account deficits, which could no longer be financed by inflows of foreign capital, were factors contributing to the crisis. A weakening economy and unsettling political and social developments caused investors to lose confidence in the Mexican economy. This resulted in a large decline in foreign reserves followed by a sharp and rapid devaluation of the Mexican Peso. The ensuing economic and financial crisis resulted in higher inflation and domestic interest rates, a contraction in real gross domestic product and a liquidity crisis.

In response to the adverse economic conditions that developed at the end of 1994, the Mexican government instituted a new economic program; and the government and the business and labor sectors of the economy entered into a new accord in an effort to stabilize the economy and the financial markets. To help relieve Mexico's liquidity crisis and restore financial stability to Mexico's economy, the Mexican government also obtained financial assistance from the United States, other countries and certain international agencies conditioned upon the implementation and continuation of the economic reform program.

In October 1995, and again in October 1996, the Mexican government announced new accords designed to encourage economic growth and reduce inflation. While it cannot be accurately predicted whether these accords will continue to achieve their objectives, the Mexican economy has stabilized since the economic crisis of 1994, and the high inflation and high interest rates that continued to be a factor after 1994 have subsided as well. After declining for five consecutive quarters beginning with the first quarter of 1995, Mexico's gross domestic product began to grow in the second quarter of 1996. That growth was sustained through 2000, resulting in increases of 5.1%, 6.8%, 4.9%, 3.8% and 6.9% in 1996, 1997, 1998, 1999 and 2000,
respectively. After contracting by 0.3% in 2001, Mexico's gross domestic product grew by 0.9% in 2002. In addition, inflation dropped from a 52% annual rate in 1995 to a 5.0% annual rate in 2002. Mexico's economy is influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. Reflecting Mexico's strengthened economy, S&P upgraded Mexico's sovereign debt rating on February 7, 2002 to investment grade. Fitch and Moody's took similar actions on January 22, 2002 and March 4, 2000, respectively. The continuing recovery of the economy will require economic and fiscal discipline as well as stable political and social conditions. In addition, there is no assurance that Mexico's economic policy initiatives will be successful or that the current President and succeeding administrations will continue these initiatives.


Under economic policy initiatives implemented on and after December 1987, the Mexican government introduced a series of schedules allowing for the gradual devaluation of the Mexican Peso against the U.S. Dollar. These gradual devaluations continued until December 1994. On December 22, 1994, the Mexican government announced that it would permit the Peso to float freely against other currencies, resulting in a precipitous decline against the U.S. Dollar. By December 31, 1996, the Peso-Dollar exchange rate had decreased approximately 40% from that on December 22, 1994. After dropping approximately 55% from 1994 through 1996, from 1997 through 1999 the Peso-Dollar exchange rate decreased approximately 20%. There has been relatively little change in the Peso-Dollar exchange rate since 1999.

Mexico has in the past imposed strict foreign exchange controls. There is no assurance that future regulatory actions in Mexico would not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

GENERAL INFORMATION ABOUT THE REPUBLIC OF ARGENTINA
The Republic of Argentina ("Argentina") consists of 23 provinces and the federal capital of Buenos Aires. Its federal constitution provides for an executive branch headed by a President, a legislative branch and a judicial branch. Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.

Shortly after taking office in 1989, the country's then President adopted market-oriented and reformist policies, including an aggressive privatization program, a reduction in the size of the public sector and an opening of the economy to international competition.


In the decade prior to the announcement of a new economic plan in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapidly worsening inflation. Despite its strengths, which include a well-balanced natural resource base and a high literacy rate, the Argentine economy failed to respond to a series of economic plans in the 1980's. The 1991 economic plan represented a pronounced departure from its predecessors in calling for raising revenues, cutting expenditures and reducing the public deficit. The extensive privatization program commenced in 1989 was accelerated, the domestic economy deregulated and opened up to foreign trade and the framework for foreign investment reformed. As a result of the economic stabilization reforms, inflation was brought under control and gross domestic product increased each year between 1991 and 1998, with the exception of 1995. In the fourth quarter of 1998, however, Argentina's economy began to contract, with GDP growth rates of -3.4%, -0.8%, -4.4% and -10.9% recorded for 1999, 2000, 2001 and 2002, respectively. During the first quarter of 2003, the economy grew by 5.4%, year-on-year, the first year-on-year increase since the fourth quarter of 1998. Argentina's protracted recession has contributed to a serious fiscal crisis that has resulted in a suspension of payment on Argentina's foreign debt, as announced by the government in late December 2001, as well as a suspension of its loan repayments to the International Monetary Fund and other multilateral lending bodies, as announced by the government in late September 2002. Amidst the country's worsening economic and fiscal condition, and associated civil unrest that ensued, Argentina's President Fernando de la Rua was forced to resign on December 20, 2001. Thereafter, Argentina had several interim Presidents. On January 1, 2002 EduardoDuhalde, who pledged sweeping economic, fiscal and social reforms, became the fourth interim President. President Duhalde was unable, however, to achieve the necessary political consensus to meet the difficult challenges that Argentina faces. As a result, while there is some evidence that the economy has stabilized, Argentina's economy remains in fragile condition. Nestor Kirchner succeeded EduardoDuhalde as President on May 25, 2003, following a contentious election.

The Argentine Peso has been the Argentine currency since January 1, 1992. Until February 11, 2002, the rate of exchange from the Argentine Peso to the U.S. Dollar remained approximately one to one. The fixed exchange rate was instrumental in stabilizing the economy, but in recent years has been viewed as an impediment to economic growth. Since February 11, 2002, the Argentine Peso has been allowed to float freely against the U.S. Dollar. There is no assurance that ending the fixed exchange rate will achieve its desired result. On October 3, 2003, the Argentine Peso-U.S. Dollar exchange rate was 3.3469. The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign currency transactions. Argentina has eliminated restrictions on foreign direct investment and capital repatriation. In 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the legislation, foreign investors are permitted to remit profits at any time.

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For more information about the Funds, the following documents are available upon request:

Annual/Semi-Annual Reports to Shareholders
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)
Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting Alliance:


By mail:          c/o Alliance Global Investor Services
                  P.O. Box 786003
                  San Antonio, TX  78278-6003


By phone:         For Information:  (800) 221-5672
                  For Literature:   (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.


o Reports and other information about a Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash. DC 20549-0102.


You also may find more information about Alliance and the Funds on the Internet at: www.Alliancecapital.com.




Fund                                                SEC File No.
-----                                               -----------
U.S. Government                                     811-02383
Quality Bond                                        811-02383
Corporate Bond                                      811-02383
High Yield                                          811-9160
Global Strategic Income                             811-07391
Americas Government Income                          811-06554
Emerging Market Debt                                811-08188
Multi-Market Strategy                               811-06251


Privacy Notice (This information is not part of the Prospectus.)
     Alliance, the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

     It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.



BONDPRO1103

(LOGO)                    ALLIANCEBERNSTEIN HIGH YIELD FUND, INC.

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c/o Alliance Global Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
For Literature: Toll Free (800) 227-4618

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               STATEMENT OF ADDITIONAL INFORMATION
                         November 3, 2003

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     This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectus, dated November 3, 2003, of AllianceBernstein High Yield Fund, Inc. (the "Fund") that offers Class A, Class B, Class C and Advisor Class shares of the Fund (the "Prospectus"). Financial statements for the Fund for the year ended August 31, 2003 are included in the Fund's annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and the Fund's annual report may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS

                                                             PAGE
                                                             ----

Description of the Fund
Management of the Fund
Expenses of the Fund
Purchase of Shares
Redemption and Repurchase of Shares
Shareholder Services
Net Asset Value
Dividends, Distributions and Taxes
Portfolio Transactions
General Information
Financial Statements and Report of Independent Auditors
Appendix A: Options                                           A-1
Appendix B: Bond Ratings                                      B-1
Appendix C: Statement of Policies
  and Procedures for Voting Rights                            C-1
Appendix D: Commission Schedule                               D-1

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(SM): This service mark is used under license from the owner.

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                     DESCRIPTION OF THE FUND

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     The Fund is a diversified, open-ended investment company. Except as otherwise indicated, the investment policies of the Fund are not "fundamental policies" and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous notice to its shareholders. The Fund's investment objectives may not be changed without shareholder approval. There can be, of course, no assurance that the Fund will achieve its investment objectives.

Investment Objective
--------------------

     The Fund's fundamental investment objective is to achieve high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Fund will pursue this objective by investing primarily in a diversified mix of high yield, below investment grade fixed-income securities involving greater volatility of price and risk of principal and income than higher quality fixed-income securities. The below investment grade debt securities in which the Fund may invest are known as "junk bonds."

Investment Policies
-------------------

     The Fund attempts to achieve its objective by investing primarily in a diversified mix of high yield, below investment grade fixed-income securities involving greater volatility of price and risk of principal and income than higher fixed-income securities. The Fund will be managed to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. The Fund will use various strategies in attempting to achieve its objective.

     Under normal circumstances, at least 80% of the Fund's net assets will be invested in high yield debt securities rated below investment grade by two or more NRSROs (i.e., rated lower than Baa by Moody's Investors Services, Inc. ("Moody's") or lower than BBB by Standard & Poor's Ratings Services ("S&P")) or unrated but deemed by the Alliance Capital Management L.P., the Fund's investment adviser (the "Adviser" or "Alliance"), to be equivalent to such lower-rated securities. The Fund's policy of investing at least 80% of its net assets in high yield debt securities may not be changed without 60 days' prior written notice to shareholders. In addition, for purposes of this policy, net assets include any borrowings for investment purposes. The Fund will not, however, invest more than 10% of its total assets in (i) fixed-income securities which are rated lower than B3 or B- or their equivalents by two or more NRSROs or if unrated are of equivalent quality as determined by the Adviser, and (ii) money market instruments of any entity which has an outstanding issue of unsecured debt that is rated lower than B3 or B- or their equivalents by two or more NRSROs or if unrated is of equivalent quality as determined by the Adviser.

     Certain of the Fund's investments will be in fixed-income securities that are providing high current yields because of risks other than credit. For example, the Fund may invest in securities which have prepayment risks, and non-U.S. dollar denominated foreign securities, which may have currency risks.

     See Appendix B, "Bond Ratings," for a description of each rating category. In the event that any securities held by the Fund fall below those ratings, the Fund will not be obligated to dispose of such securities and may continue to hold such securities if, in the opinion of the Adviser, such investment is considered appropriate under the circumstances.

     Although not to be emphasized, in furtherance of its investment objective, the Fund may (i) invest in mortgage-backed and other asset-backed securities, (ii) enter into repurchase agreements, (iii) invest in loan participations and assignments of loans to corporate, governmental, or other borrowers originally made by institutional lenders or lending syndicates,
(iv) enter into forward commitments for the purchase or sale of securities and purchase and sell securities on a when-issued or delayed delivery basis, (v) write covered put and call options on fixed-income securities, securities indices and foreign currencies and purchase put or call options on fixed-income securities, securities indices and foreign currencies, (vi) purchase and sell futures contracts and related options on debt securities and on indices of debt securities, (vii) enter into contracts for the purchase or sale of a specific currency for hedging purposes only, (viii) invest in foreign securities and buy and sell foreign currencies principally for the purpose of preserving the value of foreign securities or in anticipation or purchasing foreign securities provided, however, that the value of foreign issues denominated in foreign currencies shall not exceed 20% of the Fund's total assets and the value of foreign issues denominated in United States currency shall not exceed 25% of the Fund's total assets, and (ix) lend portfolio securities. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. The government that is the borrower on the loan will be considered by the Fund to be the issuer of a loan participation or assignment for purposes of its fundamental investment policy that it may not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government).

     In addition to the foregoing, the Fund may from time to time make investments in (1) U.S. Government Securities, (2) certificates of deposit, bankers' acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by certain domestic and foreign banks, (3) commercial paper (rated at least A-1 by S&P or Prime-1 by Moody's or, if not rated, issued by domestic or foreign companies having high quality outstanding debt securities) and participation interests in loans extended by banks to such companies, (4) corporate debt obligations with remaining maturities of less than one year rated at least high quality as well as corporate debt obligations rated at least high grade provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 by Moody's, and (5) floating rate or master demand notes.

     Securities Ratings. The ratings of fixed-income securities by S&P, Moody's, and Fitch Ratings ("Fitch") are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Additional Investment Policies and Practices
--------------------------------------------

     The following additional investment policies supplement those set forth above.

     Options. The Fund may (a) write covered call options on fixed-income securities or securities indices for the purpose of increasing its return or to provide a partial hedge against a decline in the value of its portfolio securities or both, (b) write covered put options on fixed-income securities or securities indices in order to earn additional income or (in the case of put options written on individual securities) to purchase the underlying securities at a price below the current market price, (c) purchase put or call options on fixed-income securities and securities indices in order to hedge against changes in interest rates or stock prices which may adversely affect the prices of securities that the Fund wants to purchase at a later date, to hedge its existing investments against a decline in value, or to attempt to reduce the risk of missing a market or industry segment advance, and (d) purchase put and call options and write covered put and call options against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired (i.e. as a hedge and not for speculation).

     A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with the Custodian. A put option written by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with the Custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

     A call option is for cross-hedging purposes if the Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes its obligation under the option by maintaining in a segregated account with the Custodian liquid assets in an amount not less than the market value of the underlying security, marked to market daily. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

     In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

     If a put option written by the Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by the Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Fund retains the premium received from writing a put or call option whether or not the option is exercised. See Appendix A for a discussion of the use, risks and costs of option trading.

     The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Illiquid Securities."

     Options on Securities Indices. The Fund may purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. There are no specific limitations on the Fund's purchasing and selling of options on securities indices.

     Through the purchase of listed index options, the Fund could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Fund's portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Fund would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

     Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Fund may be either the buyer or seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

     Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by the Fund, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

     The Fund will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Fund investing less than 80% of its net assets in high yield debt securities or more than 10% of its total assets in securities rated lower than B3 or B-.

     Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

     When forward commitment transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest accrues to the purchaser prior to the settlement date. At the time the Fund enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required condition did not occur and the trade was canceled.

     The use of forward commitments enables the Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values.

     The Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Custodian will maintain, in a segregated account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

     Forward Foreign Currency Exchange Contracts. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.

     The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). The Fund may not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge").

     The Fund's Custodian will place cash not available for investment or liquid assets in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

     Futures Contracts and Options on Futures Contracts. The Fund may invest in futures contracts and options thereon in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect on the value of the Fund's assets or assets it intends to acquire, sell stock index futures contracts and related options to hedge the equity portion of the Fund's assets or equity assets it intends to acquire with regard to market as distinguished from stock-specific risk, and enter into futures contracts and related options on foreign currencies in order to limit its exchange risk.

     The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act. In addition, the Fund will not purchase or sell futures contracts or options on futures contracts unless the sum of amounts of initial margin deposits and premiums required to establish non-hedging positions would not exceed 5% of the Fund's liquidation value.

     Mortgage-Related Securities. The mortgage-related securities in which the Fund principally invests provide funds for mortgage loans made to residential home buyers. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Fund) by various governmental, government-related and private organizations.

     Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by the Government National Mortgage Association ("GNMA"), are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

     The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The assumed average life of pools of mortgages having terms of less than 30 years, is less than 12 years, but typically not less than 5 years.

     Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund. The compounding effect from reinvestment of monthly payments received by the Fund will increase the yield to shareholders compared with bonds that pay interest semi-annually.

     The principal governmental (i.e., backed by the full faith and credit of the United States Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

     Government-related (i.e., not backed by the full faith and credit of the United States Government) guarantors include the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States Government whose stock is owned by the twelve Federal Home Loan Banks. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC's national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the United States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may also be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not maintain more than 15% of its net assets in illiquid securities.

     Mortgage-related securities in which the Fund may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC or any other governmental agency, or by any other person or entity. The issuers of CMOs typically have no significant assets other than those pledged as collateral for the obligations.

     In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. One or more tranches of a CMO may have coupon rates that reset periodically, or "float," at a specified increment over an index such as the London Interbank Offered Rate ("LIBOR"). Floating-rate CMOs may be backed by fixed or adjustable rate mortgages. To date, fixed-rate mortgages have been more commonly utilized for this purpose. Floating-rate CMOs are typically issued with lifetime caps on the coupon rate thereon. These caps, similar to the caps on adjustable-rate mortgages described below, represent a ceiling beyond which the coupon rate on a floating-rate CMO may not be increased regardless of increases in the interest rate index to which the floating-rate CMO is tied. The collateral securing the CMOs may consist of a pool of mortgages, but may also consist of mortgage-backed bonds or pass-through securities. The Fund also expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of securities.

     Other Asset-Backed Securities. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience unexpected levels of prepayments. As with mortgage-related securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques.

     Repurchase Agreements. The Fund may enter into repurchase agreements pertaining to the types of securities in which it invests with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. The Fund may enter into repurchase agreements with the Custodian and such primary dealers. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. The Fund requires continual maintenance by its custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for its benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

     Illiquid Securities. The Fund has adopted the following investment policy, which may be changed by the vote of the Board of Directors.

     The Fund will not maintain more than 15% of its net assets (taken at market value) in illiquid securities. For this purpose, illiquid securities include, among others (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) over-the-counter options purchased or written by the Fund and all assets used to cover written over-the-counter options, and (c) repurchase agreements not terminable within seven days.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act") and securities which are otherwise not readily marketable. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     A large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, foreign securities and corporate bonds. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     The Fund may invest up to 5% of its net assets (taken at market value) in restricted securities, other than securities issued under Rule 144A, issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can be resold only in transactions that are exempt from the registration requirements of the Securities Act and only to institutional investors; they cannot be resold to the general public without registration.

     Securities eligible for resale under Rule 144A of the Securities Act that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. More specifically, Rule 144A allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System sponsored by the National Association of Securities Dealers, Inc. ("NASD"), an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.

     The Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund's portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security;
(5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission (the "Commission") interpretation or position with respect to such type of securities.

     Loans of Portfolio Securities. The Fund may make secured loans of its portfolio securities to brokers, dealers and financial institutions provided that liquid assets, or bank letters of credit equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Fund. A principal risk in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Adviser (subject to review by the Board of Directors) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. The Fund may pay reasonable finders, administrative and custodial fees in connection with a loan. The Fund will not lend its portfolio securities to any officer, director, employee or affiliate of the Fund or the Adviser. The Board of Directors will monitor the Fund's lending of portfolio securities.

     U.S. Government Securities. U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by GNMA, the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration; and (iii) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government, such as securities issued by FNMA and FHLMC, and governmental CMOs. The maturities of the U.S. Government securities listed in paragraphs (i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.

     Securities issued by GNMA ("GNMA Certificates") differ in certain respects from other U.S. Government securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans -- issued by lenders such as mortgage bankers, commercial banks and savings and loan-associations -- are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by the full faith and credit of the United States. GNMA Certificates also differ from other U.S. Government securities in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including pre-payments) are passed through to the holder of the Certificate. Upon receipt, principal payments are used by the Portfolio to purchase additional U.S. Government securities.

     U.S. Government securities also include zero coupon securities and principal-only securities and certain SMRS. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS. Such securities include those that are issued with an interest only ("IO") class and a principal only ("PO") class. Although these stripped securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be illiquid.

     Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Fund that holds the securities.

     U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

     General. The successful use of the foregoing investment practices, all of which are highly specialized investment activities, draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of these practices or may realize losses and, thus be in an worse position than if such strategies had not been used. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

     The Fund's ability to dispose of its position in options, interest rate transactions and forward commitment contracts will depend on the availability of liquid markets in such instruments. Markets for all these vehicles with respect to a number of fixed-income securities are relatively new and still developing. If, for example, a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell portfolio securities covering an option written by the Fund until the option expires. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above.

Certain Risk Considerations
---------------------------

     Risks of Options on Futures Contracts, Forward Contracts and
Options on Foreign Currencies.

     Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the Commodity Futures Trading Commission ("CFTC") or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to Commission regulation. Similarly, options on securities may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercise, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

     Investments in Lower-Rated and Unrated Instruments. Substantially all of the Fund's assets will be invested in high yield, high risk debt securities that are rated in the lower rating categories (i.e., below investment grade) or which are unrated but are of comparable quality as determined by the Adviser. Debt securities rated below investment grade are those rated Ba or lower by Moody's or BB or lower by S&P and are considered by those organizations to be subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. The Fund may invest in securities having the lowest ratings for non-subordinated debt instruments assigned by Moody's or S&P (i.e., rated C by Moody's or CCC or lower by S&P) and in unrated securities of comparable investment quality. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

     Lower-rated securities generally are considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Adviser may experience difficulty in valuing such securities and, in turn, the Fund's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Transaction costs with respect to lower-rated securities may be higher, and in some cases information may be less available, than is the case with investment grade securities.

     Many fixed income securities, including certain U.S. corporate fixed income securities in which the Fund may invest, contain call or buy-back features that permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Fund.

     Ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of a security is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in the credit risk of securities within each rating category.

     Non-rated securities will also be considered for investment by the Fund when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objectives and policies.

     The Adviser will try to reduce the risk inherent in its investment approach through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Adviser's research and credit analysis are a correspondingly more important aspect of its program for managing the Fund's securities than would be the case if the Fund did not invest in lower-rated securities. In considering investments for the Fund, the Adviser will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

     In seeking to achieve the Fund's investment objectives, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Fund's portfolio will be unavoidable. Moreover, medium and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of the Fund.

     Risks of Investments In Foreign Securities. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Fund will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

     Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Fund will invest and could adversely affect the Fund's assets should these conditions or events recur.

     Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of the Fund. Certain countries in which the Fund will invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

     Certain countries other than those on which the Fund will focus it investments may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the portfolio to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to the Fund.

     Income from certain investments held by the Fund could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by the Fund will not be subject to change.

     Debt Securities. The net asset value of the Fund's shares will change as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio primarily invested in debt securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio primarily invest in debt securities can be expected to decline. Certain debt securities in which the Fund may invest are floating-rate debt securities. To the extent that the Fund does not enter into interest rate swaps with respect to such floating-rate debt securities, the Fund may be subject to greater risk during periods of declining interest rates.

     Future Developments. The Fund may, following written notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or anticipates that the net return on the Fund's investment portfolio will exceed the interest expense by the Fund on borrowing.

     1940 Act Restrictions. Under the Investment Company Act of 1940, as amended ("1940 Act"), the Fund may invest not more than 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in the securities of any investment company.

Certain Fundamental Investment Policies
---------------------------------------

     The Fund has adopted several fundamental investment policies listed below, which may not be changed without the approval of its shareholders, which means the affirmative vote of the holders of (i) 67% or more or the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or
(ii) more than 50% of the outstanding shares, whichever is less. Whenever any investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, any later increases or decreases in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation.

     The Fund may not:

     (1) invest in any one industry if that investment would make the Fund's holding in that industry exceed 25% of the Fund's total assets;

     (2) make an investment unless, when considering all its other investments, 75% of the value of its assets would consist of cash, cash items, U.S. Government Securities, securities of other investment companies and other securities;

     (3) underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

     (4) make short sales of securities, except when it has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as it is in a short position;

     (5) issue senior securities;

     (6) purchase real estate or mortgages; however, the Fund may, as appropriate and consistent with its investment policies and other investment restrictions (a) buy securities of issuers which engage in real estate operations and securities which are secured by interests in real estate (including partnership interests and shares of real estate investment trusts) and (b) may hold and sell real estate acquired as a result of ownership of such securities;

     (7) purchase any security on margin or borrow money, except that this restriction shall not apply to (a) borrowing from banks for temporary purposes, (b) the pledging of assets to banks in order to transfer funds for various purposes as required without interfering with the orderly liquidation of securities in the Fund (but not for leveraging purposes), or (c) margin payments or pledges in connection with options, futures contracts, options on futures contracts, forward contracts or options on foreign currencies;

     (8) make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements; or

     (9) purchase or sell commodities (except that the Fund may purchase and sell futures contracts and related options on debt securities and on indices of debt securities).

Non-Fundamental Restrictions
----------------------------

The following investment restrictions are not fundamental. They may be changed without a vote of the Fund's shareholders.

The Fund will not:

     (1) invest more than 15% of its assets in securities restricted as to disposition under federal securities laws, or securities otherwise considered illiquid or not readily marketable, including repurchase agreements having a maturity of more than seven days; however, this restriction will not apply to securities sold pursuant to Rule 144A under the Securities Act, so long as such securities meet liquidity guidelines to be established by the Fund's Board of Directors;

     (2) trade in foreign exchange (except transactions incidental to the settlement of purchases or sales of securities for the Fund) except in connection with its foreign currency hedging strategies, provided the amount of foreign exchange underlying such a currency hedging transactions does not exceed 10% of such Fund's net assets;

     (3) acquire securities of any company that is a securities broker or dealer, a securities underwriter, an investment adviser of an investment company, or an investment adviser registered under the Investment Advisers Act of 1940 (other than any such company that derives no more than 15% of its gross revenues from securities related activities), except the Fund may purchase bank, trust company, and bank holding company stock, and except that the Fund may invest, in accordance with Rule 12d3-1 under the 1940 Act, up to 5% of its total assets in any such company provided that it owns no more than 5% of the outstanding equity securities of any class plus 10% of the outstanding debt securities of such company;

     (4) make an investment in order to exercise control or management over a company; or

     (5) borrow for temporary purposes (including the purposes mentioned in the preceding sentence) in an amount exceeding 5% of the value of the assets of the Fund.

-----------------------------------------------------------------

                      MANAGEMENT OF THE FUND

-----------------------------------------------------------------

Board of Directors Information
------------------------------

     The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                      OTHER
                                                       PORTFOLIOS IN  DIRECTOR-
NAME, AGE, ADDRESS                                     FUND COMPLEX   SHIPS
OF DIRECTOR,                  PRINCIPAL OCCUPATION(S)  OVERSEEN BY    HELD BY
(YEARS OF SERVICE*)           DURING PAST 5 YEARS      DIRECTOR       DIRECTOR
----------------------------  -----------------------  -------------  ---------

INTERESTED DIRECTOR

John D. Carifa,** 58,         President, Chief         116            None
1345 Avenue of the Americas,  Operating Officer and a
New York, NY  10105 (6)       Director of Alliance
                              Capital Management
                              Corporation ("ACMC"),
                              with which he has been
                              associated since prior
                              to 1998.

DISINTERESTED DIRECTORS

Ruth Block,#+ 72,             Formerly Executive Vice  97             None
500 SE Mizner Blvd.           President and Chief
Boca Raton, FL 33432          Insurance Officer of
 (6)                          The Equitable Life
                              Assurance Society of
                              the United States;
                              Chairman and Chief
                              Executive Officer of
                              Evlico; a Director of
                              Avon, BP (oil and gas),
                              Ecolab  Incorporated
                              (specialty chemicals),
                              Tandem Financial Group
                              and Donaldson, Lufkin &
                              Jenrette Securities
                              Corporation; former
                              Governor at Large,
                              National Association of
                              Securities Dealers,
                              Inc.

David H. Dievler,#+ 74,       Independent consultant.  101            None
P.O. Box 167,                 Until December 1994 he
Spring Lake, NJ 07762 (6)     was Senior Vice
                              President of ACMC
                              responsible for mutual
                              fund administration.
                              Prior to joining ACMC
                              in 1984, he was Chief
                              Financial Officer of
                              Eberstadt Asset
                              Management since 1968.
                              Prior to that, he was
                              Senior Manager at Price
                              Waterhouse & Co. Member
                              of American Institute
                              of Certified Public
                              Accountants since 1953.

John H. Dobkin,#+ 61,         Consultant. He was       98             None
P.O. Box 12,                  formerly President of
Annandale, NY 12504 (6)       Save Venice, Inc.
                              (preservation
                              organization) from 2001
                              -2002, a Senior Advisor
                              from June 1999 -to June
                              2000 and President of
                              Historic Hudson Valley
                              (historic preservation)
                              (December 1989 - May
                              1999). Previously,
                              Director of the
                              National Academy of
                              Design. During 1988 -
                              1992, he was Director
                              and Chairman of the
                              Audit Committee of
                              ACMC.

William H. Foulk, Jr.,#+ 71,  Investment adviser and   113            None
2 Sound View Drive,           an independent
Suite 100,                    consultant. He was
Greenwich, CT 06830 (6)       formerly Senior Manager
                              of Barrett Associates,
                              Inc., a registered
                              investment adviser,
                              with which he had been
                              associated since prior
                              to 1998. He was
                              formerly Deputy
                              Comptroller of the
                              State of New York and,
                              prior thereto, Chief
                              Investment Officer of
                              the New York Bank for
                              Savings.

Clifford L. Michel,#+ 64,     Senior Counsel of the    97             Placer
15 St. Bernard's Road,        law firm of Cahill                      Dome,
Gladstone, NJ 07934 (6)       Gordon & Reindel since                  Inc.
                              February 2001 and a
                              partner of that firm
                              for more than
                              twenty-five years prior
                              thereto. He is
                              President and Chief
                              Executive Officer of
                              Wenonah Development
                              Company (investments)
                              and a Director of
                              Placer Dome, Inc.
                              (mining).

Donald J. Robinson,#+ 69,     Senior Counsel to the    96             None
98 Hell's Peak Road,          law firm of Orrick,
Weston, VT 05161 (6)          Herrington & Sutcliffe
                              LLP since prior to
                              1998. Formerly a senior
                              partner and a member of
                              the Executive Committee
                              of that firm. He was
                              also a member and
                              Chairman of the
                              Municipal Securities
                              Rulemaking Board and a
                              Trustee of the Museum
                              of the City of New
                              York.

--------
*    There is no stated term of office for the Fund's Directors.
**   "Interested person", as defined in the 1940 Act, of the Fund because of an affiliation with Alliance.
#    Member of the Audit Committee.
+    Member of the Nominating Committee.

     The Fund's Board of Directors has two standing committees of the Board -- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met three times during the Fund's most recently completed fiscal year. The function of the Nominating Committee is to nominate persons to fill any vacancies on the Board of Directors. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Directors. The Nominating Committee did not meet during the Fund's most recently completed fiscal year.

     In approving the most recent annual continuance of the Fund's investment advisory agreement ("Advisory Agreement"), the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Directors were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the disinterested directors meeting separately from the full Board with experienced counsel that is independent of the Adviser.

     The Directors' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of the Fund, as well as senior management's attention to any portfolio management issues, were considered. The Fund's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Directors also considered an expense limitation agreement for the Fund that sets expense caps on overall Fund expenses and provides for waiver of fees by the Adviser or reimbursement of expenses if needed to meet such caps, the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent auditors in periodic meetings with the Fund's Audit Committee.

     In reviewing the fees payable under the Advisory Agreement, the Directors compared the fees and overall expense levels of the Fund to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Directors also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Adviser. The Directors considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Directors took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and transfer agency services to the Fund, and that the Advisory Agreement provides that the Fund reimburses the Adviser for the cost of providing certain administrative services. In evaluating the Fund's advisory fees, the Directors also took into account the demands, complexity and quality of the investment management of the Fund.

     The Directors also considered the business reputation of the Adviser and its financial resources. The Directors evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Directors also considered information concerning policies and procedures of the Adviser with respect to the execution of portfolio transactions.

     No single factor was considered in isolation or to be determinative to the decision of the Directors to approve continuance of the Advisory Agreement. Rather, the Directors concluded in light of a weighing and balancing of all factors considered that it was in the best interests of the Fund to continue its Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

     The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex are set forth below.

                       DOLLAR RANGE        AGGREGATE DOLLAR RANGE
                       OF EQUITY           OF EQUITY SECURITIES IN
                       SECURITIES IN       THE ALLIANCEBERNSTEIN
                       THE FUND AS OF      FUND COMPLEX AS OF
                       DECEMBER 31, 2002   DECEMBER 31, 2002
                       -----------------   -----------------------

John D. Carifa          None               Over $100,000
Ruth Block              $1 - $10,000       Over $100,000
David H. Dievler        $1 - $10,000       Over $100,000
John H. Dobkin          None               Over $100,000
William H. Foulk, Jr.   None               Over $100,000
Clifford L. Michel      None               Over $100,000
Donald J. Robinson      None               Over $100,000

Officer Information
-------------------

Certain information concerning the Fund's officers is set forth below.

                             POSITION(S)
NAME AND ADDRESS,*           HELD             PRINCIPAL OCCUPATION
AND (AGE)                    WITH FUND        DURING PAST 5 YEARS
---------                    ---------        -------------------

John D. Carifa, (58)         Chairman and     See biography above.
                             President

Kathleen A. Corbet, (43)     Senior Vice      Executive Vice
                             President        President of ACMC,**
                                              with which she has
                                              been associated
                                              since prior to 1998.

Michael A. Snyder, (41)      Vice President   Senior Vice
                                              President of ACMC,**
                                              since May 2001.
                                              Previously, he was
                                              Managing Director in
                                              the high yield asset
                                              management group at
                                              Donaldson, Lufkin &
                                              Jenrette Corporation
                                              from 1998 to 2001.

Edmund P. Bergan, Jr., (53)  Secretary        Senior Vice
                                              President and the
                                              General Counsel of
                                              AllianceBernstein
                                              Investment Research
                                              & Management, Inc.
                                              ("ABIRM")** and
                                              AGIS,** with which
                                              he has been
                                              associated since
                                              prior to 1998.

Andrew L. Gangolf, (49)      Assistant        Senior Vice
                             Secretary        President and
                                              Assistant General
                                              Counsel of ABIRM,**
                                              with which he has
                                              been associated
                                              since prior to 1998.

Marie Vogel, (50)            Assistant        Vice President of
                             Secretary        ACMC,** with which
                                              she has been
                                              associated since
                                              prior to 1998.

Mark D. Gersten, (53)        Treasurer and    Senior Vice
                             Chief            President of AGIS**
                             Financial        and Vice President
                             Officer          of ABIRM,** with
                                              which he has been
                                              associated since
                                              prior to 1998.



Vincent S. Noto, (38)        Controller       Vice President of
                                              AGIS,** with which
                                              he has been
                                              associated since
                                              prior to 1998.

--------
*    The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**   ACMC, ABIRM, and AGIS are affiliates of the Fund.

     The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended August 31, 2003, and the aggregate compensation paid to each of the Directors during calendar year 2002 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex"), and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pensions or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                  Total Number   Total Number
                                                  of Investment  of Investment
                                                  Companies in   Portfolios
                                                  the            within the
                                                  Alliance-      Alliance-
                                   Total          Bernstein      Bernstein
                                   Compensation   Fund Complex,  Fund Complex,
                                   from the       Including the  Including the
                                   Alliance-      Fund, as to    Fund, as to
                                   Bernstein      which the      which the
                    Aggregate      Fund Complex,  Director is a  Director is a
                    Compensation   Including the  Director or    Director or
Name of Director    from the Fund  Fund           Trustee        Trustee
----------------    -------------  -------------  -------------  -------------

John D. Carifa      $-0-           $-0-              51                116
Ruth Block          3,332          $192,600          43                97
David H. Dievler    3,308          $246,238          47                101
John H. Dobkin      3,323          $217,888          45                98
William H. Foulk,   3,312          $241,700          48                113
Jr.
Clifford L. Michel  3,318          $201,950          44                97
Donald J. Robinson  3,323          $193,100          43                96

     As of October 3, 2003, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

Adviser
-------

     Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under the Advisory Agreement to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

     Alliance is a leading global investment management firm supervising client accounts with assets as of March 31, 2003, totaling approximately $426 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

     Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner of both Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance. AXA Financial is an indirect wholly-owned subsidiary of AXA, which is a holding company for an international group of insurance and related financial services companies. Alliance Holding Units are publicly traded on the New York Stock Exchange (the "Exchange"). Alliance Units do not trade publicly and are subject to significant restrictions on transfer.

     At March 31, 2003, Alliance Holding owned approximately 76.9 million, or 30.7%, of the issued and outstanding Alliance Units. ACMC owns 100,000 general partnership units in Alliance Holding and a 1% general partnership interest in Alliance. At March 31, 2003, AXA Financial was the beneficial owner of approximately 1.9% of the outstanding Alliance Holding Units and approximately 54.7% of the outstanding Alliance Units which, including the general partnership interests in Alliance and Alliance Holding, represent an economic interest of approximately 55.7% in Alliance. At March 31, 2003, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., was the beneficial owner of approximately 13.0% of the outstanding Alliance Units.

     Based on information provided by AXA, on March 3, 2003, approximately 17.70% of the issued ordinary shares (representing 28.71% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. At January 1, 2003, 70.13% of the shares (representing 79.83% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 21.82% of the shares of Finaxa (representing 13.32% of the voting power) were owned by BNP Paribas, a French bank. At January 1, 2003, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.48% of the issued ordinary shares (representing 33.16% of the voting power) of AXA.

     Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers. For the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser a fee at the annual rate of .75 of 1% of the Fund's average daily net assets. The Adviser has contractually agreed to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.70%, 2.40%, 2.40% and 1.40% of the aggregate average daily net assets, respectively, for Class A, Class B, Class C and Advisor Class shares. This contractual agreement automatically extends each year unless the Adviser provides written notice 60 days prior to the Fund's fiscal year end. For the fiscal years ended August 31, 2001, 2002 and 2003, the Adviser received advisory fees of $4,002,476, $3,908,170 and $4,038,189, respectively, from the Fund.

     The Fund has, under the Advisory Agreement, assumed the obligation for payment of all its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments will be specifically approved by the Fund's Directors. During the Fund's fiscal year ended August 31, 2003, the Fund paid to the Adviser $141,000 for such services.

     The Advisory Agreement is terminable without penalty by a vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by a vote of a majority of the Fund's Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

     The Advisory Agreement continues in effect so long as such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case approval by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of any such party as defined by the 1940 Act. Most recently, continuance of the Advisory Agreement was approved for an additional annual term by the Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their meeting held on October 9, 2002.

     The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: AllianceBernstein All-Asia Investment Fund, Inc., AllianceBernstein Americas Government Income Trust, Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Capital Reserves, AllianceBernstein Disciplined Growth Fund, Inc., AllianceBernstein Disciplined Value Fund, Inc., AllianceBernstein Dynamic Growth Fund, Inc., AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Global Growth Trends Fund, Inc., AllianceBernstein Global Small Cap Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Government Reserves, AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein Health Care Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein Institutional Reserves, Inc., AllianceBernstein International Premier Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Municipal Trust, AllianceBernstein New Europe Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Select Investor Series, AllianceBernstein Small Cap Growth Fund, Inc., AllianceBernstein Technology Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., AllianceBernstein Worldwide Privatization Fund, Inc., The AllianceBernstein Portfolios and Sanford C. Bernstein Fund, Inc., all registered open-end investment companies; and to ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

-----------------------------------------------------------------

                       EXPENSES OF THE FUND

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Distribution Services Agreement
-------------------------------

     The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABIRM the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A shares, Class B shares and Class C shares in accordance with a plan of distribution that is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

     During the Fund's fiscal year ended August 31, 2003, with respect to Class A shares, the Fund paid distribution services fees for expenditures under the Agreement, in the aggregate amount of $302,402 which constituted .30%, annualized, of the Fund's aggregate average daily net assets attributable to the Class A shares during the period, and the Adviser made payments from its own resources as described above, aggregating $804,345. Of the $1,106,747 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class A shares, $8,297 was spent on advertising, $5,354 on the printing and mailing of prospectuses for persons other than current shareholders, $725,562 for compensation to broker-dealers and other financial intermediaries (including, $229,970 to the Fund's Principal Underwriter), $141,878 for compensation to sales personnel and, $225,656 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

     During the Fund's fiscal year ended August 31, 2003, with respect to Class B shares, the Fund paid distribution services fees for expenditures under the Agreement in the aggregate amount of $2,622,638, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources, as described above, aggregating $0. Of the $2,622,638 paid by the Fund under the Rule 12b-1 Plan, with respect to Class B shares, $2,079 was spent on advertising, $2,764 on the printing and mailing of prospectuses for persons other than current shareholders, $1,186,591 for compensation to broker-dealers and other financial intermediaries (including, $59,136 to the Fund's Principal Underwriter), $72,828 for compensation to sales personnel, $55,313 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $496,345 was spent on interest on Class B shares financing, and $806,718 was used to offset the distribution service fees paid in prior years.

     During the Fund's fiscal year ended August 31, 2003, with respect to Class C shares, the Fund paid distribution services fees for expenditures under the Agreement, in the aggregate amount of $556,009 which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources, as described above, aggregating $120,367. Of the $676,376 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to Class C shares, $949 was spent on advertising, $957 on the printing and mailing of prospectuses for persons other than current shareholders, $610,808 for compensation to broker-dealers and other financial intermediaries (including, $26,754 to the Fund's Principal Underwriter), $36,253 for compensation to sales personnel, $25,600 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $1,809 was spent on interest on Class C shares financing.

     Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined respective contingent deferred sales charges ("CDSCs") and respective distribution services fees on the Class B shares, and the distribution services fee on the Class C shares are the same as those of the initial sales charge and/or distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

     With respect to Class A shares of the Fund, distribution expenses accrued by ABIRM in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. ABIRM's compensation with respect to Class B and Class C shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABIRM. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and payments received from CDSCs. The excess will be carried forward by ABIRM and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs.

     Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal year, and carried over for reimbursement in future years in respect of the Class B and Class C shares of the Fund, were, respectively, $24,542,804 (8.85% of the net assets of Class B) and $1,633,934 (2.46% of the net assets of Class C).

     The Rule 12b-1 Plan is in compliance with rules of the NASD which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to ..75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

     In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

     The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

     The Agreement continues in effect so long as such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to this Agreement or interested persons, as defined in the Act, of any such party (other than as Directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently, the continuance of the Agreement for an additional annual term was approved by a vote, cast in person, of Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their meeting held on October 9, 2002.

     All material amendments to the Agreement will become effective only upon approval as provided in the preceding paragraph; and the 12b-1 Plan may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities, voting separately by class, or by a majority vote of the disinterested Directors or (b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund is not required to give prior notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment.

     In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Registrar, Transfer Agent and Dividend-Disbursing Agent
-------------------------------------------------------

     AGIS an indirect wholly-owned subsidiary of the Adviser, located at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, acts as each Fund's registrar, transfer agency and dividend-disbursing agent for a fee based upon the number of account holders of each of the Class A shares, Class B shares, Class C shares and Advisor Class shares of the Fund. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares and Advisor Class shares reflecting the additional costs associated with Class B and Class C CDSCs. For the fiscal year ended August 31, 2003 the Fund paid AGIS $712,692 for transfer agency services.

Code of Ethics
--------------

     The Fund, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940
Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

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                        PURCHASE OF SHARES

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     The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Buy Shares."

General
-------

     Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class Shares"), in each case as described below. All of the classes of shares of the Fund except Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the NASD and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries, or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

     Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives ("financial intermediaries"), or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares of the Fund made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing the Fund's shares may receive differing compensation for different classes of shares.

     In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

     The Fund may refuse any order for the acquisition of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange. In addition, the Fund reserves the right, on 60 days' written notice to modify, restrict or terminate the exchange privilege.

     The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

     The respective per share net asset values of the various classes of shares of the Fund are expected to be substantially the same. However, the per share net asset values of the Class B and Class C shares will generally be slightly lower than the per share net asset values of the Class A and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

     The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the net asset value as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor's will not receive that day's net asset value. If the financial intermediary, receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

     Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 3:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 3:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

     Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

     Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee,
(iii) Class B and Class C shares bear higher transfer agency costs than those borne by Class A and Advisor Class shares, (iv) Class B and Advisor Class shares are subject to a conversion feature, and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders because the Class B and Advisor Class shares convert to Class A shares under certain circumstances, and the Class A, Class B and Advisor Class shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

     The Directors of the Fund have determined that currently no conflict of interest exists between or among the various classes of shares of the Fund. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

     Classes A, B and C Shares. The alternative purchase arrangements available with respect to Class A shares, Class B shares and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans and certain employee benefit plans) for more than $250,000 for Class B shares (see "Alternative Purchase Arrangements--Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

     Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

     Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

     Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

     During the Fund's fiscal years ended August 31, 2001, 2002 and 2003, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $1,168,594, $447,492 and $327,690, respectively. Of that amount, the Principal Underwriter received $72,974, $287,913 and $13,331, respectively, representing that portion of the sales charge paid on shares of the Fund sold during the fiscal period which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal years ended August 31, 2001, 2002 and 2003, the Principal Underwriter received CDSCs of $15,297, $333 and $39,312, respectively on Class A shares, $1,092,552, $847,613 and $436,821, respectively on Class B shares and $21,306, $14,968 and $5,162, respectively on Class C shares of the Fund.

Class A Shares
--------------

     The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                           Sales Charge
                           ------------

                                                   Discount or
                                                   Commission
                                      As % of      to Dealers
                        As % of       the Public   or Agents
Amount of               Net Amount    Offering     As % of
Purchase                Invested      Price        Offering Price
---------               ----------    ----------   --------------

Less than
   $100,000 ..........  4.44%         4.25%        4.00%
$100,000 but
   less than
   $250,000 ..........  3.36          3.25         3.00
$250,000 but
   less than
   $500,000 ..........  2.30          2.25         2.00
$500,000 but
   less than
   $1,000,000* .......  1.78          1.75         1.50

--------
* There is no initial sales charge on transactions of $1,000,000 or more.

     With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a CDSC equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The CDSC on Class A shares will be waived on certain redemptions, as described below under "--Class C Shares." In determining the CDSC applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends and distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the CDSC on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers or agents for selling Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

     No initial sales charge is imposed on Class A shares issued
(i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or
(iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "--Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

     In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances.

          Class A shares - Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without any initial sales charge) to certain categories of investors including:

          (i) investment management clients of the Adviser or its affiliates;

          (ii) officers and present or former Directors of the Fund or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, the Principal Underwriter, AGIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

         (iii) the Adviser, Principal Underwriter, AGIS and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal
               Underwriter, AGIS and their affiliates;

          (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliate or agent, for service in the nature of investment advisory or administrative services; and

          (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group
               Retirement Plans."

Class B Shares
--------------

     Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

     Proceeds from the CDSC on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the CDSC and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

     Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase as set forth below).

     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                           Contingent Deferred Sales Charge as
Year Since Purchase        a % of Dollar Amount Subject to Charge
-------------------        --------------------------------------

First                                    4.0%
Second                                   3.0%
Third                                    2.0%
Fourth                                   1.0%
Fifth and Thereafter                     None

     In determining the CDSC applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder.

     The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs - Systematic Withdrawal Plan" below), (v) sold through programs offered by financial intermediaries and approved by ABIRM where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Fund, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares, or (vi) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan.

     Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

     Class B shares purchased on or before July 10, 1998 will automatically convert to Class A shares in accordance with the conversion schedule in effect at that time, i.e. six years after the end of the calendar month in which the shareholder's purchase order was accepted.

     For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

     The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

     Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

     Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The CDSC on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares."

     In determining the CDSC applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

     Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the CDSC and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

     The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs - Systematic Withdrawal Plan" below), (v) sold through programs offered by financial intermediaries and approved by ABIRM where such programs offer only shares which are not subject to a CDSC where the financial intermediary establishes a single omnibus account for the Fund, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares, or
(vi) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

     Advisor Class Shares. Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary,
(iii) by the categories of investors described in clauses (i) through (iv) under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, or Class C shares.

Conversion of Advisor Class Shares to Class A Shares
----------------------------------------------------

     Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans, qualified state tuition programs and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--Advisor Class Shares," and by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary, in each case, that satisfies the requirements to purchase shares set forth under "Purchase of Shares--Advisor Class Shares" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Prospectus and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fees. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

     The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------

     The Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Fund. In order to enable participants investing through group retirement plans to purchase shares of the Fund, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectuses and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

     Class A Shares. Class A shares are available at net asset value to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with at least $250,000 in plan assets or 100 or more employees. If the plan terminates the Fund as an investment option within one year, then plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption. Class A shares are also available at net asset value to group retirement plans with plan assets in excess of $10 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at net asset value) other than the service fee paid pursuant to the Fund's Rule 12b-1 Plan.

     Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

     Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million.

     Choosing a Class of Shares for Group Retirement Plans. As noted, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Fund's share class eligibility criteria before determining whether to invest. For example, the Fund makes its Class A shares available at net asset value to group retirement plans with plan assets in excess of $10 million. In addition, under certain circumstances described above, the 1%, 1-year CDSC may be waived. As described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plan fiduciaries should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs
-------------------------------

     The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his/her financial intermediary that they qualify for such a reduction. If the Fund is not notified that that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder's account.

     Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of the Fund into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." A "purchase" means a single or concurrent purchase of shares of the Fund or any other AllianceBernstein Mutual Fund by (i) an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

     Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein All-Asia Investment Fund, Inc. AllianceBernstein Americas Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Corporate Bond Portfolio
  -AllianceBernstein Quality Bond Portfolio
  -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Disciplined Value Fund, Inc. AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
AllianceBernstein Global Small Cap Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Greater China `97 Fund, Inc. AllianceBernstein Growth and Income Fund, Inc. AllianceBernstein Health Care Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Premier Growth Fund, Inc. AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein New Europe Fund, Inc.
AllianceBernstein Premier Growth Fund, Inc.
AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Select Investor Series, Inc.
  -Biotechnology Portfolio
  -Premier Portfolio
  -Technology Portfolio
AllianceBernstein Small Cap Growth Fund, Inc. AllianceBernstein Technology Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
AllianceBernstein Worldwide Privatization Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Wealth Preservation Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
  -Intermediate Diversified Municipal Portfolio
  -Intermediate California Municipal Portfolio
  -Intermediate New York Municipal Portfolio
  -Short Duration Portfolio

     Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

     Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

     (i) the investor's current purchase;

     (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other AllianceBernstein Mutual Fund held by the investor; and

     (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single
"purchase" (see above).

     For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

     Statement of Intention. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in shares of any AllianceBernstein Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention, in which case the 13-month period during which the Statement of Intention is in effect will begin on the date of that earliest purchase to be included. However, sales charges will not be reduced for purchases made prior to the date the Statement of Intention is signed.

     Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

     The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then net asset value to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

     Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund can obtain a form of Statement of Intention by contacting AGIS at the address or telephone numbers shown on the cover of this SAI.

     Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of the Fund at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a CDSC has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

     Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of the Fund pursuant to the Fund's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.

     In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

     Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

     General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

     Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

     Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

     Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application, while current Fund shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

     CDSC Waiver for Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

     Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

     With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

-----------------------------------------------------------------

               REDEMPTION AND REPURCHASE OF SHARES

-----------------------------------------------------------------

     The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the net asset value next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

     Subject only to the limitations described below, the Fund's Charter require that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A shares, Class B shares or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

     The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

     Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gain (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

     To redeem shares of the Fund for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an institution that is an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

     To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

     Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no share certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Subscription Application or, if an existing shareholder has not completed such portion, by an "Autosell" application obtained from AGIS. A telephone redemption by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m., Eastern time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

     Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check, once in any 30-day period, of Fund shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS, or by checking the appropriate box on the Subscription Application.

     Telephone Redemptions - General. During periods of drastic economic, or market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts,
(iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund nor the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

     The Fund may repurchase shares through the Principal Underwriter or selected financial intermediaries. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m., Eastern time. (Certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the Principal Underwriter after 5:00 p.m., Eastern time, and receive that day's asset value.) If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a financial intermediary. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through the financial intermediary, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General
-------

     The Fund reserves the right to close out an account that, through redemption, has remained below $200 for at least 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

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                       SHAREHOLDER SERVICES

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     The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of the Fund that are different from those described herein.

Automatic Investment Program
----------------------------

     Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Exchange Privilege
------------------

     You may exchange your investment in the Fund for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition,
(i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AGIS by 4:00 p.m., Eastern time, on a Fund business day in order to receive that day's net asset value.

     Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

     Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call AGIS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

     All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

     Each Fund shareholder, and the shareholder's financial intermediary is authorized to make telephone requests for exchanges unless AGIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

     Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m., Eastern time, on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, or market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.

     A shareholder may elect to initiate a monthly "Auto
Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

     None of the AllianceBernstein Mutual Funds, the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

     The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

     Each shareholder of the Fund receives semi-annual and annual reports that include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or AGIS a shareholder can arrange for copies of his or her account statements to be sent to another person.

Checkwriting
------------

     A new Class A or Class C investor may fill out the Signature Card to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of the Fund redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the net asset value of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Fund account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

     When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the net asset value next determined, a sufficient number of full and fractional shares of the Fund in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

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                         NET ASSET VALUE

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     The per share net asset value is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

     In accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures adopted by the Board of Directors ("Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

     With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

     (a) securities listed on the Exchange or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

     (b) securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges or traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price;

     (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above, by reference to the principal exchange on which the securities are traded;

     (d) listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

     (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

     (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

     (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

     (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker/dealer in such security;

     (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

     (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security; and

     (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

     With respect to securities for which market quotations are not readily available, the security will be valued at fair value in accordance with policies and procedures adopted by the Board of Directors.

     Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

     The Fund may suspend the determination of its net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

     For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

     The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

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                DIVIDENDS, DISTRIBUTIONS AND TAXES

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United States Federal Income Taxation of
Dividends and Distributions
----------------------------------------

     General. The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the United States Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currency; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and to not more than 10% of the outstanding voting securities of such issuer and
(b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

     If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

     It is the present policy of the Fund to distribute to shareholders all net investment income quarterly and to distribute net realized capital gains, if any, annually. The amount of any such distributions must necessarily depend upon the realization by the Fund of income and capital gains from investments.

     The Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year,
(ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of such year (or November 30 if elected by the Fund), and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Fund on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

     The information set forth in the Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in the Fund, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

     Dividends and Distributions. The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income and excise taxes. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income.

     Some or all of the distributions from a mutual fund may be treated as "qualified dividend income," taxable to individuals at the reduced maximum rate of 15% (5% for individuals in lower tax brackets), provided that both the fund and the individual satisfy certain holding period and other requirements. Based upon the investment policies of the Fund, it is expected that only a small portion, if any, of the Fund's distributions would be treated as "qualified dividend income."

     Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund. The investment objective of the Fund is such that only a small portion, if any, of the Fund's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

     After the end of the calendar year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

     Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss if the Fund shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

     Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

     Qualified Plans. A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

     Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax (currently at a rate of 28%) if such shareholder fails to provide the Fund with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

     Foreign Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

United States Federal Income Taxation of the Fund
-------------------------------------------------

     The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

     Discount Obligations. Under current federal tax law, the Fund will include in income as interest each year, in addition to stated interest received on obligations held by the Fund, amounts attributable to the Fund from holding (i) Discount Obligations and (ii) securities (including many Brady Bonds) purchased by the Fund at a price less than their stated face amount or, in the case of Discount Obligations, at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount." Current federal tax law requires a holder (such as the Fund) of a Discount Obligation to accrue and include in income each year a portion of the discount at which the obligation was purchased even though the Fund does not receive interest payments in cash during the year which reflect such accrued discount. The Fund will elect to likewise accrue and include in income each year a portion of the market discount with respect to a Discount Obligation or other obligation even though the Fund does not receive interest payments in cash which reflect such accrued discount.

     As a result of the applicable rules, in order to make the distributions necessary for the Fund not to be subject to federal income or excise taxes, the Fund may be required to pay out as an income distribution each year an amount significantly greater than the total amount of cash which the Fund has actually received as interest during the year. Such distributions will be made from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such sales, shareholders may receive a larger capital gain distribution than they would have in the absence of such sales.

     Options, Futures Contracts, and Forward Foreign Currency Contracts. Certain listed options, regulated futures contracts and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss, although the Fund may elect to have the gain or loss it realizes on certain contracts taxed as "section 988" gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts generally will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

     The Treasury Department has the authority to issue regulations that would permit or require the Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. It is anticipated that any regulations issued under this authority will not apply to the type of hedging transactions in which the Fund intends to engage.

     With respect to over-the-counter put and call options, gain or loss realized by the Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or if an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

     Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or if such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

     Tax Straddles. Any option, futures contract, currency swap, forward foreign currency contract, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is ordinary and at least one position is capital. No such regulations have yet been issued. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

Other Taxation
--------------

     The Fund may be subject to other state and local taxes.

Taxation of Foreign Shareholders
--------------------------------

     The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on a shareholder which is a non- resident alien individual or foreign corporation may be substantially different. A foreign investor should therefore consult his or her own tax adviser for further information as to the United States federal income tax consequences of being a shareholder in the Fund.

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                      PORTFOLIO TRANSACTIONS

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     Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions of the Fund. The Fund's portfolio transactions occur primarily with the issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and ask prices. Premiums are paid with respect to options purchased by the Fund and brokerage commissions are payable with respect to transactions in exchange-traded futures contracts.

     The Fund has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Consistent with the Conduct Rules of the NASD, and subject to seeking best price and execution, the Fund may consider sales of its shares as a factor in the selection at dealers to enter into portfolio transactions with the Fund.

     Portfolio securities will not be purchased from or sold to Sanford C. Bernstein & Co., LLC, an affiliate of the Adviser or any other subsidiary or affiliate of Equitable.

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                       GENERAL INFORMATION

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Capitalization
--------------

     The Fund is a Maryland corporation organized in 1986 under the name of "Alliance High Yield Fund, Inc." The name became
"AllianceBernstein High Yield Fund, Inc." on March 31, 2003.

     The authorized capital stock of the Fund consists of 3,000,000,000 shares of Class A Common Stock, $.001 par value, 3,000,000,000 shares of Class B Common Stock, $.001 par value, 3,000,000,000 shares of Class C Common Stock, $.001 par value and 3,000,000,000 shares of Advisor Class Common Stock, $.001 par value. All shares of the Fund, when issued, are fully paid and non-assessable. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series. Class A, Class B, Class C and Advisor Class shares of the Fund have identical voting, dividend, liquidation and other rights, except that each class bears its own distribution and transfer agency expenses. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund. Certain additional matters relating to the Fund's organization are discussed in this SAI.

     It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

     A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of the Fund has the same rights and is identical in all respects except that each of Class A, Class B and Class C shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

     As of the close of business on October 3, 2003 there were 97,977,091 shares of common stock of the Fund outstanding, including 15,084,319 Class A shares, 46,753,166 Class B shares, 11,410,023 Class C shares and 24,729,583 Advisor Class shares. To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund as of October 3, 2003:

                                  No. of         % of
Name and Address                  Shares         Class
----------------                  ------         -----

Class A Shares
--------------

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th St. - FL. 3
New York, NY  10001-2402          791,601          5.25%

MLPF&S
For the Sole Benefit of
  Its Customers
Attn:  Fund Administration
(97B13)
4800 Deer Lake Dr. East
2nd Fl.
Jacksonville, FL  32246-6484      1,235,906        8.20%

Prudential Securities, Inc.
Special Custody Account
  for Exclusive Benefits of
  Customers
Attn: Surpas Omnibus Dept.
1 New York Plaza
New York, NY 10292-001            1,235,906        8.20%

Class B Shares
--------------

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th St. - FL. 3
New York, NY  10001-2483          3,599,737        7.70%

MLPF&S
For the Sole Benefit of
  Its Customers
Attn:  Fund Administration
(97B14)
4800 Deer Lake Dr. East
2nd Fl.
Jacksonville, FL  32246-6484      8,702,865       18.61%

Prudential Securities, Inc.
Special Custody Account
  for Exclusive Benefits of
  Customers
Attn: Surpas Omnibus Dept.
1 New York Plaza
New York, NY 10292-001            4,241,652        9.07%

Dean Witter Reynolds
Attn: Mutual Fund Operations
2 Harborside Plaza, 2nd Fl.
Jersey City, NJ 07311             2,471,547        5.28%

Class C Shares
--------------

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th St. - FL. 3
New York, NY  10001-2402          1,305,005       11.45%

MLPF&S
For the Sole Benefit of
  Its Customers
Attn:  Fund Administration
(97B15)
4800 Deer Lake Dr. East
2nd Fl.
Jacksonville, FL  32246-6484      2,213,694       19.42%

Prudential Securities, Inc.
Special Custody Account
  for Exclusive Benefits of
  Customers
Attn: Surpas Omnibus Dept.
1 New York Plaza
New York, NY 10292-001            581,228          5.10%

Advisor Class Shares
--------------------

Collegebound Fund
CBF-Balanced Portfolio
529 Plan
500 Plaza Drive
Secaucus, NJ  07094-3619          2,524,021       10.21%

Collegebound Fund
Aggressive Growth Emphasis
Age Based Portfolio 1987-1989
500 Plaza Drive
Secaucus, NJ  07094-3619          2,089,589        8.45%

Collegebound Fund
Agressive Growth Emphasis
Age Based Portfolio 1990-1992
500 Plaza Drive
Secaucus, NJ  07094-3619          1,397,531        5.65%

Collegebound Fund
Agressive Growth Emphasis
Age Based Portfolio 1993-1995
500 Plaza Drive
Secaucus, NJ  07094-3619          1,362,434        5.51%

Collegebound Fund
Growth Emphasis
Age Based Portfolio 1984-1986
500 Plaza Drive
Secaucus, NJ  07094-3619          2,329,644        9.42%

Collegebound Fund
Growth Emphasis
Age Based Portfolio 1987-1989
500 Plaza Drive
Secaucus, NJ  07094-3619          4,752,795       19.22%

Collegebound Fund
Growth Emphasis
Age Based Portfolio 1990-1992
500 Plaza Drive
Secaucus, NJ  07094-3619          5,100,899       20.63%

Collegebound Fund
Growth Emphasis
Age Based Portfolio 1993-1995
500 Plaza Drive
Secaucus, NJ  07094-3619          2,157,840        8.73%

Custodian
---------

     The Bank of New York, One Wall Street, New York, NY 10005 ("BNY"), acts as custodian for the assets of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, BNY may enter into sub-custodial agreement for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------

     ABIRM, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, the principal underwriter of shares of the Fund and as such may solicit orders from the public to purchase shares of the Fund. Under the Distribution Services Agreement, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

     Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Seward & Kissel
LLP, New York, New York.

Independent Auditors
--------------------

     Ernst & Young LLP, 5 Times Square, New York, New York 10036, has been appointed as independent auditors for the Fund.

Yield and Total Return Quotations
---------------------------------

     From time to time, the Fund advertises its "yield" average annual total return ("total return"), average annual total return (after taxes on distributions) and average annual total return (after taxes on distributions and redemptions) ("after-tax returns"), which are computed separately for Class A, Class B, Class C and Advisor Class shares. The Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. The Fund may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for Class A, Class B, Class C and Advisor Class shares. Quotations of yield do not include any provision for the effect of individual income taxes.

     The Fund's total return and after-tax returns are the average annual compounded rate of return for its most recently completed one-, five- and ten-year periods (or the period since the Fund's inception). Total return and after-tax returns are computed by finding, through the use of formulae prescribed by the Commission, the rate of return over the periods that would equate an assumed initial amount invested to the value of the investment at the end of the period. For the purposes of computing total return and after-tax returns, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid. After-tax returns are an estimate that is based on the highest historical individual federal marginal income tax rates and do not reflect the effect of state and local taxes.

     The Fund's yield for the month ended August 31, 2003 was 6.66% for Class A shares, 7.36% for Class B shares, 7.37% for Class C shares and 8.28% for Advisor Class shares. The Fund's actual distribution rates for such period for Class A, Class B, Class C and Advisor Class shares were 8.05%, 7.77%, 7.77% and 8.67%, respectively.

     Returns shown in the table, for the one-, five- and ten-year periods ended August 31, 2003 (or since inception through that date, as noted), reflect imposition of the maximum front-end or CDSCs as well as conversion of Class B shares to Class A shares after the applicable period.

                               12 Months   Five Years   Ten Years
                               ended       ended        ended
                               08/31/03    08/31/03     08/31/03

Class A Return Before Taxes    16.15%      (1.75)%       1.86%*

        Return After Taxes     12.33%      (5.75)%      (2.22)%*
        on Distributions

        Return After Taxes     10.14%      (3.87)%      (0.87)%*
        on Distributions and

        Sale of Fund Shares

Class B Return Before Taxes    16.55%      (1.58)%       1.87%*

Class C Return Before Taxes    19.54%      (1.59)%       1.84%*

Advisor
Class   Return Before Taxes    21.73%      (0.55)%       2.89%*

*Inception Dates: Class A - April 22, 1997
                  Class B - April 22, 1997
                  Class C - April 22, 1997
                  Advisor Class - April 22, 1997

     Yield, total return and after-tax returns are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio, the Fund's average portfolio maturity and its expenses. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

     Advertisements quoting performance rankings or ratings of the Fund as measured by financial publications or by independent organizations such as Lipper Inc., Morningstar, Inc., advertisements comparing the performance of the Fund against various indices or other investment and advertisements presenting the historical record of payments of income dividends or capital gains by the Fund may also from time to time be sent to investors or placed in newspapers, magazines such as Barrons, Business Week, Changing Times, Forbes, Investor's Daily, Money Magazine, The New York Times and The Wall Street Journal or other media on behalf of the Fund. The Fund's annual report contains additional information and is available to shareholders upon request and without charge.

Additional Information
----------------------

     Shareholder inquiries may be directed to the shareholder's financial intermediary or to AGIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

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     FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT AUDITORS

-----------------------------------------------------------------

     The financial statements of AllianceBernstein High Yield Fund, Inc. for the fiscal year ended August 31, 2003 and the report of Ernst & Young LLP, independent auditors, are incorporated herein by reference to the Fund's annual report. The annual report was filed on Form N-CSR with the SEC on [__________], 2003. The annual report is available without charge upon request by calling AGIS at (800) 227-4618.

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                       APPENDIX A: OPTIONS

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Options
-------

     The Fund will only write "covered" put and call options, unless such options are written for cross-hedging purposes. The manner in which such options will be deemed "covered" is described in the Prospectus under the heading "Investment Objective and Policies -- Investment Practices -- Options."

     The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

     The writer of a listed option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of a listed option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

     The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

     An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

     The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

     The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

     The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

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                           APPENDIX B:
                           BOND RATINGS

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STANDARD & POOR'S

     A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category.

     The ratings from "AA" and "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S

     Excerpts from Moody's description of its corporate bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa
- considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.

FITCH

     AAA. Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by Directors and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

     AA. Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior through strong lien--in many cases directly following an AAA security--or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

     A. A securities are strong investments and in many cases of highly active market, but are not so heavily protected as the two upper classes or possibly are of similar security but less quickly salable. As a class they are more sensitive in standing and market to material changes in current earnings of the company. With favoring conditions such securities are likely to work into a high rating, but in occasional instances changes cause the rating to be lowered.

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                           APPENDIX C:
                     STATEMENT OF POLICIES AND
                  PROCEDURES FOR VOTING PROXIES

-----------------------------------------------------------------

Introduction
------------

     As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

     This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and global securities.

Proxy Policies
--------------

     This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Corporate Governance: Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Committees
-----------------------

     Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.

Conflicts of Interest
---------------------

     Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.

Proxies of Certain Non-US Issuers
---------------------------------

     Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

Proxy Voting Records
--------------------

     Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Assistant General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

-----------------------------------------------------------------

                           APPENDIX D:
                       COMMISSION SCHEDULE

-----------------------------------------------------------------

                 AllianceBernstein Equity and Fixed-Income Funds
                 -----------------------------------------------

                                                                 Annual Trail(1)
Share Class          Purchase Amount       Charges  Concessions (paid quarterly)
-----------          ---------------       -------  ----------- ----------------

Class A Shares       $0 to $99,999(2)       4.25%      4.00%         0.25%

                     $100,000 to $249,999   3.25%      3.00%         0.25%

                     $250,000 to $499,999   2.25%      2.00%         0.25%

                     $500,000 to $999,999   1.75%      1.50%         0.25%

                     $1,000,000 or more(3)  0.00%     tiered(4)      0.25%

Class B Shares,
Equity Funds,
AllianceBernstein
Global Strategic
Income Trust and
AllianceBernstein
High Yield Fund      $0 to $250,000(2, 5)   0.00%      4.00%         0.25%

Class B Shares,
Fixed-Income Funds   $0 to $250,000(2, 5)   0.00%      3.00%         0.25%

Class C Shares       $0 to $1,000,000(2)    0.00%      1.00%         1.00%

Class R Shares               Any(6)         0.00%      0.00%         0.50%

                       AllianceBernstein Exchange Reserves
                       -----------------------------------

                                                                 Annual Trail(7)
Share Class            Purchase Amount     Charges  Concessions (paid quarterly)
-----------            ---------------     -------  ----------- ----------------

  Class A Shares             any             None       None          0.25%

  Class B Shares     $0 to $250,000          None       4.00%         0.00%

  Class C Shares     $0 to $1,000,000        None       1.00%         0.25%

                                  CDSC Schedule
                                  -------------

                           Class B Shares(5)                 Class C Shares
                           -----------------                 --------------


                   Equity(8) &                               Equity, Exchange
Years Owned     Exchange Reserves    Fixed-Income(7, 8)  Reserves & Fixed-Income
-----------     -----------------    ------------------  -----------------------

  Year 1              4.00%               3.00%                 1.00%
  Year 2              3.00%               2.00%                 0.00%
  Year 3              2.00%               1.00%                 0.00%
  Year 4              1.00%               0.00%                 0.00%
  Year 5              0.00%               0.00%                 0.00%

----------

(1) For purchases under $1 million, the .25% trail is effective immediately, payable quarterly. For purchases of $1 million or more on Class A shares, a 1% CDSC will apply for the first year. The .25% annual trail, payable quarterly, will begin in the 13th month. Class C shares 1% annual trail begins in the 13th month. Class R shares .50% trail is effective immediately.

(2) The minimum initial investment amount is $1,000 and the minimum subsequent investment amount is $50.

(3) Class A shares that are received in exchange for AllianceBernstein Fund Class A shares that were not subject to an initial sales charge when originally purchased because the amount purchase was $1,000,000 or more are also subject to a 1% deferred sales charge on redemptions within one year of purchase.

(4) Concessions for purchases of $1 million or more: 1.00% on amounts over $1,000,000 but less than $3,000,000 plus .75% on amounts over $3,000,000 but less than $5,000,000 plus
     .50% on amounts over $5,000,000.

(5)  Class B Shares for fixed-income funds, except
     AllianceBernstein Global Strategic Income Trust and
     AllianceBernstein High Yield Fund, convert to Class A shares after 6 years. Class B Shares for equity funds and AllianceBernstein Global Strategic Income Trust,
     AllianceBernstein High Yield Fund and AllianceBernstein
     Exchange Reserves convert to Class A shares after 8 years.

(6) Class R shares are available only to group retirement plans with plan level assets of at least $1 million but no more than $10 million.

(7) For Class A and B shares of AllianceBernstein Exchange reserves, the .25% trail is effective immediately. For Class C shares the, .25% trail begins in the 13th month. All trail payments on Class B shares of AllianceBernstein Exchange Reserves, normally .25%, have been indefinitely suspended. In addition, trail payments to accounts that have been identified as engaging in a market timing strategy have also been indefinitely suspended.

(8)  For AllianceBernstein Global Strategic Income Trust and
     AllianceBernstein High Yield Fund, the Equity fund CDSC applies.


00250.0157 #430382

                              PART C
                        OTHER INFORMATION

ITEM 23.  Exhibits

          (a) Articles of Incorporation of the Registrant - Incorporated by reference to Exhibit 1 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-18505 and 811-09160) filed with the Securities and Exchange Commission on December 20, 1996.

          (b) By-Laws of the Registrant - Incorporated by reference to Exhibit 2 to the Registrant's
               Registration Statement on Form N-1A (File Nos.
               333-18505 and 811-09160) filed with the Securities and Exchange Commission on December 20, 1996.

          (c)  Not applicable.

          (d) Advisory Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 1 of Registrant's Registration Statement on Form N-1A (File Nos. 333-18505 and 811-09160)
               filed with the Securities and Exchange Commission on October 31, 1997.

          (e) (1) Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 1 of Registrant's Registration Statement on Form N-1A (File Nos. 333-18505 and 811-09160)
                    filed with the Securities and Exchange
                    Commission on October 31, 1997.

               (2) Form of Selected Dealer Agreement between AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 11 of Registrant's Registration Statement on Form N-1A (File Nos. 333-18505 and 811-09160)
                    filed with the Securities and Exchange
                    Commission on October 25, 2002.

               (3) Form of Selected Agent Agreement between AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) and selected agents making available shares of Registrant - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 11 of Registrant's Registration Statement on Form N-1A (File Nos. 333-18505 and 811-09160)
                    filed with the Securities and Exchange
                    Commission on October 25, 2002.

          (f)  Not applicable.

          (g) Custody Agreement between the Registrant and The Bank of New York - Incorporated by reference to
               Exhibit 8 to Post-Effective Amendment No. 1 of Registrant's Registration Statement on Form N-1A (File Nos. 333-18505 and 811-09160) filed with the Securities and Exchange Commission on October 31, 1997.

          (h) Transfer Agency Agreement between the Registrant and Alliance Global Investor Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 1 of Registrant's Registration Statement on Form N-1A (File Nos. 333-18505 and 811-09160) filed with the Securities and Exchange Commission on October 31, 1997.

          (i) Opinion and Consent of Seward & Kissel LLP - Filed herewith.

          (j)  Consent of Independent Auditors - Filed herewith.

          (k)  Not applicable.

          (l)  Not applicable.

          (m)  Rule 12b-1 Plan - See Exhibit (e)(1) hereto.

          (n) (1) Rule 18f-3 Plan - Incorporated by reference to Exhibit 18 to Pre-Effective Amendment No. 1 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-18505 and 811-09160) filed with the Securities and Exchange Commission on April 3, 1997.

               (2)  Form of Amended and Restated 18f-3 Plan -
                    Filed herewith.

          (p) (1) Code of Ethics for the Fund, incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of Alliance Bond Fund, Inc. (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

               (2)  Code of Ethics for the Alliance Capital
                    Management L.P. and AllianceBernstein
                    Investment Research and Management, Inc.
                    (formerly known as Alliance Fund
                    Distributors, Inc.) incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 31 of the Registration Statement on Form N-1A of AllianceBernstein Variable Products Series Fund, Inc. (File Nos. 33-18647 and 811-5398), filed with the Securities and Exchange Commission on April 27, 2001.

          OTHER EXHIBITS:

               Powers of Attorney of John D. Carifa, Ruth Block, David H. Dievler, John H. Dobkin, William H. Foulk, Clifford L. Michel, and Donald J. Robinson
               - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 76 of the Registration Statement on Form N-1A of AllianceBernstein Bond Fund, Inc. (File Nos. 333-41375 and 811-08527) filed with the Securities and Exchange Commission on February 27, 2001.

ITEM 24.  Persons Controlled by or under Common Control with the
          Fund.

          None.

ITEM 25.  Indemnification.

          It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a) in response to Item 23, Article VII and Article VIII of Registrant's By-Laws, filed as Exhibit (b) in response to Item 23, and Section 10 of the proposed Distribution Services Agreement, filed as Exhibit (e)(1) in response to Item 23, all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Incorporation, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the proposed Advisory Agreement, filed as Exhibit (d) in response to Item 23, as set forth below.

          Section 2-418 of the Maryland General Corporation Law reads as follows:

               "2-418 INDEMNIFICATION OF DIRECTORS, OFFICERS,
          EMPLOYEES AND AGENTS.--(a) In this section the following words have the meanings indicated.

                    (1) "Director" means any person who is or was
               a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

                    (2) "Corporation" includes any domestic or
               foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

                    (3) "Expenses" include attorney's fees.

                    (4) "Official capacity" means the following:

                         (i) When used with respect to a
               director, the office of director in the
               corporation; and

                         (ii) When used with respect to a person
               other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

                         (iii) "Official capacity" does not
               include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

                    (5) "Party" includes a person who was, is, or
               is threatened to be made a named defendant or respondent in a proceeding.

                    (6) "Proceeding" means any threatened,
               pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

                    (b) (1) A corporation may indemnify any
               director made a party to any proceeding by reason of service in that capacity unless it is established that:

                         (i) The act or omission of the director
               was material to the matter giving rise to the proceeding; and

                              1. Was committed in bad faith; or

                              2. Was the result of active and
                    deliberate dishonesty; or

                         (ii) The director actually received an
               improper personal benefit in money, property, or services; or

                         (iii) In the case of any criminal
               proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

                    (2) (i)Indemnification may be against
               judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

                         (ii) However, if the proceeding was one
               by or in the right of the corporation,
               indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

                    (3) (i) The termination of any proceeding by
               judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

                         (ii) The termination of any proceeding
               by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

                    (4) A corporation may not indemnify a
               director or advance expenses under this section for a proceeding brought by that director against the corporation, except:

                         (i)For a proceeding brought to enforce
               indemnification under this seciton; or

                         (ii) If the charter or bylaws of the
               corporation, a resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.

                    (c) A director may not be indemnified under
               subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

                    (d) Unless limited by the charter:

                    (1) A director who has been successful, on
               the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

                    (2) A court of appropriate jurisdiction upon
               application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

                         (i) If it determines a director is
               entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

                         (ii) If it determines that the director
               is fairly and reasonably entitled to
               indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection
               (b) of this section or has been adjudged liable under the circumstances described in subsection
               (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

                    (3) A court of appropriate jurisdiction may
               be the same court in which the proceeding involving the director's liability took place.

                    (e) (1) Indemnification under subsection (b)
               of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

                    (2) Such determination shall be made:

                         (i) By the board of directors by a
               majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

                         (ii) By special legal counsel selected
               by the board of directors or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

                         (iii) By the stockholders.

                    (3) Authorization of indemnification and
               determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

                    (4) Shares held by directors who are parties
               to the proceeding may not be voted on the subject matter under this subsection.

                    (f) (1) Reasonable expenses incurred by a
               director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

                         (i) A written affir mation by the
               director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

                         (ii) A written undertaking by or on
               behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

                    (2) The undertaking required by subparagraph
               (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

                    (3) Payments under this subsection shall be
               made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

                    (g) The indemnification and advancement of
               expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

                    (h) This section does not limit the
               corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

                    (i) For purposes of this section:

                    (1) The corporation shall be deemed to have
               requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

                    (2) Excise taxes assessed on a director with
               respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

                    (3) Action taken or omitted by the director
               with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

                    (j) Unless limited by the charter:

                    (1) An officer of the corporation shall be
               indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

                    (2) A corporation may indemnify and advance
               expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

                    (3) A corporation, in addition, may indemnify
               and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

                    (k) (1) A corporation may purchase and
               maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

                    (2) A corporation may provide similar
               protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

                    (3) The insurance or similar protection may
               be provided by a subsidiary or an affiliate of the corporation.

                    (1) Any indemnification of, or advance of
               expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting.

          Article EIGHTH of the Registrant's Articles of
Incorporation reads as follows:

                    (1) To the full extent that limitations on
               the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for money damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

                    (2) The Corporation shall indemnify and
               advance expenses to its currently acting and its former directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with law. The Board of Directors may by By-Law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the full extent permitted by the Maryland General Corporation Law.

                    (3) No provision of this Article shall be
               effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                    (4) References to the Maryland General
               Corporation Law in this Article are to that law as from time to time amended. No amendment to the charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

          Article VII, Section 7 of the Registrant's By-Laws reads as follows:

               Section 7. Insurance Against Certain Liabilities. The Corporation shall not bear the cost of insurance that protects or purports to protect directors and officers of the Corporation against any liabilities to the Corporation or its security holders to which any such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          ARTICLE VIII of the Registrant's By-Laws reads as follows:

               Section 1. Indemnification of Directors and
               Officers. The Corporation shall indemnify its directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The Corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the full extent consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

               Section 2. Advances. Any current or former director or officer of the Corporation seeking indemnification within the scope of this Article shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the full extent permissible under the Maryland General Corporation Law. The person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance; or (c) a majority of a quorum of directors of the Corporation who are neither "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding ("disinterested non-party directors"), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

               Section 3. Procedure. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, whether the standards required by this Article have been met. Indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of disinterested non-party directors or
               (ii) an independent legal counsel in a written opinion.

               Section 4. Indemnification of Employees and
               Agents. Employees and agents who are not officers or directors of the Corporation may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940.

               Section 5. Other Rights. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested directors or otherwise. The rights provided to any person by this Article shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director, officer, employee, or agent as provided above.

               Section 6. Amendments. References in this Article are to the Maryland General Corporation Law and to the Investment Company Act of 1940 as from time to time amended. No amendment of these By-laws shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

          The proposed Advisory Agreement to be between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect Alliance Capital Management L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

          The proposed Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. provides that the Registrant will indemnify, defend and hold AllianceBernstein Investment Research and Management, Inc., and any person who controls it within the meaning of Section 15 of the Securities Act of 1933 (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which AllianceBernstein Investment Research and Management, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

          The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation and By-Laws, the proposed Advisory Agreement between Registrant and Alliance Capital Management L.P. and the proposed Distribution Services Agreement between Registrant and AllianceBernstein Investment Research and Management, Inc. which are filed herewith as Exhibits (a), (b), (d) and (e)(1), respectively, in response to Item 23 and each of which are incorporated by reference herein.

          Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          In accordance with Release No. IC-11330 (September 2,
          1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

          The Registrant participates in a joint
          trustees/directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 26.  Business and Other Connections of Investment Adviser.

          The descriptions of Alliance Capital Management L.P. under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

          The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 27.  Principal Underwriters.

          (a) AllianceBernstein Investment Research and Management, Inc., the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. AllianceBernstein Investment Research and Management, Inc. also acts as Principal Underwriter or Distributor for the following investment companies:

               AllianceBernstein All-Asia Investment Fund, Inc. AllianceBernstein Americas Government Income Trust AllianceBernstein Balanced Shares, Inc.
               AllianceBernstein Blended Style Series, Inc.
               AllianceBernstein Bond Fund, Inc.
               AllianceBernstein Capital Reserves
               AllianceBernstein Disciplined Growth Fund, Inc. AllianceBernstein Disciplined Value Fund, Inc. AllianceBernstein Dynamic Growth Fund, Inc.
               AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
               AllianceBernstein Global Growth Trends Fund, Inc. AllianceBernstein Global Small Cap Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Government Reserves
               AllianceBernstein Greater China '97 Fund, Inc. AllianceBernstein Growth and Income Fund, Inc. AllianceBernstein Health Care Fund, Inc.
               AllianceBernstein High Yield Fund, Inc.
               AllianceBernstein Institutional Funds, Inc.
               AllianceBernstein Institutional Reserves, Inc. AllianceBernstein Intermediate California Municipal Portfolio AllianceBernstein Intermediate Diversified Municipal Portfolio AllianceBernstein Intermediate New York Municipal Portfolio AllianceBernstein International Premier Growth Fund, Inc. AllianceBernstein Mid-Cap Growth Fund, Inc.
               AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc. AllianceBernstein Municipal Income Fund II
               AllianceBernstein Municipal Trust
               AllianceBernstein New Europe Fund, Inc.
               AllianceBernstein Premier Growth Fund, Inc.
               AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Select Investor Series, Inc. AllianceBernstein Short Duration Portfolio
               AllianceBernstein Small Cap Growth Fund, Inc. AllianceBernstein Technology Fund, Inc.
               AllianceBernstein Trust
               AllianceBernstein Utility Income Fund, Inc.
               AllianceBernstein Variable Products Series Fund, Inc. AllianceBernstein Worldwide Privatization Fund, Inc.
               Sanford C. Bernstein Fund II, Inc.
               The AllianceBernstein Portfolios

          (b) The following are the Directors and Officers of AllianceBernstein Investment Research and
               Management, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York 10105.

                             POSITIONS AND     POSITIONS AND
                             OFFICES WITH      OFFICES WITH
NAME                         UNDERWRITER       REGISTRANT

Michael J. Laughlin          Director and
                             Chairman

John D. Carifa               Director          President,
                                               Director

Richard K. Saccullo          Director

David Conine                 Executive Vice
                             President

Richard A. Davies            Executive Vice
                             President and
                             Managing
                             Director

Kurt H. Schoknect            Executive Vice
                             President

Edmund P. Bergan, Jr.        Senior Vice       Secretary
                             President,
                             General Counsel
                             and Secretary

Benji A. Baer                Senior Vice
                             President

Amy I. Belew                 Senior Vice
                             President

Matthew F. Beaudry           Senior Vice
                             President

John R. Bonczek              Senior Vice
                             President

John R. Carl                 Senior Vice
                             President

William W. Collins, Jr.      Senior Vice
                             President

Mark J. Dunbar               Senior Vice
                             President

John C. Endahl               Senior Vice
                             President

Andrew L. Gangolf            Senior Vice       Assistant
                             President and     Secretary
                             Assistant
                             General
                             Counsel

John Grambone                Senior Vice
                             President

Bradley F. Hanson            Senior Vice
                             President

Geoffrey L. Hyde             Senior Vice
                             President

Robert H. Joseph, Jr.        Senior Vice
                             President

George H. Keith              Senior Vice
                             President

Richard D. Keppler           Senior Vice
                             President

Richard E. Khaleel           Senior Vice
                             President

Henry Michael Lesmeister     Senior Vice
                             President

Susan L. Matteson-King       Senior Vice
                             President

Daniel D. McGinley           Senior Vice
                             President

Patrick J. Mullen            Senior Vice
                             President

Joanna D. Murray             Senior Vice
                             President

Daniel A. Notto              Senior Vice
                             President

Peter J. O'Brien             Senior Vice
                             President

John J. O'Connor             Senior Vice
                             President

Catherine N. Peterson        Senior Vice
                             President

Robert E. Powers             Senior Vice
                             President

Domenick Pugliese            Senior Vice       Assistant
                             President and     Secretary
                             Assistant
                             General
                             Counsel

John P. Schmidt              Senior Vice
                             President

Raymond S. Sclafani          Senior Vice
                             President

Gregory K. Shannahan         Senior Vice
                             President

Scott C. Sipple              Senior Vice
                             President

Peter J. Szabo               Senior Vice
                             President

Joseph T. Tocyloski          Senior Vice
                             President

David R. Turnbough           Senior Vice
                             President

Craig E. Welch               Senior Vice
                             President

Richard A. Winge             Senior Vice
                             President

Emilie D. Wrapp              Senior Vice
                             President and
                             Assistant
                             General
                             Counsel

Keith A. Yoho                Senior Vice
                             President

Patrick E. Ryan              Vice President
                             and Chief
                             Financial
                             Officer

Ricardo Arreola              Vice President

Peter J. Barber              Vice President

Kenneth F. Barkoff           Vice President

Charles M. Barrett           Vice President

Troy E. Barton               Vice President

Laura J. Beedy               Vice President

Gregory P. Best              Vice President

Daniel U. Brakewood          Vice President

Robert F. Brendli            Vice President

Alan T. Brum                 Vice President

Kevin T. Cannon              Vice President

John M. Capeci               Vice President

John P. Chase                Vice President

Leo H. Cook                  Vice President

Jean A. Coomber              Vice President

Russell R. Corby             Vice President

Dwight P. Cornell            Vice President

Michael R. Crimmins          Vice President

John W. Cronin               Vice President

Robert J. Cruz               Vice President

Daniel J. Deckman            Vice President

Sherry V. Delaney            Vice President

Jennifer M. DeLong           Vice President

Faith C. Deutsch             Vice President

Janet B. DiBrita             Vice President

Richard P. Dyson             Vice President

John S. Egner                Vice President

Adam E. Engelhardt           Vice President

Sohaila S. Farsheed          Vice President

John J. Fennessy             Vice President

Mark D. Gersten              Vice President    Treasurer and
                                               Chief Financial
                                               Officer

Thomas R. Graffeo            Vice President

Marci Green                  Vice President

Alan Halfenger               Vice President

Michael S. Hart              Vice President

Jean-Francois Y. Hautemulle  Vice President

George R. Hrabovsky          Vice President

Dinah J. Huntoon             Vice President

Scott Hutton                 Vice President

Anthony D. Ialeggio          Vice President

Theresa Iosca                Vice President

Oscar J. Isoba               Vice President

Michele C. Eschert Johnson   Vice President

Danielle M. Klaskow          Vice President

Victor Kopelakis             Vice President

Richard D. Kozlowski         Vice President

Robert I. Kurzweil           Vice President

Daniel W. Krause             Vice President

Donna M. Lamback             Vice President

P. Dean Lampe                Vice President

Joseph R. Laspina            Vice President

Laurel E. Lindner            Vice President

James M. Liptrot             Vice President

James P. Luisi               Vice President

Kathryn Austin Masters       Vice President

Richard F. Meier             Vice President

Michael V. Miller            Vice President

Thomas F. Monnerat           Vice President

Doris T. Ciliberti Muller    Vice President

Michael F. Nash, Jr.         Vice President

Jamie A. Nieradka            Vice President

David L. Nitz                Vice President

Nicole Nolan-Koester         Vice President

Timothy J. O'Connell         Vice President

Richard J. Olszewski         Vice President

Albert Orokos                Vice President

David D. Paich               Vice President

Christopher A. Panicoe       Vice President

Todd P. Patton               Vice President

Jeffrey R. Petersen          Vice President

Mark A. Pletts               Vice President

James J. Posch               Vice President

Carol H. Rappa               Vice President

Arlene L. Reddington         Vice President

Bruce W. Reitz               Vice President

James A. Rie                 Vice President

Miguel A. Rozensztroch       Vice President

Karen C. Satterberg          Vice President

Eileen B. Sebold             Vice President

Stephanie Seminara           Vice President

Richard J. Sidell            Vice President

Teris A. Sinclair            Vice President

Rayandra E. Slonina          Vice President

Bryant B. Smith              Vice President

Jeffrey C. Smith             Vice President

Eileen Stauber               Vice President

Elizabeth K. Tramo           Vice President

Benjamin H. Travers          Vice President

Marie R. Vogel               Vice President

Wayne W. Wagner              Vice President

Jesse L. Weissberger         Vice President

Mark E. Westmoreland         Vice President

Paul C. Wharf                Vice President

Scott Whitehouse             Vice President

Peter H. Whitlock            Vice President

Matthew Witschel             Vice President

Richard J. Appaluccio        Assistant Vice
                             President

Omar J. Aridi                Assistant Vice
                             President

Joseph D. Asselta            Assistant Vice
                             President

Andrew Berger                Assistant Vice
                             President

Gian D. Bernardi             Assistant Vice
                             President

Susan Bieber                 Assistant Vice
                             President

Paul G. Bishop               Assistant Vice
                             President

Heath A. Black               Assistant Vice
                             President

Michael J. Bodnar            Assistant Vice
                             President

Henry Brennan                Assistant Vice
                             President

Mark S. Burns                Assistant Vice
                             President

Maria L. Carreras            Assistant Vice
                             President

Chul Y. Chang                Assistant Vice
                             President

Judith A. Chin               Assistant Vice
                             President

Jorge Ciprian                Assistant Vice
                             President

Jeffrey T. Coghan            Assistant Vice
                             President

Kenneth J. Connors           Assistant Vice
                             President

Michael C. Conrath           Assistant Vice
                             President

Shawn Conroy                 Assistant Vice
                             President

Ralph A. DiMeglio            Assistant Vice
                             President

Joseph T. Dominguez          Assistant Vice
                             President

Bernard J. Eng               Assistant Vice
                             President

Jeffrey M. Eschert           Assistant Vice
                             President

Michael J. Eustic            Assistant Vice
                             President

Efrain Fernandez             Assistant Vice
                             President

Anthony P. Fiore             Assistant Vice
                             President

Kelly P. Guter               Assistant Vice
                             President

Arthur F. Hoyt, Jr.          Assistant Vice
                             President

Mark W. Hubbard              Assistant Vice
                             President

David A. Hunt                Assistant Vice
                             President

Kumar Jagdeo II              Assistant Vice
'                            President

Elizabeth E. Keefe           Assistant Vice
                             President

Edward W. Kelly              Assistant Vice
                             President

Thomas J. Khoury             Assistant Vice
                             President

Charles Kim                  Assistant Vice
                             President

Jeffrey M. Kusterer          Assistant Vice
                             President

Gary M. Lang                 Assistant Vice
                             President

Evamarie C. Lombardo         Assistant Vice
                             President

Daniel K. McGouran           Assistant Vice
                             President

Andrew J. Magnus             Assistant Vice
                             President

Steven M. Miller             Assistant Vice
                             President

Jeffrey D. Mosco             Assistant Vice
                             President

John J. Multhauf             Assistant Vice
                             President

Alex E. Pady                 Assistant Vice
                             President

Wandra M. Perry-Hartsfield   Assistant Vice
                             President

Irfan A. Raja                Assistant Vice
                             President

Rizwan A. Raja               Assistant Vice
                             President

David J. Riley               Assistant Vice
                             President

Christopher P. Rodney        Assistant Vice
                             President

Peter V. Romeo               Assistant Vice
                             President

Jessica M. Rozman            Assistant Vice
                             President

Michelle Y. Ryba             Assistant Vice
                             President

Christina Santiago           Assistant Vice
                             President and
                             Counsel

Matthew J. Scarlata          Assistant Vice
                             President

John Scialabba               Assistant Vice
                             President

Orlando Soler                Assistant Vice
                             President

Nancy D. Testa               Assistant Vice
                             President

Richard L. Tocyloski         Assistant Vice
                             President

Elsia M. Vasquez             Assistant Vice
                             President

Nina C. Wilkinson            Assistant Vice
                             President

Mark R. Manley               Assistant
                             Secretary

          (c)  Not applicable.

ITEM 28.  Location of Accounts and Records.

          The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance
          Global Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003 and at the offices of The Bank of New York, 48 Wall Street, New York, New York 10286. All other records so required to be maintained are maintained at the offices of Alliance Capital
          Management L.P., 1345 Avenue of the Americas, New York,
          New York, 10105.

ITEM 29.  Management Services.

          Not applicable.

ITEM 30.  Undertakings.

          Not applicable.

                            SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 30th day of October, 2003.

                          ALLIANCEBERNSTEIN HIGH YIELD FUND, INC.

                          By: /s/ John D. Carifa
                              ------------------
                              John D. Carifa
                              Chairman and President

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

     Signature                Title                Date
     ---------                -----                ----

1.   Principal
     Executive Officer:

     By: /s/ John D. Carifa   Chairman and    October 30, 2003
         ------------------   President
         John D. Carifa

2.   Principal Financial and
     Accounting Officer:

     By: /s/ Mark D. Gersten  Treasurer and    October 30, 2003
         -------------------  Chief Financial
         Mark D. Gersten      Officer

3.   All of the Directors:
     Ruth Block
     John D. Carifa
     David H. Dievler
     John H. Dobkin
     William H. Foulk, Jr.
     Clifford L. Michel
     Donald J. Robinson

By:  /s/ Edmund P. Bergan, Jr.                 October 30, 2003
     -------------------------
     Edmund P. Bergan, Jr.
     (Attorney-in-Fact)

                        Index to Exhibits
                        -----------------

Exhibit No.           Description of Exhibits
-----------           -----------------------

(i)                   Opinion and Consent of Seward & Kissel LLP

(j)                   Consent of Independent Auditors

(n)(2)                Form of Amended and Restated 18f-3 Plan

00250.0157 #382770v2